UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2015

Short Duration and Government Fixed Income Funds
Enhanced Income
Government Income
High Quality Floating Rate
Inflation Protected Securities
Limited Maturity Obligations
Short Duration Government
Short Duration Income

Goldman Sachs Short Duration and Government Fixed Income Funds

■	ENHANCED INCOME

■	GOVERNMENT INCOME

■	HIGH QUALITY FLOATING RATE

■	INFLATION PROTECTED SECURITIES

■	LIMITED MATURITY OBLIGATIONS

■	SHORT DURATION GOVERNMENT

■	SHORT DURATION INCOME

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	4

Market Review	5

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	46

Financial Statements	90

Financial Highlights	98

Notes to Financial Statements	112

Report of Independent Registered Public Accounting Firm	146

Other Information	147

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Enhanced Income Fund invests primarily in a portfolio of U.S. dollar denominated fixed income securities, including non-mortgage U.S. government securities, corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

The Goldman Sachs Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all).

The Goldman Sachs High Quality Floating Rate Fund invests primarily in high quality floating rate or variable rate obligations, and the Fund considers “high quality” obligations to be (i) those rated AAA or Aaa by a nationally recognized statistical rating organization at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable quality), and (ii) U.S. government securities, including mortgage-backed securities, and repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Inflation Protected Securities Fund invests primarily in inflation protected securities (IPS) of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. IPS are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of IPS is not guaranteed, and will fluctuate in response to changes in real interest rates. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets. If deflation were to occur, IPS would likely decline in price. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares.

The Goldman Sachs Limited Maturity Obligations Fund invests in a broad range of high quality, U.S. dollar-denominated money market and other fixed income instruments, including obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate asset-backed securities and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Fund is not a money market fund and does not attempt to maintain a stable net asset value. The Fund is subject to NAV risk, which means that the net asset value of the Fund and the value of investments in the Fund will fluctuate. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Because the Fund may invest heavily in specific sectors (for example, the financial services sector), the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting such sectors. Foreign investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of adverse economic or political developments. Investments in asset-backed and receivables-backed securities are subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates).

The Goldman Sachs Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Goldman Sachs Short Duration Income Fund invests primarily in U.S. or foreign fixed income securities, including U.S. government securities, corporate debt securities, collateralized loan obligations, agency and privately issued mortgage-backed securities, asset-backed securities, high yield non-investment grade securities, bank loans and emerging countries debt. Investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity, interest rate, call and extension risk. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Investments in mortgage-backed securities are also subject to prepayment risk (i.e., the risk that in a declining interest rate environment, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). High yield, lower rated investments involve greater price volatility and present greater risks than higher rated fixed income securities. Indirect loan participations may subject the Fund to greater delays, expenses and risks than direct obligations in the case that a borrower fails to pay scheduled principal and interest. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk (i.e., the risk that an investment may not be able to be sold without a substantial drop in price, if at all). The Fund’s use of derivatives may result in leverage, which can make the Fund more volatile. The Fund’s investments in other investment companies subject it to additional expenses. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in bonds of similar projects or in particular types of municipal securities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among securities and sectors

■	Leverage the vast resources of GSAM in selecting securities for each portfolio

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

Fixed Income portfolios that:

■	Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■	Capitalize on GSAM’s industry-renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

MARKET REVIEW

Goldman Sachs Short Duration and Government Fixed Income Funds

Market Review

Geopolitical tensions and increasingly divergent economic conditions and monetary policies of global central banks drove the performance of the global fixed income markets during the 12 months ended March 31, 2015 (the “Reporting Period”).

When the Reporting Period began in April 2014, spread, or non-government bond, sectors rallied as global bond yields fell. Most fixed income sectors generated positive returns, with emerging markets debt and non-agency mortgage-backed securities leading gains. Investors focused in part on events in Ukraine, as Russia’s intervention led to sanctions by the U.S. and Europe. Economic influences included the U.S. Commerce Department’s announcement that first quarter 2014 Gross Domestic Product (“GDP”) had declined, indicating an economic contraction. However, second calendar quarter economic data releases, such as auto sales, jobless claims and manufacturing activity, suggested a rebound was underway. This supported the view of some market participants that the first quarter 2014 economic contraction might have been due to inclement winter weather and that economic growth could accelerate in the remainder of the calendar year. From a monetary policy perspective, in June 2014, the European Central Bank (“ECB”) cut interest rates by 10 basis points, moving the deposit rate for the Eurozone into negative territory for the first time in history. (The Eurozone is a geographic and economic region that consists of all the European Union countries that have fully incorporated the euro as their national currency.) (A basis point is 1/100th of a percentage point.) The ECB also announced it would be implementing additional liquidity measures targeted at stimulating lending.

During the third calendar quarter, spread sectors retreated. High yield corporate bonds and emerging markets debt led underperformance, as geopolitical tensions surrounding Russia and the Middle East weighed on risk sentiment. In the Eurozone, the ECB implemented further easing measures in the form of interest rate cuts and targeted long-term financial operations, and announced plans to start purchasing asset-backed securities as a result of persistently low inflation and weak economic growth. U.S. economic data was generally strong, suggesting an above-trend pace of growth, leading the Federal Reserve (the “Fed”) to shift up its forecasts for the future path of U.S. interest rates. Meanwhile, the U.S. dollar saw its best quarter in more than six years, driven predominantly by market views on global economic divergence —improving U.S. economic data reinforced views about stronger U.S. growth, while the faltering Japanese and Eurozone economies suggested continued weakness.

Spread sectors declined overall during the fourth quarter of 2014. High yield corporate bonds and emerging markets debt were weakest, as falling oil prices heightened market volatility and sparked a flight to quality. (Flight to quality is defined as the action of investors moving their capital away from riskier investments to the safest possible investment vehicles. The flight is usually caused by uncertainty in the markets.) At the same time, global economic divergence continued. In the U.S., the economy improved, leading the Fed to end its quantitative easing asset purchase program, as planned, in October 2014. Soft, or less than robust, economic data in the Eurozone and Japan resulted in further monetary easing by their central banks. The U.S. dollar continued to appreciate versus many other global currencies.

During the first quarter of 2015, spread sectors generated broadly positive returns. As the Fed and the U.K. considered raising short-term interest rates, global monetary policy easing intensified with the ECB announcing its quantitative easing program and approximately 25 other global central banks easing monetary policy. The U.S. dollar appreciated for a third consecutive quarter, reaching a 12-year high versus the euro ahead of the Fed’s March 2015

MARKET REVIEW

policy meeting. The anti-austerity Syriza party was victorious in Greece’s elections, raising fears of a renewed debt crisis. Near quarter-end, Eurozone finance ministers agreed to a four-month extension of the current Greek bailout package, buying time but leaving unresolved the question of how Greece will fund debt repayments during July and August 2015.

For the Reporting Period overall, commercial mortgage-backed securities generated the strongest positive returns within the broad fixed income market. Asset-backed securities also outperformed U.S. Treasuries, followed at some distance by mortgage-backed securities. Conversely, sovereign emerging markets debt and high yield corporate bonds underperformed U.S. Treasuries. Investment grade corporate bonds and agency securities also lagged U.S. Treasuries, albeit more modestly. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities edged up. The yield on the bellwether 10-year U.S. Treasury fell approximately 80 basis points to 1.92%.

Looking Ahead

At the end of the Reporting Period, we believe that global growth was improving, with an economic revival underway in Europe. Overall, we consider Europe the world’s most improved economy, boosted by the ECB’s unexpectedly aggressive quantitative easing. That said, in our view, longer-term momentum appears questionable, and we do not expect to see much of an increase in European inflation during the 2015 calendar year.

In terms of the U.S., we believe the labor market is nearing full recovery, and we expect economic growth to trend higher as the effects of the harsh 2015 winter subside and should consumers, as we anticipate, start spending money saved as a result of low oil prices. At the same time, U.S. dollar strength may pose some potential downside risk for corporate earnings and exports. While a June 2015 interest rate hike from the Fed remains a possibility, we think an increase in September 2015 or later is more likely, due to the combination of U.S. dollar strength and, with the noted exceptions, broad global monetary policy easing.

At the end of the Reporting Period, we believed the fixed income markets were becoming more removed from fundamentals, as divergent central bank policies increasingly drove investment flows. We also believed that risks had increased, with Europe once again facing the threat of a Greek exit from the European Union and economic indicators suggesting that China may miss its 7% economic growth target.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Income Fund

Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Enhanced Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Administration and IR Shares generated average annual total returns, without sales charges, of -0.47%, -0.13%, -0.38% and -0.12%, respectively. These returns compare to the 0.17% average annual total return of the Goldman Sachs Enhanced Income Fund Composite Index (the “Enhanced Income Composite”) during the same period. The Enhanced Income Composite is comprised 50% of the Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (BofA ML Six-Month U.S. Treasury Bill Index) and 50% of the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (BofA ML One-Year U.S. Treasury Note Index), which generated average annual total returns of 0.12% and 0.21%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s results during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. On the other hand, our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross- sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst corporate bonds, asset-backed securities and agency securities also boosted results, partially offset by selection of government securities and Treasury inflation-protected securities (“TIPS”), which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period overall, with positioning in U.S. swap spreads and asset-backed securities helping most. The asset-backed securities sector rallied, particularly during the first half of the Reporting Period. The Fund’s exposure to covered bonds had a more modestly positive impact on the Fund’s performance, while exposure to corporate bonds reversed its gains from the first half of the Reporting Period to slightly detract overall. We continued to see what we believe were supportive credit fundamentals, though valuations were close to fair value, in our opinion, at the end of the Reporting Period. In our view, better economic growth, weak inflation and accommodative monetary policy supported credit risk appetite. Our constructive credit view was underpinned by our macro outlooks for the U.S. and Europe, which foresee modestly improving economic growth against a backdrop of persistent slack and hence continued low to moderate inflation. (Swap spreads are defined as the difference between the swap rate on a contract and the yield on a government bond of the same maturity. It is used to represent the risk associated with the investment, since changes in interest rates will ultimately affect return. Swap spreads are based on LIBOR rates, the creditworthiness of the swap’s parties, and other economic factors that could influence the terms of the investment’s interest rates. Covered bonds are debt securities backed by cash flows from mortgage loans or public sector loans.)

Our individual security selection strategies also contributed positively to the Fund’s relative results during the Reporting

PORTFOLIO RESULTS

Period, especially individual selection of corporate bonds. Security selection amongst asset-backed securities and agency securities also boosted results, partially offset by selection of government securities and TIPS, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as short-term yields rose modestly, while intermediate- and longer-term yields declined. The 10-year U.S. Treasury yield fell approximately 80 basis points to end the Reporting Period at 1.92%. (A basis point is 1/100th of a percentage point.)

The fourth quarter of 2014 and first quarter of 2015 were the most negative for the Fund during the Reporting Period, as we maintained our core bearish view on rates and positive view on the U.S. economy. However, the U.S. Treasury yield curve flattened modestly during the first quarter of 2015 following softening, or less strong, economic data and a generally dovish outcome from the Federal Reserve’s (the “Fed”) March 2015 meeting. Indeed, the March 2015 Fed meeting left open the possibility of a rate hike in June 2015 and lowered unemployment forecasts, however forecasts for rates and U.S. GDP were also reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive; opposite of hawkish.)

During the Reporting Period, the Fund maintained a significant short duration position relative to the Enhanced Income Composite. The Fund’s short positions were mainly in the six-month and one-year nodes, or points, of the U.S. Treasury yield curve as well as in the five-year node. In our view, U.S. economic growth data remained healthy overall, and we continue to anticipate a gradual rise in interest rates. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasuries and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in asset-backed securities and investment grade corporate bonds. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the Enhanced Income Composite. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as asset-backed securities, covered bonds and investment grade corporate bonds. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Enhanced Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Enhanced Income Composite[2]	BofA ML Six-Month U.S. Treasury Bill Index[3]	BofA ML One-Year U.S. Treasury Note Index[3]	30-Day Standardized Subsidized Yield[4]	30-Day Standardized Unsubsidized Yield[4]
Class A	-0.47%	0.17%	0.12%	0.21%	0.10%	0.08%
Institutional	-0.13	0.17	0.12	0.21	0.44	0.41
Administration	-0.38	0.17	0.12	0.21	0.19	0.16
Class IR	-0.12	0.17	0.12	0.21	0.35	0.32

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Enhanced Income Composite is comprised of the BofA ML Six-Month U.S. Treasury Bill Index (50%) and the BofA ML One-Year U.S. Treasury Note Index (50%).

[3]	The BofA ML Six-month U.S. Treasury Bill Index measures the performance of Treasury Bill with time to maturity of less than 6 months. The BofA ML One-Year U.S. Treasury Note Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year. The BofA ML Six-Month U.S. Treasury Bill Index and BofA ML One-Year U.S. Treasury Note Index, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.92%	-0.22%	1.51%	2.05%	8/2/00
Institutional	-0.13	0.42	2.02	2.52	8/2/00
Administration	-0.38	0.18	1.79	2.29	8/2/00
Class IR	-0.12	N/A	N/A	0.38	7/30/10

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Class IR Shares and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.73%
Institutional	0.38	0.38
Administration	0.64	0.64
Class IR	0.48	0.48

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. For the most recent reporting period, the Fund does not have any material fee waiver or expense reimbursements and as such the Net and Gross expense ratios will be the same.

FUND BASICS

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the government of a foreign country.

[9]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corp, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Bank of America Merrill Lynch One-Year U.S. Treasury Note Index, Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index, and the Goldman Sachs Enhanced Income Fund Composite Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Administration and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 2, 2000)
Excluding sales charges	-0.47%	0.09%	1.67%	2.16%
Including sales charges	-1.92%	-0.22%	1.51%	2.05%

Institutional (Commenced August 2, 2000)	-0.13%	0.42%	2.02%	2.52%

Administration (Commenced August 2, 2000)	-0.38%	0.18%	1.79%	2.29%

Class IR (Commenced July 30, 2010)	-0.12%	N/A	N/A	0.38%

PORTFOLIO RESULTS

Goldman Sachs Government Income Fund

Investment Objective

The Fund seeks a high level of current income, consistent with safety of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Government Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 3.80%, 3.03%, 4.23%, 3.64%, 4.06% and 3.55%, respectively. These returns compare to the 5.35% average annual total return of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index (the “Barclays Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Our duration strategy detracted most from the Fund’s performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. To a lesser extent, yield curve positioning and individual issue selection within the government/swaps sector also hampered relative results.

The primary positive contributors to the Fund’s performance were individual issue selection within the securitized sector and our top-down cross-sector strategy. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection within the government/swaps sector detracted from the Fund’s performance during the Reporting Period. More specifically, an overweight to Treasury inflation-protected securities (“TIPS”) hampered results. As energy prices moved lower, TIPS performance lagged nominal U.S. Treasury performance given renewed concerns about headline inflation in U.S. markets. Selection of agency securities also detracted.

Conversely, the Fund’s performance was bolstered most by individual issue selection in the securitized sector. Selection between agencies and within the coupon stack as well as specific selection of individual issues proved beneficial. (Coupon stack is the spectrum of coupons available within a given sector.) For example, an overweight relative to the Barclays Index in premium, or higher, coupon mortgage- backed securities benefited the Fund early in the Reporting Period, as these mortgage-backed securities’ collateral benefited from lower prepayment speeds. Furthermore, an underweight relative to the Barclays Index in Government National Mortgage Association (“GNMA” or “Ginnie Mae”)

PORTFOLIO RESULTS

mortgage-backed securities benefited performance especially following the Federal Housing Administration (“FHA”) reducing mortgage insurance premiums by 0.50% which increased prepayments speeds notably.

An overweight allocations to U.S. agency debt, asset-backed securities and commercial mortgage-backed securities —tactical positions taken within our cross-sector strategy — also contributed positively to relative performance during the Reporting Period, more than offsetting the detracting effect of an underweight exposure to mortgage-backed securities overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning detracted from relative results during the Reporting Period. Overall, the Fund had a short duration relative to that of the Barclays Index through most of the Reporting Period. This positioning hurt, as rates generally rallied as a response to soft, or less than robust, economic data in Europe and Asia as well as to geopolitical issues, including the heightened threat of ISIS in the Middle East and ongoing conflict between Russia and Ukraine. Much of the detracting impact can be attributed to interest rate movements in May 2014, October 2014 and January 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure, i.e., to manage exposure to fluctuations in interest rates, and to facilitate specific duration and yield curve strategies. Interest rate swaps were used to hedge interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility. The Fund used forward contracts to help manage duration. Overall, we employ derivatives for the efficient management of the Fund’s portfolio. Derivatives and similar instruments allow us to manage interest rate risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we believe we would otherwise be able to implement.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We held an underweight bias to agency mortgage-backed securities through much of the Reporting Period, but adjusted the Fund’s allocation to the sector based on how we felt the market would react to key comments from the Federal Reserve (the “Fed”) regarding tapering of its asset purchases as well as on developments within the sector, including net issuance data. Additionally, we modestly shifted the Fund’s duration positioning during the Reporting Period as market conditions changed.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	At the end of March 2015, the Fund had an overweight allocation relative to the Barclays Index in quasi-government securities, especially agency non-government guaranteed securities, as well as in commercial mortgage-backed securities and asset-backed securities. While the Fund was underweight residential mortgage-backed securities overall, within this sector the Fund was overweight relative to the Barclays Index in agency multi-family mortgage obligations and agency adjustable-rate mortgages and underweight mortgage-backed security pass-throughs. The Fund was underweight relative to the Barclays Index in U.S. government securities. The Fund had a shorter duration than that of the Barclays Index at the end of the Reporting Period.

FUND BASICS

Government Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	3.80%	5.35%	0.90%	0.73%
Class C	3.03	5.35	0.20	0.02
Institutional	4.23	5.35	1.27	1.09
Service	3.64	5.35	0.78	0.60
Class IR	4.06	5.35	1.18	1.00
Class R	3.55	5.35	0.69	0.51

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays Index, an unmanaged index, measures the performance of U.S. government bonds and mortgage-related securities. The Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-0.08%	2.23%	3.49%	5.02%	2/10/93
Class C	2.02	2.25	3.12	4.00	8/15/97
Institutional	4.23	3.37	4.25	5.16	8/15/97
Service	3.64	2.83	3.72	4.64	8/15/97
Class IR	4.06	3.27	N/A	3.83	11/30/07
Class R	3.55	2.75	N/A	3.33	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares, Service Shares, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.92%	1.02%
Class C	1.62	1.78
Institutional	0.58	0.69
Service	1.08	1.18
Class IR	0.67	0.78
Class R	1.17	1.28

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Government/Mortgage Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced February 10, 1993)
Excluding sales charges	3.80%	3.01%	3.89%	5.20%
Including sales charges	-0.08%	2.23%	3.49%	5.02%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.03%	2.25%	3.12%	4.00%
Including contingent deferred sales charges	2.02%	2.25%	3.12%	4.00%

Institutional (Commenced August 15, 1997)	4.23%	3.37%	4.25%	5.16%

Service (Commenced August 15, 1997)	3.64%	2.83%	3.72%	4.64%

Class IR (Commenced November 30, 2007)	4.06%	3.27%	N/A	3.83%

Class R (Commenced November 30, 2007)	3.55%	2.75%	N/A	3.33%

PORTFOLIO RESULTS

Goldman Sachs High Quality Floating Rate Fund

Investment Objective

The Fund seeks to provide a high level of current income, consistent with low volatility of principal.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs High Quality Floating Rate Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of -0.36%, -0.19%, -0.53% and -0.28%, respectively. These returns compare to the 0.03% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Three- Month U.S. Treasury Bill Index (“BofA ML Three Month U.S. Treasury Bill Index”).

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from Fund performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst asset-backed securities and government/swap securities detracted from relative performance, offset by issue selection amongst corporate bonds, which contributed positively.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Cross-sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposure to agency mortgage-backed securities helping most. Agency mortgage-backed securities performed well, especially during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as the Federal Reserve’s (the “Fed”) ending of its quantitative easing asset purchases as scheduled in October 2014 impacted net mortgage-backed securities supply. Exposure to asset-backed securities also contributed positively to Fund results during the Reporting Period.

Individual issue selection of asset-backed securities within the securitized sector and selection within the government/ swaps sector detracted from Fund results during the Reporting Period. This was offset by effective selection within the corporate bond sector, which contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to a core underweighted position in U.S. Treasury securities held during the Reporting Period. A shorter duration position than the BofA ML Three-Month U.S. Treasury Bill Index in October 2014 and January 2015 detracted most from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve, particularly the three-year node, or point, of the U.S. Treasury yield curve, weighed on performance. We maintained our core bearish view on rates through most of the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as short- term yields rose modestly, while intermediate- and longer- term yields declined. The 10-year U.S. Treasury yield fell

PORTFOLIO RESULTS

approximately 80 basis points to end the Reporting Period at 1.92%. (A basis point is 1/100th of a percentage point.)

The fourth quarter of 2014 and first quarter of 2015 were the most negative for the Fund during the Reporting Period, as we maintained our core bearish view on rates and positive view on the U.S. economy. However, the U.S. Treasury yield curve flattened modestly during the first quarter of 2015 following softening, or less strong, economic data and a generally dovish outcome from the Federal Reserve’s (the “Fed”) March 2015 meeting. Indeed, the March 2015 Fed meeting left open the possibility of rate hike in June 2015 and lowered unemployment forecasts, however forecasts for rates and U.S. GDP were also reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities and covered bonds increased during the Reporting Period. A corresponding decrease in allocation was concentrated in cash and mortgage-backed securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Three-Month U.S. Treasury Bill Index. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Three-Month U.S. Treasury Bill Index by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it held a significant portion of its assets in non-Treasury sectors not represented in the benchmark index at the end of the Reporting Period. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, quasi-government securities (may include taxable municipal debt obligations or municipal securities) and asset- backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

High Quality Floating Rate Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014–March 31, 2015	Fund Total Return (based on NAV)[1]	BofA ML Three-Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	-0.36%	0.03%	0.01%	-0.29%
Institutional	-0.19	0.03	0.23	0.04
Service	-0.53	0.03	0.01	-0.45
Class IR	-0.28	0.03	0.14	-0.05

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch, and does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.82%	-0.32%	1.15%	2.76%	5/15/95
Institutional	-0.19	0.30	1.63	3.45	7/17/91
Service	-0.53	-0.15	1.15	2.37	3/27/97
Class IR	-0.28	0.19	N/A	0.57	11/30/07

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.70%	0.93%
Institutional	0.36	0.59
Service	0.86	1.09
Class IR	0.45	0.68

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[8]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmark, the Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service, and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

High Quality Floating Rate Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 15, 1995)
Excluding sales charges	-0.36%	-0.03%	1.31%	2.84%
Including sales charges	-1.82%	-0.32%	1.15%	2.76%

Institutional (Commenced July 17, 1991)	-0.19%	0.30%	1.63%	3.45%

Service (Commenced March 27, 1997)	-0.53%	-0.15%	1.15%	2.37%

Class IR (Commenced November 30, 2007)	-0.28%	0.19%	N/A	0.57%

PORTFOLIO RESULTS

Goldman Sachs Inflation Protected Securities Fund

Investment Objective

The Fund seeks real return consistent with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Inflation Protected Securities Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 2.09%, 1.25%, 2.40%, 2.27% and 1.81%, respectively. These returns compare to the 3.11% average annual total return of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (“Barclays U.S. TIPS Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results was our duration strategy. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve positioning also detracted from Fund performance. Yield curve indicates the spectrum of maturities within a particular sector.

Bottom-up individual issue selection of various maturity U.S. Treasury inflation-protected securities (“TIPS”) was the key positive contributor to the Fund’s performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Individual issue selection of various maturity TIPS contributed most positively to Fund performance during the Reporting Period. Particularly beneficial to relative results was the Fund’s overweight to long duration TIPS, i.e. those with maturities greater than seven years, during much of the

Reporting Period. These longer duration TIPS performed well as rates on the long-term end of the U.S. Treasury yield curve rallied. Through the Reporting Period, we tactically re-positioned the Fund’s exposure to inflation as market conditions evolved, which added value overall.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The combination of the Fund’s U.S. duration and yield curve positioning detracted from relative results during the Reporting Period. Overall, the Fund had a short duration relative to that of the Barclays U.S. TIPS Index through most of the Reporting Period. This positioning hurt, as rates generally rallied as a response to soft, or less than robust, economic data in Europe and Asia as well as to geopolitical issues, including the heightened threat of ISIS in the Middle East and ongoing conflict between Russia and Ukraine. Much of the detracting impact can be attributed to interest rate movements in May 2014, October 2014 and January 2015.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

The Fund used Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies. We used interest rate and bond exchange traded futures contracts to help implement duration positioning within the Fund. Interest rate swaps were used to manage interest rate exposure and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and

PORTFOLIO RESULTS

the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) to express our views on interest rate volatility and an outright term structure view.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	We tactically managed our views on inflation in the Fund via varying allocations to TIPS throughout the Reporting Period. For example, the summer months are usually highlighted by weak inflation technicals, and, as such, we modestly reduced the Fund’s exposure to TIPS during these months. Also, we adjusted the Fund’s duration and yield curve positioning as market conditions shifted during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	Despite declining U.S. unemployment rates and a generally recovering U.S. economy, market pricing of U.S. inflation plunged since mid-2014 due to the massive drop in oil prices, coupled with soft economic growth in both Europe and Asia. In our view, however, such market pricing of U.S. inflation showed signs of stability toward the end of the Reporting Period. Still, inflation remained below the 2% target of the Federal Reserve (the “Fed”). At the end of March 2015, the Fund had most of its total net assets invested in TIPS, with the remainder in cash. The Fund had a shorter duration than the Barclays U.S. TIPS Index at the end of the Reporting Period, as we expect the Fed to raise interest rates later in 2015.

FUND BASICS

Inflation Protected Securities Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Barclays U.S. TIPS Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	2.09%	3.11%	-5.30%	-5.74%
Class C	1.25	3.11	-6.22	-6.67
Institutional	2.40	3.11	-5.17	-5.64
Class IR	2.27	3.11	-5.26	-5.73
Class R	1.81	3.11	-5.74	-6.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. The Barclays U.S. TIPS Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-1.73%	3.11%	3.97%	8/31/07
Class C	0.24	3.11	3.77	8/31/07
Institutional	2.40	4.23	4.90	8/31/07
Class IR	2.27	4.11	4.08	11/30/07
Class R	1.81	3.64	3.60	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 3.75% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.73%	0.84%
Class C	1.48	1.59
Institutional	0.39	0.50
Class IR	0.48	0.59
Class R	0.98	1.10

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“U.S. Treasury Obligations” percentages are grouped by effective maturity. The weighted average maturity was 9.3% and 7.9% years, respectively, at March 31, 2015 and March 31, 2014.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Since Inception
Class A (Commenced August 31, 2007)
Excluding sales charges	2.09%	3.89%	4.50%
Including sales charges	-1.73%	3.11%	3.97%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	1.25%	3.11%	3.77%
Including contingent deferred sales charges	0.24%	3.11%	3.77%

Institutional (Commenced August 31, 2007)	2.40%	4.23%	4.90%

Class IR (Commenced November 30, 2007)	2.27%	4.11%	4.08%

Class R (Commenced November 30, 2007)	1.81%	3.64%	3.60%

PORTFOLIO RESULTS

Goldman Sachs Limited Maturity Obligations Fund

Investment Objective

The Fund seeks to generate current income while maintaining an emphasis on preservation of capital and liquidity.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Limited Maturity Obligations Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional and Administration Shares generated average annual total returns, without sales charges, of 0.36% and 0.10%, respectively. These returns compare to the 0.07% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index (“BofA ML 3-6 Month U.S. Treasury Bill Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst corporate bonds, municipal securities and government/agency securities were the main drivers of performance during the Reporting Period.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Our individual security selection strategies were the primary positive contributor to the Fund’s relative results during the Reporting Period, especially individual selection of government securities. The key contributor to relative results was selection amongst government and agency securities of short maturity. Selection amongst municipal securities and investment grade corporate bonds also proved effective.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from the Fund’s results during the Reporting Period. A shorter duration position than the BofA ML 3-6 Month U.S. Treasury Bill Index detracted from returns, as an underweight to the three-month and six-month nodes, or points, of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view on rates through most of the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as short- term yields rose modestly, while intermediate- and longer- term yields declined. The 10-year U.S. Treasury yield fell approximately 80 basis points to end the Reporting Period at 1.92%. (A basis point is 1/100th of a percentage point.) The U.S. Treasury yield curve flattened modestly during the first quarter of 2015 following softening, or less strong, economic data and a generally dovish outcome from the Federal Reserve’s (the “Fed”) March 2015 meeting. Indeed, the March 2015 Fed meeting left open the possibility of rate hike in June 2015 and lowered unemployment forecasts, however forecasts for rates and U.S. GDP were also reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive; opposite of hawkish.)

PORTFOLIO RESULTS

During the Reporting Period, the Fund maintained a short duration position relative to the BofA ML 3-6 Month Index, ending the Reporting Period with a weighted average maturity of 61 days. (The weighted average maturity of a fund is a measure of its price sensitivity to changes in interest rates.) In our view, U.S. economic growth data remained healthy overall, and we continue to anticipate a gradual rise in interest rates. As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not use derivatives.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	As the Fund launched on February 28, 2014, it was not a matter of making changes during the Reporting Period but of continuing to build the portfolio.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	At the end of the Reporting Period, the Fund had built an emphasis on municipal securities, repurchase agreements, investment grade corporate credit and asset-backed commercial paper. The Fund also had a significant portion of its assets in cash and cash equivalents at the end of March 2015.

FUND BASICS

Limited Maturity Obligations Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	BofA ML 3–6 Month U.S. Treasury Bill Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3,4]
Institutional	0.36%	0.07%	0.35%	4.26%
Administration	0.10	0.07	0.11	4.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML 3-6 Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90 to 180-day maturity. The index is unmanaged, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standard Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

[4]	The 30-Day Standardized Unsubsidized Yield reflects adjustments resulting from the reversal of certain expenses, recognized by the fund during the most recent 30 day period.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Institutional	0.36%	0.33%	2/28/14
Administration	0.10	0.10	2/28/14

[5]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.19%	2.57%
Administration	0.44	2.82

[6]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit and repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on February 28, 2014 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch 3-6 Month U.S. Treasury Bill Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Institutional Shares will vary from Administration Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Limited Maturity Obligations Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 28, 2014 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Institutional (Commenced February 28, 2014)	0.36%	0.33%

Administration (Commenced February 28, 2014)	0.10%	0.10%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Government Fund

Investment Objective

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs U.S. Fixed Income Investment Management Team discusses the Goldman Sachs Short Duration Government Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 0.33%, -0.07%, 0.67%, 0.17% and 0.58%, respectively. These returns compare to the 1.02% average annual total return of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index (“BofA ML Two-Year U.S. Treasury Note Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategies detracted from relative performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our cross-sector strategy was the primary positive contributor to relative performance. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark. Bottom-up individual issue selection amongst mortgage-backed securities and government/swap securities proved effective, partially offset by selection among Treasury inflation protected securities (“TIPS”) within the government/swaps sector, which detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning was the primary positive contributor to the Fund’s results during the Reporting Period, with exposures to agency mortgage-backed securities and agency debentures helping most. Agency mortgage-backed securities performed well, especially during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as the Federal Reserve’s (the “Fed”) ending of its quantitative easing asset purchases as scheduled in October 2014 impacted net mortgage-backed securities supply. Exposure to the agency securities sector also contributed positively to Fund results during the Reporting Period.

Individual issue selection within the securitized sector contributed positively to Fund results, primarily our selection of premium coupon mortgage-backed securities. Selection of government securities also added value, slightly offset by selection of TIPS within the government/swaps sector, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A

Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period. A shorter duration position than the BofA ML Two-Year U.S. Treasury Note Index in April, May, August and October 2014 detracted from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve

PORTFOLIO RESULTS

as well as to the 20-year segment of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view on rates through most of the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as short-term yields rose modestly, while intermediate- and longer-term yields declined. The 10-year U.S. Treasury yield fell approximately 80 basis points to end the Reporting Period at 1.92%. (A basis point is 1/100th of a percentage point.)

The fourth quarter of 2014 and first quarter of 2015 were the most negative for the Fund during the Reporting Period, as we maintained our core bearish view on rates and positive view on the U.S. economy. However, the U.S. Treasury yield curve flattened modestly during the first quarter of 2015 following softening, or less strong, economic data and a generally dovish outcome from the Federal Reserve’s (the “Fed”) March 2015 meeting. Indeed, the March 2015 Fed meeting left open the possibility of rate hike in June 2015 and lowered unemployment forecasts, however forecasts for rates and U.S. GDP were also reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed swaptions (or options on interest rate swap contracts) for the purpose of taking modest short volatility positions, that is, positions that pay a modest return when market volatility remains relatively stable. The Fund used forward sales contracts and futures contracts to help manage duration.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s exposure to quasi-government securities, mortgage-backed securities and cash decreased during the Reporting Period. A corresponding increase in allocation was concentrated in government securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the BofA ML Two-Year U.S. Treasury Note Index. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the BofA ML Two-Year U.S. Treasury Note Index by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	While the Fund is benchmarked to U.S. Treasuries, it continued to hold a portion of its assets in non-Treasury sectors not represented in the benchmark index. Indeed, the Fund maintained exposures to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably quasi-government securities, including agency-issued debentures, as well as agency mortgage-backed securities. The Fund maintained an underweighted exposure to government bonds at the end of the Reporting Period.

FUND BASICS

Short Duration Government Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	BofA ML Two-Year U.S. Treasury Note Index[2]	30-Day Standardized Subsidized Yield[3]	30-Day Standardized Unsubsidized Yield[3]
Class A	0.33%	1.02%	0.42%	0.37%
Class C	-0.07	1.02	0.03	-0.36
Institutional	0.67	1.02	0.76	0.71
Service	0.17	1.02	0.27	0.22
Class IR	0.58	1.02	0.67	0.62

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA ML Two-Year U.S. Treasury Note Index is a one-security index comprised of the most recently issued 2-year U.S. Treasury note. The index is rebalanced monthly. In order to qualify for inclusion, a 2-year note must be auctioned on or before the third business day before the last business day of the month., does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/15	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-1.13%	0.29%	2.55%	3.58%	5/1/97
Class C	-0.72	0.21	2.14	2.90	8/15/97
Institutional	0.67	0.95	3.07	5.04	8/15/88
Service	0.17	0.45	2.56	3.69	4/10/96
Class IR	0.58	0.86	N/A	2.41	11/30/07

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Service Shares and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.81%	0.91%
Class C	1.21	1.66
Institutional	0.47	0.57
Service	0.97	1.07
Class IR	0.56	0.66

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]	“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), FNMA and FHLMC. GNMA instruments are backed by the full faith and credit of the U.S. Government.

[9]	“Government Guarantee Obligations” are guaranteed by a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on April 1, 2005 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 2005 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	0.33%	0.59%	2.71%	3.66%
Including sales charges	-1.13%	0.29%	2.55%	3.58%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-0.07%	0.21%	2.14%	2.90%
Including contingent deferred sales charges	-0.72%	0.21%	2.14%	2.90%

Institutional (Commenced August 15, 1988)	0.67%	0.95%	3.07%	5.04%

Service (Commenced April 10, 1996)	0.17%	0.45%	2.56%	3.68%

Class IR (Commenced November 30, 2007)	0.58%	0.86%	N/A	2.41%

PORTFOLIO RESULTS

Goldman Sachs Short Duration Income Fund

Investment Objective

The Fund seeks total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Liquidity Management Team discusses the Goldman Sachs Short Duration Income Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2015 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 0.60%, 0.21%, 0.94%, 0.85% and 0.37%, respectively. These returns compare to the 2.16% average annual total return of the Goldman Sachs Short Duration Income Fund Composite Index (the “Short Duration Income Composite”) during the same period. The Short Duration Income Composite is comprised 50% of the Barclays U.S. 1-5 Year Corporate Bond Index and 50% of the Barclays U.S. 1-5 Year Government Bond Index, which generated average annual total returns of 2.50% and 1.82%, respectively, over the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Both top-down and bottom-up strategies had an impact on the Fund’s performance during the Reporting Period. Within our top-down strategies, our duration and yield curve positioning strategy detracted from the Fund’s performance. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Our country strategy added to relative results, with performance driven by relative value trades. Our currency strategy also contributed positively, driven by the Fund’s underweighted exposure to the Swiss franc, which weakened versus the U.S. dollar through 2014 amidst improving U.S. economic growth. The Fund’s underweighted position in the euro also boosted results, as the euro also weakened versus the U.S. dollar during the Reporting Period amidst U.S. economic growth and monetary easing in Europe. Our cross-sector strategy contributed positively to the Fund’s results during the Reporting Period as well. Our cross-sector strategy is one in which we invest Fund assets across a variety of fixed income sectors, including some that may not be included in the Fund’s benchmark.

Bottom-up individual issue selection amongst the corporate, securitized, government and emerging markets debt sectors contributed positively to the Fund’s results, while individual issue selection amongst municipal bonds detracted.

Q	Which fixed income market sectors most significantly affected Fund performance?

A	Sector positioning contributed positively to the Fund’s results during the Reporting Period, with exposure to agency mortgage-backed securities helping most. Agency mortgage- backed securities performed well, especially during the first half of the Reporting Period, as spreads, or yield differentials to U.S. Treasury securities, tightened, or narrowed, on the back of muted housing activity and limited supply of mortgage-backed securities. This trend reversed in the second half of the Reporting Period, as the Federal Reserve’s (the “Fed”) ending of its quantitative easing asset purchases as scheduled in October 2014 impacted net mortgage-backed securities supply.

Exposure to asset-backed securities also contributed positively to Fund results during the Reporting Period. The asset-backed securities sector rallied, particularly during the first half of the Reporting Period. The Fund’s exposure to emerging markets debt also had a positive impact on performance, albeit more modest.

Individual issue selection of high yield corporate bonds and shorter-dated corporate bonds contributed positively to Fund results during the Reporting Period. In addition, effective selection within the securitized sector, particularly selection of mortgage-backed securities, as well as security selection within the government/swaps and emerging markets debt

PORTFOLIO RESULTS

sectors, which contributed positively. Such positive contributors were slightly offset, however, by individual selection amongst Treasury inflation-protected securities (“TIPS”) and municipal bonds, which detracted.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	Tactical management of the Fund’s duration and yield curve positioning detracted from its results during the Reporting Period, with the majority of negative return attributable to positioning in the three-year, five-year and seven-year segments of the U.S. Treasury yield curve. A shorter duration position than the Short Duration Income Composite detracted from returns, as an underweight to the intermediate segment of the U.S. Treasury yield curve weighed on performance. We maintained our core bearish view on rates through most of the Reporting Period. The U.S. Treasury yield curve flattened during the Reporting Period, as short-term yields rose modestly, while intermediate- and longer-term yields declined. The 10-year U.S. Treasury yield fell approximately 80 basis points to end the Reporting Period at 1.92%. (A basis point is 1/100th of a percentage point.) The U.S. Treasury yield curve flattened modestly during the first quarter of 2015 following softening, or less strong, economic data and a generally dovish outcome from the Federal Reserve’s (the “Fed”) March 2015 meeting. Indeed, the March 2015 Fed meeting left open the possibility of rate hike in June 2015 and lowered unemployment forecasts, however forecasts for rates and U.S. GDP were also reduced. (A dovish economy would tend to indicate lower interest rates; a dovish action or event is one that is not strong or aggressive; opposite of hawkish.)

As mentioned earlier, duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used Treasury futures, Eurodollar futures and interest rate swaps during the Reporting Period for the purpose of managing the duration and term structure of the Fund. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds.) The Fund employed credit default swaps to manage the credit profile of the Fund. The Fund used forward foreign currency transactions to hedge its exposure to foreign currency exposure and increase total return. The Fund employed swaptions (or options on interest rate swap contracts) to hedge and express an outright term structure view and to help manage volatility.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	The Fund’s allocations to U.S. Treasury securities, high yield corporate bonds, investment grade corporate bonds and emerging markets debt increased during the Reporting Period. A corresponding decrease in allocation was concentrated in agency collateralized mortgage obligations, municipal bonds and asset-backed securities. Additionally, we shifted the Fund’s duration positioning during the Reporting Period as market conditions changed. At the start of the Reporting Period, the Fund maintained a shorter duration position than the Short Duration Income Composite. We maintained that position through the Reporting Period, though we shifted toward a more neutral stance relative to the Short Duration Income Composite by the end of the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of March 2015?

A	While the Fund is benchmarked to an equally-balanced composite of the Barclays U.S. 1-5 Year Corporate Bond Index and the Barclays U.S. 1-5 Year Government Bond Index, it held a portion of its assets in non-Treasury sectors not represented in the Short Duration Income Composite. Indeed, the Fund maintained exposure to high quality spread, or non-Treasury, sectors throughout the Reporting Period, most notably agency mortgage-backed securities, asset-backed securities, high yield corporate bonds and emerging markets debt. The Fund also had exposure to government bonds and quasi-government securities at the end of the Reporting Period.

FUND BASICS

Short Duration Income Fund

as of March 31, 2015

PERFORMANCE REVIEW
April 1, 2014– March 31, 2015	Fund Total Return (based on NAV)[1]	Short Duration Income Composite[2]	Barclays U.S. 1-5 Year Corporate Bond Index[3]	Barclays U.S. 1-5 Year Government Bond Index[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	0.60%	2.16%	2.50%	1.82%	1.33%	1.20%
Class C	0.21	2.16	2.50	1.82	0.95	0.48
Institutional	0.94	2.16	2.50	1.82	1.68	1.55
Class IR	0.85	2.16	2.50	1.82	1.59	1.46
Class R	0.37	2.16	2.50	1.82	1.07	0.94

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Short Duration Income Composite is comprised of the Barclays U.S. 1-5 Year Corporate Bond Index, (50%) and the Barclays 1-5 Year U.S. Government Bond Index (50%).

[3]	The Barclays U.S. 1-5 Year Corporate Bond Index, provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and five years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Barclays U.S. 1-5 Year Corporate Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The Barclays U.S. 1-5 Year Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to five years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government. The Barclays U.S. 1-5 Year Government Bond Index does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 3/31/15	One Year	Since Inception	Inception Date
Class A	-0.86%	1.19%	2/29/2012
Class C	-0.44	1.28	2/29/2012
Institutional	0.94	2.06	2/29/2012
Class IR	0.85	1.97	2/29/2012
Class R	0.37	1.46	2/29/2012

[6]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (0.65% if redeemed within 12 months of purchase). Because Institutional Shares, Class IR Shares and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.80%	1.18%
Class C	1.20	1.93
Institutional	0.46	0.84
Class IR	0.55	0.93
Class R	1.03	1.41

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2015, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

FUND COMPOSITION[8]
Percentage of Net Assets

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments represents certificates of deposit. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[10]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Performance Summary

March 31, 2015

The following graph shows the value, as of March 31, 2015, of a $10,000 investment made on February 29, 2012 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmarks, the Barclays U.S. 1-5 Year Corporate Bond Index, the Barclays U.S. 1-5 Year Government Bond Index, and the Goldman Sachs Short Duration Income Fund Composite Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Short Duration Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from February 29, 2012 through March 31, 2015.

Average Annual Total Return through March 31, 2015	One Year	Since Inception
Class A (Commenced February 29, 2012)
Excluding sales charges	0.60%	1.68%
Including sales charges	-0.86%	1.19%

Class C (Commenced February 29, 2012)
Excluding contingent deferred sales charges	0.21%	1.28%
Including contingent deferred sales charges	-0.44%	1.28%

Institutional (Commenced February 29, 2012)	0.94%	2.06%

Class IR (Commenced February 29, 2012)	0.85%	1.97%

Class R (Commenced February 29, 2012)	0.37%	1.46%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 57.1%
Aerospace/Defense – 0.3%
General Dynamics Corp.
$1,525,000	1.000%		11/15/17	$1,517,656

Automotive(a) – 0.4%
Daimler Finance North America LLC
1,050,000	2.250		03/02/20	1,057,210
Harley-Davidson Financial Services, Inc.(b)
800,000	2.150		02/26/20	804,746

				1,861,956

Banks – 25.9%
ABN AMRO Bank NV(a)(c)
3,950,000	1.056		10/28/16	3,976,346
Australia & New Zealand Banking Group Ltd.
850,000	0.900		02/12/16	852,431
3,525,000	1.250		01/10/17	3,536,919
2,625,000	1.500		01/16/18	2,624,045
Bank of America Corp.
6,125,000	6.000		09/01/17	6,744,833
Bank of Montreal(c)
2,325,000	0.517		09/24/15	2,327,255
Bank of Nova Scotia
2,625,000	0.750		10/09/15	2,629,394
Bank of Scotland PLC(a)
100,000	5.250		02/21/17	107,693
Bank of Tokyo-Mitsubishi UFJ Ltd.(a)(c)
900,000	0.675		03/10/17	899,257
Barclays Bank PLC(c)
4,350,000	0.837		02/17/17	4,357,860
BPCE SA(c)
1,800,000	1.506		04/25/16	1,816,191
Capital One Bank USA NA(b)
2,075,000	1.150		11/21/16	2,068,054
1,325,000	0.758	(c)	02/13/17	1,324,954
Citigroup, Inc.
1,425,000	6.125		11/21/17	1,585,956
Commonwealth Bank of Australia(a)(c)
2,875,000	0.630		03/13/17	2,876,423
Compass Bank(b)
1,250,000	1.850		09/29/17	1,252,151
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA(c)
3,450,000	0.750		03/18/16	3,462,272
Credit Agricole SA(a)(c)
2,975,000	1.106		10/03/16	2,992,639
Credit Suisse AG(c)
3,900,000	0.751		05/26/17	3,898,924
Credit Suisse New York
1,475,000	1.750		01/29/18	1,476,484
Fifth Third Bank(b)(c)
3,725,000	0.766		11/18/16	3,737,810
HSBC USA, Inc.
3,075,000	1.500		11/13/17	3,083,098
ING Bank NV(a)
1,875,000	1.375		03/07/16	1,884,319
1,600,000	1.800		03/16/18	1,609,909
Intesa Sanpaolo SpA
2,750,000	3.125		01/15/16	2,787,361

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
$1,200,000	6.400%		10/02/17	$1,339,599
3,925,000	0.886	(c)	01/28/19	3,932,269
Lloyds Bank PLC
2,725,000	1.750		03/16/18	2,732,587
Macquarie Bank Ltd.(a)(c)
2,600,000	0.721		06/15/16	2,602,226
Mizuho Corporate Bank Ltd.(a)
1,475,000	2.550		03/17/17	1,507,981
1,150,000	1.550		10/17/17	1,146,952
Morgan Stanley & Co.
1,525,000	4.750		03/22/17	1,622,413
4,525,000	1.106	(c)	01/24/19	4,540,077
MUFG Americas Holdings Corp.(b)
550,000	1.625		02/09/18	549,879
Nordea Bank AB(a)(c)
3,550,000	0.718		05/13/16	3,560,952
NRAM PLC(a)
1,400,000	5.625		06/22/17	1,534,325
PNC Bank NA(b)
3,050,000	1.150		11/01/16	3,053,765
Royal Bank of Canada
1,775,000	0.850		03/08/16	1,779,848
Royal Bank of Scotland PLC
2,625,000	4.375		03/16/16	2,708,331
Santander Bank NA(b)
950,000	2.000		01/12/18	951,160
Sparebank 1 Boligkreditt AS(a)
13,400,000	2.625		05/26/16	13,687,359
Standard Chartered PLC(a)
3,625,000	3.850		04/27/15	3,632,656
Sumitomo Mitsui Banking Corp.
1,700,000	0.684	(c)	01/10/17	1,700,886
1,525,000	1.750		01/16/18	1,530,248
Svenska Handelsbanken AB(c)
2,875,000	0.715		03/21/16	2,885,758
The Bank of Tokyo-Mitsubishi UFJ Ltd.(a)
1,500,000	1.450		09/08/17	1,499,160
1,625,000	1.700		03/05/18	1,626,890
The Huntington National Bank(b)(c)
1,800,000	0.681		04/24/17	1,797,586
Union Bank NA(c)
2,300,000	1.019		09/26/16	2,311,997

				128,147,482

Chemicals – 1.0%
Ecolab, Inc.
2,025,000	1.550		01/12/18	2,025,914
Praxair, Inc.
3,125,000	1.050		11/07/17	3,112,474

				5,138,388

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Construction Machinery – 0.4%
Caterpillar Financial Services Corp.
$1,350,000	0.405	%(c)	03/03/17	$1,349,199
735,000	2.450		09/06/18	756,190

				2,105,389

Diversified Manufacturing – 0.4%
Amphenol Corp.
925,000	1.550		09/15/17	923,734
1,000,000	2.550	(b)	01/30/19	1,015,194

				1,938,928

Electric – 1.5%
Alabama Power Co.
450,000	0.550		10/15/15	450,111
Commonwealth Edison Co.(b)
525,000	2.150		01/15/19	530,691
Duke Energy Progress, Inc.(c)
2,300,000	0.464		03/06/17	2,298,993
Electricite de France(a)(c)
3,125,000	0.717		01/20/17	3,128,562
Virginia Electric and Power Co.(b)
900,000	1.200		01/15/18	894,036

				7,302,393

Energy – 1.9%
Anadarko Petroleum Corp.
1,425,000	6.375		09/15/17	1,587,937
BP Capital Markets PLC
4,425,000	3.125		10/01/15	4,480,976
Halliburton Co.
1,925,000	1.000		08/01/16	1,924,817
Statoil ASA(c)
1,200,000	0.547		05/15/18	1,195,950

				9,189,680

Food and Beverage – 5.5%
Anheuser-Busch InBev Worldwide, Inc.
4,125,000	0.800		07/15/15	4,130,243
Cargill, Inc.(a)
1,700,000	1.900		03/01/17	1,726,103
ConAgra Foods, Inc.
1,975,000	1.900		01/25/18	1,976,718
Diageo Capital PLC
2,825,000	0.625		04/29/16	2,822,516
Pernod-Ricard SA(a)
1,600,000	2.950		01/15/17	1,645,250
SABMiller Holdings, Inc.(a)
1,625,000	2.450		01/15/17	1,660,652
Starbucks Corp.
3,725,000	0.875		12/05/16	3,718,068
Suntory Holdings, Ltd.(a)
2,850,000	1.650		09/29/17	2,861,540
Sysco Corp.
2,500,000	1.450		10/02/17	2,514,934
The J.M. Smucker Co.(a)
2,025,000	1.750		03/15/18	2,039,398

Corporate Obligations – (continued)
Food and Beverage – (continued)
WM Wrigley Jr Co.(a)
$1,900,000	2.000%		10/20/17	$1,920,583

				27,016,005

Health Care – Medical Products – 0.6%
Becton Dickinson & Co.
1,250,000	1.800		12/15/17	1,259,333
Thermo Fisher Scientific, Inc.
1,675,000	1.300		02/01/17	1,674,782

				2,934,115

Health Care Services – 1.3%
Covidien International Finance SA
2,525,000	2.800		06/15/15	2,536,539
McKesson Corp.
950,000	3.250		03/01/16	970,093
UnitedHealth Group, Inc.
2,725,000	1.400		10/15/17	2,746,984

				6,253,616

Life Insurance – 2.1%
American International Group, Inc.
1,475,000	5.850		01/16/18	1,649,608
Metropolitan Life Global Funding I(a)(c)
3,875,000	0.632		04/10/17	3,884,277
Principal Life Global Funding II(a)
3,200,000	1.125		09/18/15	3,211,351
Reliance Standard Life Global Funding II(a)
1,375,000	2.500		04/24/19	1,393,789

				10,139,025

Media – Cable – 0.9%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
2,450,000	2.400		03/15/17	2,494,376
Time Warner Cable, Inc.
1,725,000	5.850		05/01/17	1,876,200

				4,370,576

Media – Non Cable – 0.9%
NBCUniversal Enterprise, Inc.(a)(c)
3,500,000	0.790		04/15/16	3,510,332
Thomson Reuters Corp.
850,000	0.875		05/23/16	848,243

				4,358,575

Metals & Mining – 1.1%
BHP Billiton Finance USA Ltd.(c)
2,050,000	0.523		09/30/16	2,050,188
Glencore Finance Canada Ltd.(a)
1,625,000	2.700		10/25/17	1,648,782
Rio Tinto Finance USA PLC(b)
1,750,000	2.000		03/22/17	1,774,237

				5,473,207

Noncaptive – Financial – 1.4%
American Express Credit Corp.
3,650,000	2.750		09/15/15	3,685,427

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Noncaptive – Financial – (continued)
General Electric Capital Corp.
$2,875,000	5.625%	09/15/17	$3,177,704

			6,863,131

Pharmaceuticals – 3.7%
AbbVie, Inc.
1,750,000	1.750	11/06/17	1,755,888
Actavis Funding SCS
7,450,000	2.350	03/12/18	7,544,779
Bayer US Finance LLC(a)(c)
3,350,000	0.536	10/06/17	3,351,655
Eli Lilly & Co.
450,000	1.250	03/01/18	451,117
EMD Finance LLC(a)
3,125,000	1.700	03/19/18	3,141,735
Forest Laboratories, Inc.(a)
1,825,000	4.375	02/01/19	1,952,750

			18,197,924

Pipelines – 0.3%
TransCanada PipeLines Ltd.
1,550,000	1.875	01/12/18	1,553,831

Real Estate Investment Trust – 3.0%
ERP Operating LP
1,725,000	5.750	06/15/17	1,889,094
HCP, Inc.
2,550,000	6.000	01/30/17	2,761,838
Health Care REIT, Inc.
2,575,000	4.700	09/15/17	2,765,994
Select Income REIT(b)
450,000	2.850	02/01/18	453,165
Senior Housing Properties Trust(b)
1,625,000	3.250	05/01/19	1,651,978
Ventas Realty LP
1,714,000	1.550	09/26/16	1,725,161
WEA Finance LLC/Westfield UK & Europe Finance PLC(a)
3,425,000	1.750	09/15/17	3,442,677

			14,689,907

Retailers – Food & Drug – 0.2%
Walgreens Boots Alliance, Inc.
1,175,000	1.750	11/17/17	1,185,052

Technology(c) – 1.3%
Cisco Systems, Inc.
2,675,000	0.542	03/03/17	2,683,456
Hewlett-Packard Co.
4,000,000	1.193	01/14/19	3,960,420

			6,643,876

Transportation(a) – 0.6%
Penske Truck Leasing Co. LP/PTL Finance Corp.
1,300,000	3.750	05/11/17	1,356,439
1,625,000	2.875	07/17/18	1,662,151

			3,018,590

Corporate Obligations – (continued)
Wireless Telecommunications – 0.2%
Telefonica Emisiones SAU
$1,050,000	3.992%	02/16/16	$1,076,727

Wirelines Telecommunications – 2.2%
Verizon Communications, Inc.
1,950,000	3.650	09/14/18	2,069,348
7,650,000	6.350	04/01/19	8,892,474

			10,961,822

TOTAL CORPORATE OBLIGATIONS
(Cost $281,258,358)			$281,937,851

Agency Debentures – 0.9%
FFCB
$2,900,000	0.250%	12/02/15	$2,899,182
FHLB
1,500,000	0.300	01/04/16	1,499,889

TOTAL AGENCY DEBENTURES
(Cost $4,399,782)			$4,399,071

Asset-Backed Securities – 14.9%
Autos – 3.3%
Ally Auto Receivables Trust Series 2015-SN1, Class A3
$1,900,000	1.210%	03/20/17	$1,899,837
Ally Master Owner Trust Series 2012-5, Class A
4,600,000	1.540	09/15/19	4,619,990
Ally Master Owner Trust Series 2015-2, Class A2
4,000,000	1.830	01/15/21	3,998,271
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(c)
4,400,000	0.555	01/15/18	4,404,747
GM Financial Automobile Leasing Trust Series 2015-1, Class A3
1,200,000	1.530	09/20/18	1,207,094
Huntington Auto Trust Series 2012-1,Class A3
314,406	0.810	09/15/16	314,503

			16,444,442

Credit Card – 5.1%
Bank of America Credit Card Trust Series 2014-A1, Class A(c)
7,000,000	0.555	06/15/21	6,998,938
Barclays Dryrock Issuance Trust Series 2015-1, Class A
3,450,000	2.200	12/15/22	3,481,906
Capital One Multi-Asset Execution Trust Series 2015-A1, Class A
5,200,000	1.390	01/15/21	5,198,580
Chase Issuance Trust Series 2015-A2, Class A
4,250,000	1.590	02/18/20	4,275,729
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2
5,400,000	1.020	02/22/19	5,404,069

			25,359,222

Home Equity(c) – 0.0%
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
32,264	6.745	06/25/28	31,400

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Home Equity(c) – (continued)
Centex Home Equity Series 2004-D, Class MV3
$137,626	1.171%	09/25/34	$96,814
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
41,020	2.421	05/25/34	17,083

			145,297

Manufactured Housing – 0.0%
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
28,631	4.350	04/15/40	29,045

Student Loan(c) – 6.5%
Access Group, Inc. Series 2004-1, Class A2
6,534,811	0.477	09/26/33	6,436,142
Brazos Higher Education Authority, Inc. Series 2006-1, Class A3
7,046,038	0.377	12/26/24	6,958,526
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
3,788,961	0.974	06/25/26	3,806,845
Educational Services of America, Inc. Series 2010-1, Class A1(a)
3,116,405	1.106	07/25/23	3,134,846
Educational Services of America, Inc. Series 2014-1, Class A(a)
3,460,348	0.874	02/25/39	3,467,496
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
3,039,164	0.874	12/26/31	3,041,764
Scholar Funding Trust Series 2012-B, Class A1(a)
2,406,335	0.578	10/28/25	2,401,655
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,912,680	0.551	09/15/22	1,911,438
SLM Student Loan Trust Series 2007-2, Class A2
517,805	0.256	07/25/17	517,401
US Education Loan Trust LLC Series 2006-1, Class A2(a)
112,523	0.392	03/01/25	112,443

			31,788,556

TOTAL ASSET-BACKED SECURITIES
(Cost $73,628,741)			$73,766,562

Foreign Debt Obligations – 2.9%
Sovereign(a) – 0.2%
Kommunalbanken AS
$1,100,000	1.000%	09/26/17	$1,101,360

Supranational – 2.7%
African Development Bank
3,800,000	6.875	10/15/15	3,913,350
Asian Development Bank(c)
9,400,000	0.178	05/29/15	9,399,445

			13,312,795

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $14,427,808)			$14,414,155

Government Guarantee Obligation(c)(d) – 3.8%
FMS Wertmanagement
$18,600,000	0.503%	06/30/15	$18,611,346
(Cost $18,611,181)

U.S. Treasury Obligations – 14.5%
United States Treasury Inflation Protected Securities
$1,833,603	0.500%	04/15/15	$1,837,619
3,918,115	0.125	04/15/16	3,958,511
United States Treasury Notes
57,500,000	0.125	04/30/15	57,499,426
8,400,000	0.875 (e)	01/15/18	8,407,476

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $71,682,527)			$71,703,032

Shares	Description	Value

Investment Company(f) – 0.0%
226	Goldman Sachs Financial Square Government Fund FST Shares
(Cost $226)		$226

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $464,008,623)		$464,832,243

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments – 5.2%
Certificates of Deposit – 5.2%
Autozone, Inc.
$5,000,000	0.629%	04/17/15	$4,998,622
Carnival Corp.
2,500,000	0.497	04/02/15	2,499,966
Electricite De France SA
3,250,000	0.767	01/15/16	3,230,432
General Mills, Inc.
5,000,000	0.507	05/14/15	4,997,014
Marriott International
5,000,000	0.598	04/15/15	4,998,853
Mondelez International, Inc.
5,000,000	0.517	04/21/15	4,998,583

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,723,470)			$25,723,470

TOTAL INVESTMENTS – 99.3%
(Cost $489,732,093)			$490,555,713

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			3,439,155

NET ASSETS – 100.0%			$493,994,868

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)

March 31, 2015

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $109,522,916, which represents approximately 22.2% of net assets as of March 31, 2015.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(d)	Guaranteed by a foreign government until maturity. Total market value of this security amounts to $18,611,346, which represents approximately 3.8% of net assets as of March 31, 2015.
(e)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Investment Abbreviations:
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
LLC	—Limited Liability Company
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
2 Year U.S. Treasury Notes	28	June 2015	$6,136,375	$16,683
5 Year U.S. Treasury Notes	(568)	June 2015	(68,279,813)	(472,108)
TOTAL				$(455,425)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 41.4%
Collateralized Mortgage Obligations – 3.4%
Adjustable Rate Non-Agency(a) – 0.1%
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
$577,688	1.050%	11/25/29	$568,489

Interest Only(a)(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X
41,384	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X
44,123	0.000	08/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX
23,135	0.123	08/25/33	141
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX
5,942	0.320	07/25/33	68

			209

Inverse Floaters(a) – 0.0%
GNMA Series 2002-13, Class SB
67,421	36.752	02/16/32	118,645

Principal Only – 0.0%
FNMA REMIC Series G-35, Class N
5,489	0.000 (c)	10/25/21	5,409

Regular Floater(a) – 0.1%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(d)
146,655	0.728	02/25/48	146,263
FHLMC REMIC Series 1760, Class ZB
140,423	1.510	05/15/24	140,675

			286,938

Sequential Fixed Rate – 3.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K020, Class A2
600,000	2.373	05/25/22	609,480
FHLMC REMIC Series 2329, Class ZA
839,724	6.500	06/15/31	950,990
FHLMC REMIC Series 4273, Class PD
1,595,770	6.500	11/15/43	1,857,045
FNMA REMIC Series 2001-53, Class GH
10,049	8.000	09/25/16	10,253
FNMA REMIC Series 2011-52, Class GB
1,500,000	5.000	06/25/41	1,661,307
FNMA REMIC Series 2011-99, Class DB
1,225,000	5.000	10/25/41	1,367,657
FNMA REMIC Series 2012-111, Class B
245,776	7.000	10/25/42	284,827
FNMA REMIC Series 2012-153, Class B
916,519	7.000	07/25/42	1,061,535
GNMA Series 2002-42, Class KZ
2,262,746	6.000	06/16/32	2,552,517
NCUA Guaranteed Notes Series 2010-R1, Class 2A
73,774	1.840	10/07/20	73,961

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
NCUA Guaranteed Notes Series A4
$3,400,000	3.000%	06/12/19	$3,602,929

			14,032,501

Sequential Floating Rate(a) – 0.1%
NCUA Guaranteed Notes Series 2010-R1, Class 1A
641,114	0.621	10/07/20	644,294

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$15,656,485

Commercial Mortgage-Backed Securities – 5.5%
Sequential Fixed Rate – 1.2%
ML-CFC Commercial Mortgage Trust Series 2006-4, Class A1A
5,230,961	5.166	12/12/49	5,470,048

Sequential Floating Rate(a) – 4.3%
Banc of America Commercial Mortgage Trust Series 2006-3, Class A4
3,157,064	5.889	07/10/44	3,291,363
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A1A
5,324,915	6.048	12/10/49	5,838,087
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
4,161,341	5.526	01/15/49	4,389,844
LB Commercial Mortgage Trust Series 2007-C3, Class A1A
3,129,335	5.855	07/15/44	3,404,881
Morgan Stanley Capital I Trust Series 2007-T25, Class A1A
2,683,375	5.509	11/12/49	2,849,028

			19,773,203

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$25,243,251

Federal Agencies – 32.5%
Adjustable Rate FHLMC(a) – 0.3%
150,504	2.349%	11/01/32	160,969
1,203,461	2.375	09/01/33	1,283,982

			1,444,951

Adjustable Rate FNMA(a) – 1.0%
128,051	2.249	11/01/32	136,461
240,863	1.999	12/01/32	253,007
1,027,236	1.790	05/01/33	1,066,078
32,466	2.365	06/01/33	34,604
1,013,259	2.219	10/01/33	1,072,553
1,059,531	2.321	02/01/35	1,130,164
885,685	1.994	09/01/35	933,275

			4,626,142

Adjustable Rate GNMA(a) – 0.8%
68,203	1.625	06/20/23	69,626
32,736	1.625	07/20/23	33,414
32,933	1.625	08/20/23	33,621
87,276	1.625	09/20/23	89,114
26,239	1.625	03/20/24	26,829
233,715	1.625	04/20/24	238,969
27,241	1.625	05/20/24	27,860

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)
$197,876	1.625%	06/20/24	$202,401
41,928	2.000	06/20/24	43,241
62,811	1.625	07/20/24	64,238
68,525	2.000	07/20/24	70,700
119,607	1.625	08/20/24	122,343
58,307	2.000	08/20/24	60,170
56,978	1.625	09/20/24	58,291
72,103	2.000	11/20/24	74,452
28,073	2.000	12/20/24	28,994
43,154	2.500	12/20/24	45,277
48,711	2.000	01/20/25	50,318
25,495	2.000	02/20/25	26,343
91,085	2.000	05/20/25	94,174
73,311	2.000	07/20/25	75,828
35,369	1.625	02/20/26	36,293
1,770	1.625	07/20/26	1,817
45,363	1.625	01/20/27	46,618
41,633	2.000	01/20/27	43,210
35,343	1.625	02/20/27	36,326
253,624	1.625	04/20/27	260,710
26,765	1.625	05/20/27	27,489
30,276	1.625	06/20/27	31,099
11,155	1.625	11/20/27	11,469
265	2.000	11/20/27	275
41,008	1.625	12/20/27	42,169
82,641	1.625	01/20/28	85,058
30,070	1.625	02/20/28	30,953
34,112	1.625	03/20/28	35,119
142,210	1.625	07/20/29	146,620
79,871	1.625	08/20/29	82,356
18,844	1.625	09/20/29	19,433
79,564	1.625	10/20/29	82,035
95,134	1.625	11/20/29	98,100
23,470	1.625	12/20/29	24,203
29,000	1.625	01/20/30	29,932
13,914	1.625	02/20/30	14,364
77,281	1.625	03/20/30	79,776
90,625	1.625	04/20/30	93,559
135,745	1.625	05/20/30	140,143
99,056	2.000	05/20/30	103,477
22,059	1.625	06/20/30	22,776
187,165	2.000	07/20/30	195,576
39,305	2.000	09/20/30	41,082
65,969	1.625	10/20/30	68,013
136,828	1.625	03/20/32	141,596

			3,607,849

FHLMC – 2.1%
435	8.000	07/01/15	436
7,658	7.000	09/01/17	7,981
3,618	7.000	10/01/17	3,783
21,973	5.500	05/01/18	23,222
294,033	5.500	06/01/18	309,963
12,272	4.500	09/01/18	12,837
3,498	10.000	10/01/18	3,512
88,855	5.000	06/01/19	94,174

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$4,375	10.000%	07/01/20	$4,373
37,287	10.000	10/01/20	42,593
47,908	6.500	07/01/21	54,883
3,519	6.500	08/01/22	4,031
43,892	9.000	10/01/22	51,120
186,857	4.500	10/01/23	203,190
1,008,757	5.000	08/01/24	1,097,258
174,249	6.500	07/01/28	194,984
913,482	4.500	03/01/29	996,331
4,599	8.000	07/01/30	5,634
13,303	7.500	12/01/30	13,720
53,276	7.000	04/01/31	63,271
35,210	5.000	08/01/33	39,180
6,640	5.000	09/01/33	7,389
15,620	5.000	10/01/33	17,381
19,743	5.500	09/01/34	22,307
425,879	6.000	10/01/34	490,251
8,002	5.000	11/01/34	8,899
515,763	5.000	12/01/34	573,548
1,702	5.500	03/01/35	1,916
25,795	5.000	07/01/35	28,685
3,353	5.500	07/01/35	3,788
10,324	5.000	11/01/35	11,488
8,664	5.500	11/01/35	9,806
49,786	5.000	12/01/35	55,601
121,649	5.500	01/01/36	137,582
362	5.500	02/01/36	409
5,413	6.000	06/01/36	6,204
102,794	5.000	02/01/37	113,818
8,086	5.000	03/01/38	8,953
183,833	5.500	03/01/38	207,150
66,422	5.500	04/01/38	74,847
11,917	5.500	11/01/38	13,573
18,185	5.500	12/01/38	20,474
788,816	7.000	02/01/39	922,059
5,855	5.500	03/01/39	6,643
332,955	5.000	07/01/39	368,876
8,188	5.500	10/01/39	9,232
14,286	5.500	03/01/40	16,027
39,153	5.500	06/01/40	44,132
18,336	5.000	08/01/40	20,357
1,509,373	5.500	08/01/40	1,693,178
5,144	4.500	11/01/40	5,611
15,929	5.000	04/01/41	17,721
17,142	5.000	06/01/41	19,071
646,941	5.000	07/01/41	719,753
27,538	3.000	05/01/42	28,124
331,916	3.500	06/01/42	351,092
27,428	3.000	08/01/42	28,011
30,078	3.000	01/01/43	30,718
104,485	3.000	02/01/43	106,971

			9,428,121

FNMA – 26.4%
542	8.000	01/01/16	548
26,409	8.000	11/01/16	26,673

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$48,713	5.000%	08/01/17	$51,189
2,207,498	2.800	03/01/18	2,292,709
1,889,773	3.740	05/01/18	2,017,201
1,690,000	3.840	05/01/18	1,810,271
17,778	4.500	08/01/18	18,622
178,056	5.000	09/01/18	186,885
962,799	5.000	10/01/18	1,012,059
4,400,000	4.506	06/01/19	4,745,756
49,415	6.500	08/01/19	56,733
928,002	3.416	10/01/20	993,884
12,216	9.500	10/01/20	12,320
620,905	3.615	12/01/20	672,769
2,224,272	4.380	06/01/21	2,479,500
346,460	5.500	02/01/23	389,862
579,644	5.500	08/01/23	652,257
137,361	6.000	11/01/28	157,773
9,888	6.500	11/01/28	11,178
32,944	5.000	02/01/30	36,701
91,385	7.000	07/01/31	106,804
542	6.000	03/01/32	625
1,774	5.500	03/01/33	2,008
6,241	6.000	03/01/33	7,200
5,408,819	5.500	04/01/33	6,139,082
2,241	6.000	05/01/33	2,586
8,686	5.000	07/01/33	9,721
1,204,547	5.500	07/01/33	1,333,747
46,338	5.000	08/01/33	51,742
48,137	5.000	09/01/33	53,750
24,886	5.500	09/01/33	28,182
3,849	5.000	12/01/33	4,298
41,326	5.500	12/01/33	46,868
1,971	6.000	12/01/33	2,276
247,902	5.000	02/01/34	276,810
71,092	5.500	02/01/34	80,522
3,031	5.500	03/01/34	3,432
7,466	5.500	04/01/34	8,465
365,470	5.500	05/01/34	413,865
176	5.500	06/01/34	199
15,323	5.500	08/01/34	17,423
7,270	5.500	09/01/34	8,228
8,032	5.500	10/01/34	9,110
37,523	5.500	11/01/34	42,495
68,526	5.500	12/01/34	77,715
1,369,260	5.000	02/01/35	1,528,930
12,471	5.500	02/01/35	14,121
10,780	5.500	04/01/35	12,222
311,643	6.000	04/01/35	359,556
10,301	5.000	05/01/35	11,590
8,530	5.500	05/01/35	9,630
17,998	5.000	07/01/35	20,121
12,996	5.500	07/01/35	14,731
7,139	5.000	08/01/35	8,002
1,305	5.500	08/01/35	1,484
192	6.000	08/01/35	219
13,314	5.500	09/01/35	15,107
122,719	6.000	10/01/35	141,739

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$68,793	6.000%	11/01/35	$78,545
5,959	5.500	12/01/35	6,780
275	5.500	02/01/36	311
60,404	6.000	03/01/36	69,556
7,615	5.500	04/01/36	8,596
119,324	6.000	04/01/36	137,383
3,557	4.500	07/01/36	3,886
60,767	5.500	09/01/36	68,811
777	5.500	02/01/37	880
24,295	5.500	04/01/37	27,524
1,118	5.500	05/01/37	1,265
646	5.500	06/01/37	731
1,567,832	5.500	08/01/37	1,769,990
398,839	6.000	10/01/37	457,987
357,980	7.500	11/01/37	426,592
368	5.500	12/01/37	416
205,299	6.000	12/01/37	233,866
21,662	5.500	02/01/38	24,456
10,005	5.500	03/01/38	11,316
15,605	6.000	03/01/38	17,991
34,430	5.500	04/01/38	38,983
812,883	6.000	04/01/38	926,144
11,011	5.500	05/01/38	12,471
424,069	6.000	05/01/38	483,076
2,208	5.500	06/01/38	2,498
2,840	5.500	07/01/38	3,212
2,522	5.500	08/01/38	2,854
2,710	5.500	09/01/38	3,067
592,965	6.000	09/01/38	675,583
126,784	6.000	11/01/38	144,425
810	5.500	12/01/38	918
14,268	5.500	02/01/39	16,193
546,224	7.000	03/01/39	632,477
6,444	4.500	04/01/39	7,025
18,578	4.500	05/01/39	20,624
11,249	5.500	06/01/39	12,724
10,679	4.000	08/01/39	11,415
52,306	4.500	08/01/39	58,082
283,412	6.000	09/01/39	322,848
97,098	6.000	10/01/39	110,633
10,012	5.500	11/01/39	11,331
790,982	4.500	12/01/39	878,330
685,734	5.500	12/01/39	775,656
599,219	5.000	07/01/40	673,279
198,025	6.000	07/01/40	225,580
445,668	6.000	10/01/40	507,681
666,438	4.500	05/01/41	728,168
1,256,069	6.000	05/01/41	1,430,846
58,997	6.000	06/01/41	67,207
263,207	5.000	07/01/41	293,306
299,950	4.500	08/01/41	328,668
281,066	5.000	10/01/41	313,207
543,341	5.000	04/01/42	605,474
134,620	3.000	05/01/42	138,013
150,023	3.000	06/01/42	153,805
1,117,568	3.000	08/01/42	1,150,125

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$278,665	4.500%	08/01/42		$309,046
1,010,285	3.000	09/01/42		1,040,140
137,958	3.000	10/01/42		142,075
723,718	3.000	11/01/42		745,200
6,316,439	3.000	12/01/42		6,502,681
5,137,795	3.000	01/01/43		5,290,537
2,149,426	3.000	02/01/43		2,212,685
1,180,694	3.000	03/01/43		1,214,822
1,651,332	3.000	04/01/43		1,699,066
968,985	3.000	05/01/43		996,994
167,491	3.000	06/01/43		172,333
1,510,777	3.000	07/01/43		1,554,448
89,778	4.000	11/01/43		97,858
57,443	4.000	01/01/44		62,613
340,497	4.000	02/01/44		371,140
26,806	4.000	04/01/44		29,219
33,460	4.000	06/01/44		36,472
230,184	4.000	09/01/44		250,901
24,711	4.000	10/01/44		26,935
102,433	4.000	11/01/44		111,652
83,513	4.000	12/01/44		91,029
30,000,000	3.000	TBA-30yr	(e)	30,675,000
20,000,000	3.500	TBA-30yr	(e)	21,005,860
3,000,000	4.500	TBA-30yr	(e)	3,272,812

				121,513,823

GNMA – 1.9%
16	9.000	08/15/16		16
537,377	3.950	07/15/25		577,032
110,794	7.000	12/15/27		130,071
15,933	6.500	08/15/28		18,240
198,259	6.000	01/15/29		230,759
234,778	7.000	10/15/29		277,671
109,458	5.500	11/15/32		125,890
1,359,159	5.500	12/15/32		1,563,206
92,114	5.500	01/15/33		105,847
93,920	5.500	02/15/33		107,922
107,610	5.500	03/15/33		123,653
112,855	5.500	07/15/33		128,950
68,347	5.500	08/15/33		78,536
50,825	5.500	09/15/33		58,403
56,860	5.500	04/15/34		65,230
69,326	5.500	05/15/34		79,530
708,898	5.500	06/15/34		813,246
576,549	5.500	09/15/34		661,415
447,642	5.500	12/15/34		513,533
475,401	5.500	01/15/35		541,547
330,017	5.000	03/15/38		368,485
2,623	5.000	11/15/38		2,929
2,000,000	5.000	TBA-30yr	(e)	2,230,000

				8,802,111

TOTAL FEDERAL AGENCIES				$149,422,997

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $185,211,620)				$190,322,733

Agency Debentures – 8.8%
FFCB
$1,500,000	1.460%	11/19/19		$1,479,422
FHLB
1,500,000	1.530	11/21/19		1,493,274
2,200,000	1.875	03/13/20		2,241,156
2,800,000	3.000	09/10/21		2,983,878
3,700,000	2.125	06/09/23		3,677,582
1,900,000	3.250	06/09/23		2,052,319
2,100,000	3.375	09/08/23		2,296,148
300,000	3.375	12/08/23		325,931
FNMA
2,600,000	6.250	05/15/29		3,730,712
4,000,000	6.625	11/15/30		6,021,733
New Valley Generation III
2,430,619	4.929	01/15/21		2,730,688
Small Business Administration
15,584	7.500	04/01/17		16,155
38,867	6.300	05/01/18		40,653
21,388	6.300	06/01/18		22,289
Tennessee Valley Authority
6,500,000	3.875	02/15/21		7,250,963
Tennessee Valley Authority Series B
4,200,000	4.375	06/15/15		4,235,284

TOTAL AGENCY DEBENTURES
(Cost $39,169,135)				$40,598,187

Asset-Backed Securities(a) – 3.1%
Student Loan – 3.1%
Access Group, Inc. Series 2005-2, Class A3
$1,923,633	0.442%	11/22/24		$1,913,746
Alaska State Student Loan Corp. Series 2013, Class A
4,190,823	0.674	08/25/31		4,179,214
Nelnet Student Loan Trust Series 2013-5A, Class A(d)
534,513	0.804	01/25/37		534,622
Scholar Funding Trust Series 2013-A, Class A(d)
3,630,665	0.828	01/30/45		3,618,824
SLM Student Loan Trust Series 2008-5, Class A4
3,900,000	1.956	07/25/23		4,062,396
US Education Loan Trust LLC Series 2006-1, Class A2(d)
107,631	0.392	03/01/25		107,555

TOTAL ASSET-BACKED SECURITIES
(Cost $14,401,875)				$14,416,357

Municipal Debt Obligation – 0.6%
New Jersey – 0.6%
New Jersey Economic Development Authority Series A (MBIA)
$2,000,000	7.425%	02/15/29		$2,515,440

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Government Guarantee Obligations(f) – 1.7%
Hashemite Kingdom of Jordan Government AID Bond
$4,600,000	2.503%		10/30/20	$4,738,000
Israel Government AID Bond
1,400,000	5.500		09/18/23	1,749,827
500,000	5.500		12/04/23	625,521
700,000	5.500		04/26/24	880,500

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $7,850,071)				$7,993,848

U.S. Treasury Obligations – 55.8%
United States Treasury Bonds
$650,000	2.750%		11/15/42	$675,922
10,010,000	3.625	(g)	08/15/43	12,230,019
5,900,000	3.750	(g)	11/15/43	7,370,102
5,500,000	3.625		02/15/44	6,728,095
5,200,000	3.375		05/15/44	6,094,556
4,600,000	3.000		11/15/44	5,039,851
2,800,000	2.500		02/15/45	2,775,052
United States Treasury Inflation Protected Securities
2,994,917	0.125		01/15/22	3,024,387
2,734,832	0.625		01/15/24	2,854,043
1,197,570	2.500		01/15/29	1,532,698
1,353,956	1.375		02/15/44	1,595,135
397,048	0.750		02/15/45	404,989
United States Treasury Notes
20,000,000	0.375		01/31/16	20,022,600
78,800,000	0.375	(g)	02/15/16	78,877,224
5,400,000	0.750		01/15/17	5,422,572
2,700,000	0.875		04/15/17	2,716,227
5,200,000	0.875		08/15/17	5,222,932
13,800,000	1.500		01/31/19	13,978,296
5,700,000	1.625		03/31/19	5,795,760
2,500,000	1.625		04/30/19	2,540,725
16,200,000	1.750		09/30/19	16,509,743
6,400,000	1.625		12/31/19	6,480,320
4,500,000	1.250		01/31/20	4,475,700
9,000,000	1.375		02/29/20	9,001,350
6,000,000	1.375		03/31/20	5,999,760
4,700,000	2.000		10/31/21	4,795,692
4,700,000	2.125		12/31/21	4,831,224
6,700,000	1.500		01/31/22	6,611,091
4,300,000	1.750		03/31/22	4,309,761
1,000,000	2.500		05/15/24	1,050,260
7,400,000	2.375		08/15/24	7,691,042

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $248,558,671)				$256,657,128

Shares	Description	Value

Investment Company(h) – 0.0%
31	Goldman Sachs Financial Square Government Fund FST Shares
(Cost $31)		$31

TOTAL INVESTMENTS – 111.4%
(Cost $497,191,403)		$512,503,724

LIABILITIES IN EXCESS OF OTHER ASSETS – (11.4)%		(52,452,196)

NET ASSETS – 100.0%		$460,051,528

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,407,264, which represents approximately 1.0% of net assets as of March 31, 2015.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $57,183,672 which represents approximately 12.4% of net assets as of March 31, 2015.
(f)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $7,993,848, which represents approximately 1.7% of net assets as of March 31, 2015.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Represents an Affiliated Fund.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
MBIA	—Insured by Municipal Bond Investors Insurance
NCUA	—National Credit Union Administration
REMIC	—Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(132)	June 2015	$(22,423,500)	$(204,234)
2 Year U.S. Treasury Notes	94	June 2015	20,600,687	64,303
5 Year U.S. Treasury Notes	164	June 2015	19,714,594	170,848
10 Year U.S. Treasury Notes	16	June 2015	2,062,500	14,013
20 Year U.S. Treasury Bonds	(9)	June 2015	(1,474,875)	1,614
TOTAL				$46,544

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$21,700	06/17/22	3 month LIBOR	2.500%	$(582,065)	$(333,547)
1,000	06/17/30	3 month LIBOR	2.250	29,689	(26,618)
TOTAL				$(552,376)	$(360,165)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations(a) – 1.4%
Banks – 1.4%
Bank of Montreal
$4,000,000	2.850%	06/09/15	$4,017,684
Bank of Nova Scotia
700,000	1.650	10/29/15	704,969
Canadian Imperial Bank of Commerce
1,900,000	2.600	07/02/15	1,909,823
DnB Boligkreditt AS
800,000	1.450	03/21/18	802,300

TOTAL CORPORATE OBLIGATIONS
(Cost $7,434,193)			$7,434,776

Mortgage-Backed Obligations – 28.4%
Collateralized Mortgage Obligations – 19.5%
Interest Only(b) – 0.0%
FNMA REMIC Series 1990-145, Class B
$346	1,004.961%	12/25/20	$2,901

Regular Floater(c) – 13.1%
Aire Valley Mortgages PLC Series 2006-1A, Class 1A(a)
3,005,932	0.490	09/20/66	2,914,152
Collateralized Mortgage Securities Corp. Series N, Class 2
8,749	0.862	08/25/17	8,760
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(a)
439,966	0.728	02/25/48	438,788
FHLMC REMIC Series 1826, Class F
40,388	0.575	09/15/21	40,449
FHLMC REMIC Series 3208, Class FD
2,373,352	0.575	08/15/36	2,383,873
FHLMC REMIC Series 3208, Class FE
4,062,495	0.575	08/15/36	4,080,504
FHLMC REMIC Series 3208, Class FG
2,309,208	0.575	08/15/36	2,319,444
FHLMC REMIC Series 3371, Class FA
786,303	0.775	09/15/37	795,098
FHLMC REMIC Series 3374, Class FT
762,482	0.475	04/15/37	762,246
FHLMC REMIC Series 3471, Class FB
3,615,628	1.175	08/15/35	3,706,406
FHLMC REMIC Series 3545, Class FA
1,124,246	1.025	06/15/39	1,141,387
FHLMC REMIC Series 3588, Class CW
3,582,876	2.395	10/15/37	3,799,650
FHLMC REMIC Series 4039, Class FA
5,247,687	0.675	05/15/42	5,304,476
FHLMC REMIC Series 4316, Class FY
1,736,820	0.575	11/15/39	1,747,369
FHLMC STRIPS Series 237, Class F23
692,560	0.575	05/15/36	694,912
FNMA REMIC Series 1990-145, Class A
140,786	1.110	12/25/20	141,243
FNMA REMIC Series 06-72, Class XF
1,432,725	0.674	08/25/36	1,439,472

Mortgage-Backed Obligations – (continued)
Regular Floater(c) – (continued)
FNMA REMIC Series 09-75, Class MF
$1,735,358	1.324%	09/25/39	$1,778,279
FNMA REMIC Series 1997-20, Class F
306,409	0.656	03/25/27	302,658
FNMA REMIC Series 1998-66, Class FC
90,945	0.677	11/17/28	91,597
FNMA REMIC Series 2007-33, Class HF
101,384	0.524	04/25/37	101,884
FNMA REMIC Series 2007-92, Class OF
743,417	0.744	09/25/37	751,324
FNMA REMIC Series 2008-22, Class FD
1,276,955	1.014	04/25/48	1,290,838
FNMA REMIC Series 2010-123, Class FL
4,754,434	0.604	11/25/40	4,777,100
FNMA REMIC Series 2011-110, Class FE
5,276,298	0.574	04/25/41	5,308,278
FNMA REMIC Series 2011-53, Class FT
1,041,372	0.754	06/25/41	1,053,026
FNMA REMIC Series 2012-56, Class FG
4,438,684	0.674	03/25/39	4,471,988
FNMA REMIC Series 2014-19, Class FA
1,708,912	0.574	11/25/39	1,719,244
FNMA REMIC Series 2014-19, Class FJ
1,871,878	0.574	11/25/39	1,883,016
GNMA REMIC Series 2010-53, Class FC
1,713,624	0.996	04/20/40	1,751,096
GNMA REMIC Series 2012-12, Class HF
1,979,275	0.576	01/20/42	1,989,520
NCUA Guaranteed Notes Series 2010-A1, Class A
432,423	0.526	12/07/20	433,157
NCUA Guaranteed Notes Series 2011-R1, Class 1A
787,374	0.624	01/08/20	791,249
NCUA Guaranteed Notes Series 2011-R2, Class 1A
2,329,269	0.578	02/06/20	2,336,821
NCUA Guaranteed Notes Series 2011-R3, Class 1A
2,166,891	0.580	03/11/20	2,173,917
NCUA Guaranteed Notes Series 2011-R4, Class 1A
2,192,850	0.558	03/06/20	2,196,962
NCUA Guaranteed Notes Series 2011-R5, Class 1A
1,513,347	0.554	04/06/20	1,514,292

			68,434,475

Sequential Fixed Rate – 0.3%
FHLMC REMIC Series 4248, Class LM
1,399,915	6.500	05/15/41	1,630,483
NCUA Guaranteed Notes Series 2010-R1, Class 2A
46,109	1.840	10/07/20	46,226

			1,676,709

Sequential Floating Rate(c) – 6.1%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1
6,026,215	0.554	07/25/20	6,034,330
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A
6,101,681	0.514	01/25/21	6,098,551

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Sequential Floating Rate(c) – (continued)
FHLMC Multifamily Structured Pass Through Certificates, Series KS02, Class A
$7,910,897	0.551%	08/25/23	$7,910,897
FNMA ACES Series 2013-M11, Class FA
1,932,391	0.504	01/25/18	1,934,430
FNMA ACES Series 2014-M5, Class FA
1,665,385	0.483	01/25/17	1,666,277
Granite Master Issuer PLC Series 2007-1, Class 2A1
253,267	0.316	12/20/54	252,062
Granite Master Issuer PLC Series 2007-2, Class 4A1
6,015,093	0.267	12/17/54	5,983,305
Granite Mortgages PLC Series 2004-3, Class 2A1
1,197,143	0.550	09/20/44	1,194,410
Leek Finance PLC Series 2017A, Class A2B(a)
366,936	0.545	12/21/37	386,216
Leek Finance PLC Series 2018X, Class A2B
416,979	0.507	09/21/38	433,831

			31,894,309

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$102,008,394

Commercial Mortgage-Backed Securities(a)(c) – 2.4%
Sequential Floating Rate – 2.4%
Boca Hotel Portfolio Trust Series 2013-BOCA, Class A
$517,828	1.325%	08/15/26	$517,828
Commercial Mortgage Pass Through Certificates Series 2014-KYO, Class A
4,700,000	1.077	06/11/27	4,682,290
Extended Stay America Trust Series 2013-ESFL, Class A2FL
1,400,000	0.873	12/05/31	1,394,242
JPMorgan Chase Commercial Mortgage Securities Trust Series 2013-JWRZ, Class A
900,000	0.955	04/15/30	899,808
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-FBLU, Class A
5,300,000	1.125	12/15/28	5,303,215

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$12,797,383

Federal Agencies – 6.5%
Adjustable Rate FHLMC(c) – 2.2%
$16,512	1.913%	08/01/16	$16,594
25,436	2.770	08/01/18	25,946
14,603	2.403	11/01/18	14,835
106,139	2.869	11/01/18	107,786
4,950	2.282	02/01/19	5,029
18,975	1.925	03/01/19	19,216
13,243	2.551	03/01/19	13,513
20,297	2.119	06/01/19	20,614
6,764	2.270	07/01/19	6,876
373,480	2.610	11/01/19	381,852
231,155	6.876	11/01/19	247,227
17,988	2.805	01/01/20	18,317
38,619	1.921	05/01/21	39,349
9,872	1.923	10/01/26	10,010

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(c) – (continued)
$528,888	3.444%	08/01/28	$566,156
225,546	2.387	05/01/29	233,976
21,225	4.162	06/01/29	23,033
39,985	1.917	04/01/30	41,307
32,877	4.374	06/01/30	35,676
134,296	2.427	12/01/30	140,913
28,490	2.472	02/01/31	29,897
8,658	2.280	06/01/31	9,232
1,965,027	2.360	05/01/34	2,094,267
1,777,394	2.252	05/01/35	1,892,219
159,002	3.474	05/01/35	164,474
4,897,880	2.406	01/01/38	5,297,317

			11,455,631

Adjustable Rate FNMA(c) – 2.6%
39,691	6.750	04/01/17	40,658
15,804	4.258	08/01/17	16,117
47,792	2.745	09/01/17	48,301
4,213	1.875	12/01/17	4,254
1,311	4.875	12/01/17	1,359
47,753	2.025	03/01/18	48,236
23,089	2.728	03/01/18	23,134
261,969	2.056	07/01/18	264,722
2,464	1.736	10/01/18	2,465
14,152	1.878	10/01/18	14,334
16,096	2.677	10/01/18	16,899
33,100	2.738	10/01/18	33,198
47,537	1.875	01/01/19	48,130
159,403	3.998	04/01/19	166,118
9,692	5.995	04/01/19	10,252
284,649	1.875	05/01/19	288,706
93,586	1.936	05/01/19	95,395
31,667	6.110	07/01/19	33,476
111,383	4.289	08/01/19	116,588
115,790	5.864	05/01/20	122,163
147,874	1.875	06/01/20	149,934
11,328	6.702	02/01/22	12,115
42,042	2.434	05/20/22	46,198
102,026	2.195	02/01/23	104,465
244,147	2.254	01/01/24	251,965
293,272	2.300	03/01/24	303,077
201,605	2.007	06/20/24	226,074
8,555	3.353	08/01/24	8,807
63,217	5.082	01/01/25	67,603
14,575	3.579	06/01/27	15,386
10,408	4.250	12/01/27	11,294
18,484	4.524	01/01/28	20,058
12,896	1.920	06/01/29	13,249
13,816	2.049	06/01/29	14,222
1,751,284	2.388	07/01/33	1,873,053
522,221	2.486	11/01/34	559,299
9,384	3.813	05/01/36	9,981
2,643,666	2.467	03/01/37	2,827,070
570,405	2.325	09/01/37	609,977
4,571,851	2.293	12/01/37	4,902,827

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(c) – (continued)
$86,334	1.521%	06/01/40	$89,235
6,974	1.321	02/01/41	7,176

			13,517,570

Adjustable Rate GNMA(c) – 0.4%
1,385,076	1.625	04/20/33	1,432,678
284,023	1.625	05/20/33	294,200
546,700	1.625	08/20/34	566,705

			2,293,583

FHLMC – 0.2%
18,671	8.000	12/01/15	18,840
139,652	5.500	01/01/20	149,401
108,436	7.000	04/01/21	117,598
47,448	7.000	08/01/21	53,263
164,951	7.000	05/01/22	187,524
481,339	7.000	06/01/22	535,654
3,688	4.500	05/01/23	3,959

			1,066,239

FNMA – 1.1%
2,078	8.000	01/01/16	2,085
12,349	7.000	05/01/17	12,473
23,925	5.500	03/01/18	25,188
49,740	5.500	04/01/18	52,303
4,875	5.000	09/01/19	5,163
862	5.000	11/01/19	912
6,316	5.000	01/01/20	6,684
48,987	7.000	07/01/21	53,816
99,334	7.000	11/01/21	112,858
49,004	7.000	12/01/21	50,528
128,666	7.000	01/01/22	137,177
24,127	7.000	02/01/22	27,388
85,385	7.000	01/01/28	95,458
21,201	6.500	04/01/33	24,853
50,118	6.000	05/01/38	57,091
63,392	6.000	11/01/38	72,213
141,707	6.000	09/01/39	161,424
48,549	6.000	10/01/39	55,317
36,167	6.000	10/01/40	41,200
51,860	6.000	05/01/41	59,076
319,604	3.000	08/01/42	328,926
272,961	3.000	09/01/42	281,021
123,175	3.000	11/01/42	126,823
1,715,976	3.000	12/01/42	1,766,531
1,247,047	3.000	01/01/43	1,284,010
383,484	3.000	02/01/43	394,828
98,572	3.000	03/01/43	101,422
235,100	3.000	04/01/43	241,895

			5,578,663

GNMA – 0.0%
40,100	7.000	04/15/26	46,288

TOTAL FEDERAL AGENCIES			$33,957,974

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $147,945,323)			$148,763,751

Agency Debentures – 11.3%
FFCB(c)
$14,000,000	0.153%	06/30/16	$13,995,100
25,000,000	0.164	09/09/16	24,995,300
15,000,000	0.208	12/28/16	15,011,400
FHLB
5,200,000	1.500	02/28/17	5,235,733

TOTAL AGENCY DEBENTURES
(Cost $59,229,558)			$59,237,533

Asset-Backed Securities – 31.5%
Auto(c) – 0.5%
Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2
$2,500,000	0.555%	01/15/18	$2,502,697

Collateralized Loan Obligations(c) – 10.2%
ACIS CLO Ltd. Series 2013-1A, Class A1(a)
1,150,000	1.127	04/18/24	1,121,180
ACIS CLO Ltd. Series 2013-2A, Class A(a)
2,400,000	0.730	10/14/22	2,357,496
Atrium X Series 2010-A, Class A(a)
2,750,000	1.349	07/16/25	2,712,658
B&M CLO Ltd. Series 2014-1A, Class A1(a)
750,000	1.629	04/16/26	742,692
Black Diamond CLO Ltd. Series 2005-1A, Class A1(a)
178,101	0.540	06/20/17	177,965
Black Diamond CLO Ltd. Series 2006-1A, Class AD(a)
1,419,136	0.503	04/29/19	1,394,124
Brentwood CLO Corp. Series 2006-1A, Class A1A(a)
1,884,395	0.525	02/01/22	1,867,639
Brentwood CLO Corp. Series 2006-1A, Class A1B(a)
1,493,294	0.525	02/01/22	1,480,016
Crown Point CLO Ltd. Series 2012-1A, Class A1LA(a)
684,746	1.011	11/21/22	674,144
Crown Point CLO Ltd. Series 2013-2A, Class A1L(a)
2,850,000	1.223	12/14/23	2,794,191
Dryden XXVI Senior Loan Fund Series 2013-26A, Class A(a)
1,800,000	1.353	07/15/25	1,776,760
Gleneagles CLO Ltd. Series 2005-1A, Class A1(a)
254,835	0.530	11/01/17	254,719
Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(a)
4,700,000	0.535	05/01/22	4,562,783
Goldentree Loan Opportunities V Ltd. Series 2007-5A, Class A(a)
576,020	0.952	10/18/21	573,910
ICG US CLO Ltd. Series 2014-1A, Class A1(a)
2,100,000	1.407	04/20/26	2,059,592
KKR Financial CLO Ltd. Series 2013-1A, Class A1(a)
5,250,000	1.403	07/15/25	5,159,317
Liberty CLO Ltd. Series 2005-1A, Class A2(a)
2,165,353	0.630	11/01/17	2,158,134
OCP CLO Ltd. Series 2012-2A, Class A1(a)
1,050,000	1.082	11/22/23	1,031,745
OCP CLO Ltd. Series 2014-5A, Class A1(a)
2,350,000	1.256	04/26/26	2,289,915

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations(c) – (continued)
OFSI Fund V Ltd. Series 2013-5A, Class A1LA(a)
$1,000,000	1.187%	04/17/25	$976,427
OFSI Fund V Ltd. Series 2014-7A, Class A(a)
2,100,000	1.715	10/18/26	2,072,908
OFSI Fund VI Ltd. Series 2014-6A, Class A1(a)
2,250,000	1.283	03/20/25	2,195,215
OZLM Funding III Ltd. Series 2013-3A, Class A1(a)
2,000,000	1.587	01/22/25	1,986,028
Sound Point CLO Vlll Ltd. Series 2015-1A, Class A(a)
5,100,000	1.792	04/15/27	5,087,250
Symphony CLO XI Ltd. Series 2013-11A, Class A(a)
2,000,000	1.557	01/17/25	1,979,312
Trinitas CLO Ltd. Series 2014-1A, Class A1(a)
600,000	1.783	04/15/26	596,344
Westchester CLO Ltd. Series 2007-1X, Class A1A
1,490,320	0.480	08/01/22	1,470,083
Zais CLO 1 Ltd. Series 2014-1A, Class A1(a)
1,700,000	1.653	04/15/26	1,699,602

			53,252,149

Credit Card(c) – 1.4%
BA Credit Card Trust Series 2007-A11, Class A11
1,667,000	0.245	12/15/19	1,657,885
Bank of America Credit Card Trust Series 2014-A1, Class A
5,650,000	0.555	06/15/21	5,649,143

			7,307,028

Home Equity(a) – 0.7%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5, Class AT5
3,600,000	1.979	08/15/46	3,572,125

Student Loan(c) – 18.7%
Academic Loan Funding Trust Series 2013-1, Class A(a)
4,324,387	0.974	12/26/44	4,330,076
Access Group, Inc. Series 2005-2, Class A3
2,239,453	0.442	11/22/24	2,227,943
Access Group, Inc. Series 2013-1, Class A(a)
2,162,987	0.674	02/25/36	2,138,773
Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
3,050,337	0.974	02/25/41	3,068,452
Alaska State Student Loan Corp. Series 2013, Class A
3,246,412	0.674	08/25/31	3,237,420
Bank of America Student Loan Trust Series 2010-1A, Class A(a)
2,942,854	1.056	02/25/43	2,957,785
Brazos Higher Education Authority, Inc. Series 2005-2, Class A10
1,689,759	0.387	12/26/19	1,685,791
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
534,407	1.062	02/25/30	538,579
Education Loan Asset-Backed Trust I Series 2013-1, Class A1(a)
4,452,030	0.974	06/25/26	4,473,043
Educational Services of America, Inc. Series 2010-1, Class A1(a)
3,949,362	1.106	07/25/23	3,972,731
Educational Services of America, Inc. Series 2012-1, Class A1(a)
4,720,964	1.324	09/25/40	4,809,467

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
Educational Services of America, Inc. Series 2014-1, Class A(a)
$3,869,637	0.874%	02/25/39	$3,877,630
GCO Education Loan Funding Trust Series 2005-2, Class A6L
1,031,492	0.412	05/27/24	1,028,321
GCO Education Loan Funding Trust Series 2006-1, Class A8L
2,701,360	0.392	05/25/25	2,644,953
Goal Capital Funding Trust Series 2010-1, Class A(a)
101,662	0.962	08/25/48	101,988
Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
7,450,000	0.929	12/01/31	7,464,751
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
2,407,205	1.183	02/25/42	2,421,579
Massachusetts Educational Financing Authority Series 2008-1, Class A1
918,001	1.206	04/25/38	922,244
Missouri Higher Education Loan Authority Series 2010-2, Class A1
4,486,610	1.083	08/27/29	4,514,287
Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
4,821,742	1.176	05/20/30	4,873,827
Nelnet Student Loan Trust Series 2008-3, Class A4
4,500,000	1.912	11/25/24	4,659,010
Nelnet Student Loan Trust Series 2013-5A, Class A(a)
1,069,027	0.804	01/25/37	1,069,243
Northstar Education Finance, Inc. Series 2012-1, Class A(a)
1,327,451	0.874	12/26/31	1,328,587
Rhode Island Student Loan Authority Series 2012-1, Class A1
3,649,572	1.072	07/01/31	3,680,667
Rhode Island Student Loan Authority Series 2014-1, Class A1
142,180	0.872	10/02/28	141,570
Scholar Funding Trust Series 2012-B, Class A1(a)
3,344,397	0.578	10/28/25	3,337,893
Scholar Funding Trust Series 2013-A, Class A(a)
4,839,887	0.828	01/30/45	4,824,102
SLC Student Loan Center Series 2011-1, Class A(a)
2,081,557	1.394	10/25/27	2,114,460
SLC Student Loan Trust Series 2010-1, Class A
1,295,359	1.137	11/25/42	1,310,390
SLM Student Loan Trust Series 2003-12, Class A5(a)
1,381,380	0.551	09/15/22	1,380,483
SLM Student Loan Trust Series 2005-9, Class A6
3,100,000	0.706	10/26/26	3,110,844
SLM Student Loan Trust Series 2006-7, Class A4
44,172	0.326	04/25/22	44,157
SLM Student Loan Trust Series 2006-8, Class A4
193,820	0.336	10/25/21	193,428
SLM Student Loan Trust Series 2008-2, Class A3
987,491	1.006	04/25/23	996,742
SLM Student Loan Trust Series 2008-5, Class A4
1,250,000	1.956	07/25/23	1,302,050
SLM Student Loan Trust Series 2012-3, Class A
1,709,878	0.824	12/26/25	1,724,879

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Principal Amount	Interest Rate	Maturity Date	Value

Asset-Backed Securities – (continued)
Student Loan(c) – (continued)
SLM Student Loan Trust Series 2012-6, Class A2
$530,006	0.454%	09/25/19	$529,833
South Carolina Student Loan Corp. Series 2005, Class A2
406,892	0.382	12/01/20	406,321
US Education Loan Trust LLC Series 2006-1, Class A2(a)
1,022,495	0.392	03/01/25	1,021,768
Utah State Board of Regents Series 2012-1, Class A
3,719,804	0.924	12/26/31	3,715,154

			98,181,221

TOTAL ASSET-BACKED SECURITIES
(Cost $164,175,356)			$164,815,220

Foreign Debt Obligations(c) – 6.9%
Supranational – 6.9%
Asian Development Bank
$23,000,000	0.178%	05/29/15	$22,998,643
International Finance Corp.
13,100,000	0.176	08/27/15	13,098,585

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $36,100,579)			$36,097,228

Government Guarantee Obligations – 5.9%
FMS Wertmanagement(c)(d)
$26,800,000	0.503%	06/30/15	$26,816,348
Hashemite Kingdom of Jordan Government AID Bond(e)
4,000,000	2.503	10/30/20	4,120,000

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $30,816,741)			$30,936,348

U.S. Treasury Obligations – 3.9%
United States Treasury Bonds
$500,000	3.125%	11/15/41	$559,115
3,500,000	3.750 (f)	11/15/43	4,372,095
United States Treasury Inflation Protected Securities
1,617,885	0.500	04/15/15	1,621,428
3,706,325	0.125	04/15/16	3,744,537
1,068,530	1.125	01/15/21	1,147,665
3,924,374	0.125	01/15/22	3,962,990
2,604,602	0.625	01/15/24	2,718,137
883,260	2.000	01/15/26	1,047,908
United States Treasury Note
1,000,000	2.125	01/31/21	1,031,640

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,999,739)			$20,205,515

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – 0.4%
Interest Rate Swaptions
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 1.957%
$5,800,000	1.957%	08/24/15	$102,941
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 1.957%
5,800,000	1.957	08/24/15	32,591
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.128%
2,900,000	2.128	02/22/16	64,494
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.128%
2,900,000	2.128	02/22/16	32,989
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.177%
3,000,000	2.177	02/22/16	71,259
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.177%
3,000,000	2.177	02/22/16	31,545
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.145%
5,300,000	2.145	02/22/16	120,673
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.145%
5,300,000	2.145	02/22/16	58,646
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
3,600,000	2.078	02/26/16	74,848
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
3,600,000	2.078	02/26/16	45,131
Deutsche Bank AG Put – OTC – 7 year Interest Rate Swap Strike Price 2.374%
3,800,000	2.374	02/17/16	126,372
Deutsche Bank AG Call – OTC – 7 year Interest Rate Swap Strike Price 2.374%
3,800,000	2.374	02/17/16	52,294
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.510%
2,300,000	2.510	02/18/16	100,840
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.510%
2,300,000	2.510	02/18/16	45,442
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,100,000	2.513	02/19/16	92,441
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,100,000	2.513	02/19/16	41,491
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,500,000	2.458	02/23/16	102,397
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,500,000	2.458	02/23/16	54,558

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Schedule of Investments (continued)

March 31, 2015

Notional Amount	Exercise Rate			Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.650%
$5,800,000		2.650%		02/23/16	$27,058
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.666%
5,800,000		2.666		02/23/16	26,265
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.750%
2,600,000		2.750		02/19/16	33,963
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.953%
2,700,000		2.953		02/19/16	24,135
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.975%
2,700,000		2.975		02/19/16	23,106
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.000%
2,700,000		3.000		02/19/16	22,008
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.973%
5,300,000		2.973		02/22/16	45,920
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.140%
3,100,000		2.140		02/23/16	70,132
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.140%
3,100,000		2.140		02/23/16	34,753
Morgan Stanley Capital Services, Inc. Put – OTC – 5 year Interest Rate Swap Strike Price 2.040%
7,100,000		2.040		02/24/16	139,982
Morgan Stanley Capital Services, Inc. Call – OTC – 5 year Interest Rate Swap Strike Price 2.040%
7,100,000		2.040		02/24/16	93,322
Morgan Stanley Capital Services, Inc. Put – OTC – 7 year Interest Rate Swap Strike Price 2.308%
3,100,000		2.308		02/23/16	94,422
Morgan Stanley Capital Services, Inc. Call – OTC – 7 year Interest Rate Swap Strike Price 2.308%
3,100,000		2.308		02/23/16	48,561

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $2,149,817)					$1,934,579

Shares	Description	Value

Investment Company(g) – 9.5%
49,903,803	Goldman Sachs Financial Square Government Fund FST Shares
(Cost $49,903,803)			$49,903,803

TOTAL INVESTMENTS – 99.2%
(Cost $516,755,109)			$519,328,753

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%			4,028,179

NET ASSETS – 100.0%			$523,356,932

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $121,063,535, which represents approximately 23.1% of net assets as of March 31, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(d)	Guaranteed by a foreign government until maturity. Total market value of this security amounts to $26,816,348, which represents approximately 5.1% of net assets as of March 31, 2015.
(e)	Guaranteed by the United States Government until maturity. Total market value for this security amounts to $4,120,000, which represents approximately 0.8% of net assets as of March 31, 2015.
(f)	A portion of this security is segregated as collateral for initial margin requirements on futures transactions.
(g)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
CLO	—Collateralized Loan Obligation
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $4,019,063)	3.000%	TBA-30yr	04/14/15	$(4,000,000)	$(4,090,000)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Ultra Long U.S. Treasury Bonds	(2)	June 2015	$(339,750)	$(8,562)
2 Year U.S. Treasury Notes	37	June 2015	8,108,781	20,276
5 Year U.S. Treasury Notes	(328)	June 2015	(39,429,188)	(300,705)
10 Year U.S. Treasury Notes	394	June 2015	50,789,063	457,244
TOTAL				$168,253

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(b)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$11,200	06/17/17	3 month LIBOR	1.250%	$(18,647)	$(50,306)
16,400	06/17/20	3 month LIBOR	2.250	(279,017)	(218,579)
26,600	06/17/22	3 month LIBOR	2.500	(708,818)	(413,545)
3,000	06/17/25	3 month LIBOR	2.750	(122,260)	(61,788)
11,700	06/17/30	3 month LIBOR	2.250	349,019	(313,088)

TOTAL				$(779,723)	$(1,057,306)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Obligations – 99.3%
United States Treasury Inflation Protected Securities
$16,105,572	0.125%	04/15/17	$16,392,412
17,796,592	0.125	04/15/18	18,155,371
31,123,248	0.125	04/15/19	31,740,733
7,432,560	0.375	07/15/23	7,633,462
9,817,346	0.625	01/15/24	10,245,284
2,002,056	2.000 (a)	01/15/26	2,375,259
12,517,956	2.375	01/15/27	15,469,440
3,592,710	2.500	01/15/29	4,598,094
11,571,408	2.125	02/15/40	15,476,758
1,448,216	0.750	02/15/42	1,468,129
3,359,816	1.375	02/15/44	3,958,300
595,572	0.750	02/15/45	607,483
United States Treasury Note
600,000	1.750	03/31/22	601,362

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $124,813,941)			$128,722,087

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $124,813,941)			$128,722,087

Short-term Investment(b) – 0.3%
Repurchase Agreement – 0.3%
Joint Repurchase Agreement Account II
$400,000	0.141%	04/01/15	$400,000
(Cost $400,000)

TOTAL INVESTMENTS – 99.6%
(Cost $125,213,941)			$129,122,087

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			565,761

NET ASSETS – 100.0%			$129,687,848

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 89.

Investment Abbreviation:
LIBOR	—London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(13)	June 2016	$(3,216,525)	$(2,305)
Eurodollars	(14)	September 2016	(3,457,125)	(5,020)
Eurodollars	(14)	December 2016	(3,450,825)	(5,107)
Eurodollars	(14)	March 2017	(3,445,750)	(5,370)
Eurodollars	(14)	June 2017	(3,440,850)	(22,762)
Eurodollars	(15)	September 2017	(3,682,125)	(19,909)
Ultra Long U.S. Treasury Bonds	(59)	June 2015	(10,022,625)	(69,294)
2 Year U.S. Treasury Notes	(10)	June 2015	(2,191,563)	(5,529)
5 Year U.S. Treasury Notes	(48)	June 2015	(5,770,125)	(53,697)
10 Year U.S. Treasury Notes	196	June 2015	25,265,625	194,898
20 Year U.S. Treasury Bonds	22	June 2015	3,605,250	44,559
TOTAL				$50,464

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

		Rates Exchanged		Market Value
Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$2,000	06/17/20	3 month LIBOR	2.250%	$(32,496)	$(28,186)
4,100	06/17/22	3 month LIBOR	2.500	(113,161)	(59,835)

TOTAL				$(145,657)	$(88,021)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – 20.5%
Banks(a) – 16.0%
Commonwealth Bank of Australia(b)
$400,000	0.770%	09/20/16	$401,487
Royal Bank of Canada
400,000	0.724	09/09/16	401,409
Svenska Handelsbanken AB
400,000	0.735	09/23/16	401,726
The Toronto-Dominion Bank
400,000	0.724	09/09/16	401,523

			1,606,145

Health Care – 4.5%
McLaren Health Care Corp.
200,000	1.040	05/15/16	200,018
Providence Health & Services Obligated Group(a)
250,000	0.905	10/01/15	250,303

			450,321

TOTAL CORPORATE OBLIGATIONS
(Cost $2,055,512)			$2,056,466

Municipal Debt Obligations – 62.3%
California – 13.2%
California State GO Bonds (Various Purposes) Series 2009
$245,000	5.450%	04/01/15	$245,000
California Statewide Communities Development Authority (Sifma-Kaiser Permanente) Series 2012 B(a)
350,000	0.970	04/01/52	350,462
Orange County CA Pension Obligation RB (Refunding-Pension- Taxable) Series 2015 A
350,000	0.580	11/02/15	349,860
University of California RB (Floating Rate Notes) Series 2011 Y-2(a)
175,000	0.672	07/01/41	175,000
University of California RB (Taxable Floating Rate Notes) Series 2011 Y-1(a)
200,000	0.672	07/01/41	199,998

			1,320,320

Colorado – 9.3%
Colorado State Housing & Finance Authority Unemployment Compensation RB Taxable Series 2012 B
475,000	1.162	05/15/15	475,484
University of Colorado Enterprise RB Build America Bonds Taxable Subseries 2010 A-2
350,000	2.245	06/01/15	350,970
University of Colorado Enterprise RB Build America Subseries 2010 A-2
105,000	2.672	06/01/16	106,970

			933,424

Florida(a)(b) – 3.8%
Puttable Floating Option Taxable Notes RB Series 2014 TNP-1011
385,000	0.400	12/01/25	385,000

Municipal Debt Obligations – (continued)
Indiana – 1.5%
Purdue University RB Build America Bonds Series 2010
$150,000	2.710%	07/01/15	$150,588

Massachusetts(a) – 0.5%
Commonwealth of Massachusetts State GO Bonds Refunding (Sifma Index) Series 2013 A
50,000	0.310	02/01/16	50,047

Michigan – 4.0%
University of Michigan RB Build America Bonds Series 2010
400,000	1.754	04/01/15	400,000

New Jersey – 0.6%
New Jersey State Turnpike Authority RB Unrefunded Balance Taxable Series 2003 B
60,000	4.252	01/01/16	61,420

New York – 14.1%
New York City GO Taxable Series 2005 O
300,000	4.650	06/01/15	302,151
New York City Transitional Finance Authority RB Build America Bonds Series 2010
350,000	3.062	05/01/15	350,752
New York State Local Government Assistance Corp. RB Refunding Sub-Lien (AGM) Series 2003 A-10 V(a)
225,000	0.120	04/01/17	219,087
New York State Metropolitan Transportation Authority RB Refunding Subseries 2002 G-1B(a)
300,000	0.615	11/01/15	300,405
Puttable Floating Option Taxable Notes RB Series 2013 TNP-1006(a)(b)
245,000	0.400	09/15/15	245,000

			1,417,395

Pennsylvania – 4.7%
Commonwealth of Pennsylvania Financing Authority Build America RB Series 2009
320,000	4.180	06/01/15	322,093
Pennsylvania Turnpike Commission RB Series 2013 B(a)
150,000	0.420	12/01/15	150,049

			472,142

South Carolina(a) – 4.0%
South Carolina State Public Service Authority RB (Taxable LIBOR Index Bonds) Series 2013 D
400,000	1.272	06/01/16	400,196

Texas – 2.5%
San Antonio TX Water Revenue RB Build America Bonds Series 2010
250,000	2.233	05/15/15	250,575

Washington – 2.1%
Energy Northwest Washington Electric RB (Taxable-Columbia Generating) Series 2012 E
190,000	1.063	07/01/15	190,289
Energy Northwest Washington Electric RB (Taxable-Refunding Project) Series 2012 C
15,000	1.264	07/01/15	15,031

			205,320

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Principal Amount	Interest Rate	Maturity Date	Value

Municipal Debt Obligations – (continued)
Wisconsin – 2.0%
Dane County GO Build America Bonds for Promisory Notes Series 2010 F
$200,000	1.650%	06/01/15	$200,340

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $6,248,858)			$6,246,767

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $8,304,370)			$8,303,233

Short-term Investments – 20.8%
Certificate of Deposit – 4.0%
Agricultural Bank China
$400,000	0.760%	04/02/15	$400,000

Repurchase Agreements – 16.8%
Citigroup Global Markets, Inc.
490,000	1.170	06/26/15	490,000
Maturity Value: $491,497
Settlement Date: 03/23/15
Collateralized by various mortgage-backed obligations, 0.321% to 6.400%, due 12/15/33 to 12/19/51. The aggregate market value of the collateral, including accrued interest, was $588,001.
Joint Repurchase Agreement Account II(c)
1,200,000	0.141	04/01/15	1,200,000

			1,690,000

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,090,000)			$2,090,000

TOTAL INVESTMENTS – 103.6%
(Cost $10,394,370)			$10,393,233

LIABILITIES IN EXCESS OF OTHER ASSETS – (3.6)%			(359,384)

NET ASSETS – 100.0%			$10,033,849

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,031,487, which represents approximately 10.3% of net assets as of March 31, 2015.
(c)	Joint repurchase agreement was entered into on March 31, 2015. Additional information appears on page 89.

Investment Abbreviations:
AGM	—Assured Guaranteed Municipal Corp
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
RB	—Revenue Bond

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – 36.7%
Collateralized Mortgage Obligations – 11.4%
Inverse Floaters(a) – 0.0%
FNMA REMIC Series 1990-134, Class SC
$12,505	21.339%	11/25/20	$17,160

IOette(b) – 0.0%
FHLMC REMIC Series 1161, Class U
254	1,172.807	11/15/21	5,996

Regular Floater(a) – 6.2%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(c)
6,012,869	0.728	02/25/48	5,996,770
FNMA REMIC Series 1988-12, Class B
22,247	0.000	02/25/18	22,001
FNMA REMIC Series 2007-33, Class HF
872,513	0.524	04/25/37	876,821
NCUA Guaranteed Notes Series 2010-A1, Class A
2,666,607	0.526	12/07/20	2,671,137
NCUA Guaranteed Notes Series 2010-R2, Class 1A
5,519,352	0.548	11/06/17	5,530,347
NCUA Guaranteed Notes Series 2011-R1, Class 1A
4,611,395	0.624	01/08/20	4,634,092
NCUA Guaranteed Notes Series 2011-R2, Class 1A
15,606,103	0.575	02/06/20	15,656,701
NCUA Guaranteed Notes Series 2011-R3, Class 1A
14,686,743	0.578	03/11/20	14,734,360
NCUA Guaranteed Notes Series 2011-R4, Class 1A
18,681,943	0.558	03/06/20	18,716,972
NCUA Guaranteed Notes Series 2011-R5, Class 1A
9,433,842	0.554	04/06/20	9,439,738
NCUA Guaranteed Notes Series 2011-R6, Class 1A
2,845,121	0.555	05/07/20	2,845,676

			81,124,615

Sequential Fixed Rate – 4.8%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 2A(c)
7,357,027	3.250	04/25/38	7,576,796
FHLMC REMIC Series 108, Class G
68,752	8.500	12/15/20	73,478
FHLMC REMIC Series 1980, Class Z
577,670	7.000	07/15/27	662,902
FHLMC REMIC Series 2019, Class Z
561,269	6.500	12/15/27	631,140
FHLMC REMIC Series 2755, Class ZA
1,231,010	5.000	02/15/34	1,362,838
FHLMC REMIC Series 3530, Class DB
9,430,719	4.000	05/15/24	10,072,176
FHLMC REMIC Series 4273, Class PD
2,566,392	6.500	11/15/43	2,986,588
FNMA REMIC Series 1989-66, Class J
121,103	7.000	09/25/19	129,562
FNMA REMIC Series 1990-16, Class E
107,078	9.000	03/25/20	121,543
FNMA REMIC Series 2005-65, Class WL
760,735	5.500	07/25/34	767,809

Mortgage-Backed Obligations – (continued)
Sequential Fixed Rate – (continued)
FNMA REMIC Series 2012-111, Class B
$1,249,362	7.000%	10/25/42	$1,447,869
FNMA REMIC Series 2012-153, Class B
3,883,148	7.000	07/25/42	4,497,557
NCUA Guaranteed Notes Series 2010-C1, Class A2
20,000,000	2.900	10/29/20	20,585,134
NCUA Guaranteed Notes Series 2010-R1, Class 2A
276,651	1.840	10/07/20	277,354
NCUA Guaranteed Notes Series A4
11,000,000	3.000	06/12/19	11,656,536

			62,849,282

Sequential Floating Rate(a) – 0.4%
FHLMC REMIC Series 4273, Class PS
3,339,600	5.926	11/15/43	531,125
FNMA REMIC Series 1988-12, Class A
43,307	3.752	02/25/18	43,979
NCUA Guaranteed Notes Series 2010-R1, Class 1A
3,938,270	0.630	10/07/20	3,957,807

			4,532,911

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$148,529,964

Commercial Mortgage-Backed Securities – 6.3%
Sequential Fixed Rate – 6.3%
FHLMC Multifamily Structured Pass Through Certificates, Series KF02, Class A1(a)
28,450,688	0.554	07/25/20	28,489,002
FHLMC Multifamily Structured Pass Through Certificates, Series KF03, Class A(a)
11,844,440	0.514	01/25/21	11,838,364
FNMA ACES Series 2009-M2, Class A2
3,490,514	3.334	01/25/19	3,527,682
FNMA ACES Series 2014-M1, Class ASQ2(a)
32,500,000	2.323	11/25/18	33,384,192
FNMA ACES Series 2014-M5, Class FA(a)
5,358,195	0.483	01/25/17	5,361,064

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES			$82,600,304

Federal Agencies – 19.0%
Adjustable Rate FHLMC(a) – 0.3%
31,230	1.740	05/01/18	31,450
34,251	2.863	10/01/25	34,914
640,328	2.366	11/01/34	682,547
2,908,440	2.375	06/01/35	3,107,744
264,529	2.827	05/01/36	282,881
83,263	2.142	10/01/36	88,954
110,143	2.540	11/01/36	117,784

			4,346,274

Adjustable Rate FNMA(a) – 3.0%
37,512	2.559	02/01/18	37,864
44,209	2.044	06/01/18	45,165
57,426	5.864	05/01/20	60,587
29,154	3.113	01/01/23	29,688

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)
$143,939	3.119%	02/01/27	$147,810
1,348,295	2.452	08/01/29	1,368,723
37,750	2.255	07/01/32	39,686
51,183	2.380	07/01/32	54,574
92,011	1.924	01/01/33	96,542
1,889,278	2.425	05/01/33	2,011,442
381,600	2.625	08/01/33	407,768
1,399,746	4.609	08/01/33	1,518,943
1,251,363	2.442	02/01/34	1,338,356
482,383	2.195	05/01/34	515,848
771,761	2.268	05/01/34	819,945
717,126	2.345	06/01/34	766,989
553,323	2.156	10/01/34	586,334
493,889	2.191	10/01/34	524,084
1,373,166	2.131	02/01/35	1,446,924
154,019	2.161	02/01/35	164,019
337,594	2.275	03/01/35	357,941
979,584	2.345	03/01/35	1,041,411
1,506,717	1.881	04/01/35	1,576,081
2,690,734	1.954	04/01/35	2,845,018
730,085	2.345	04/01/35	776,535
583,831	2.014	05/01/35	613,484
330,994	2.052	05/01/35	349,260
2,735,194	2.348	08/01/35	2,925,376
739,881	2.224	10/01/35	791,326
1,742,989	2.330	03/01/36	1,863,909
527,448	2.321	04/01/36	557,091
1,621,992	2.549	04/01/36	1,734,518
2,316,943	2.400	06/01/36	2,477,681
1,419,382	2.534	06/01/36	1,509,346
1,826,282	2.471	07/01/36	1,937,984
3,283,741	2.325	09/01/36	3,507,492
268,945	2.508	11/01/36	287,603
170,499	2.542	11/01/36	182,327
2,040,297	2.350	07/01/37	2,181,842
91,977	2.445	12/01/46	98,358

			39,595,874

Adjustable Rate GNMA(a) – 0.5%
399,611	1.625	05/20/34	414,314
747,600	1.625	07/20/34	774,935
478,665	1.625	08/20/34	496,181
3,609,953	1.625	09/20/34	3,742,141
467,532	1.625	10/20/34	484,603
658,118	1.625	12/20/34	680,976

			6,593,150

FHLMC – 0.4%
1,204	8.500	10/01/15	1,207
6,460	8.000	12/01/15	6,519
2,290	7.000	03/01/16	2,310
691,260	5.500	01/01/20	739,519
218,283	7.000	04/01/22	239,356
3,688	4.500	05/01/23	3,959
13,841	7.500	01/01/31	14,452

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$5,413	6.000%	06/01/36	$6,204
3,580,013	7.000	02/01/39	4,184,730

			5,198,256

FNMA – 14.2%
5,375	8.500	10/01/15	5,403
871	8.500	12/01/15	878
1,861	5.500	01/01/18	1,953
7,174,370	2.800	03/01/18	7,451,305
59,495,396	3.743	06/01/18	63,421,830
106,005	5.500	07/01/18	111,829
78,056	5.500	08/01/18	82,172
158,051	5.500	09/01/18	166,965
15,800,000	2.960	11/01/18	16,529,965
22,130	5.500	12/01/18	23,473
11,954	5.500	01/01/19	12,693
15,495	5.500	03/01/19	16,469
1,564	5.500	08/01/19	1,644
6,981	5.000	09/01/19	7,417
25,384	7.000	11/01/19	26,940
40,659,857	4.317	07/01/21	45,188,857
189,118	5.000	07/01/23	210,076
2,117,650	5.500	09/01/23	2,314,730
522,626	5.500	10/01/23	571,522
4,648	7.000	12/01/24	5,374
104,218	5.000	06/01/25	115,750
1,461	7.000	08/01/27	1,733
1,516	7.000	10/01/28	1,690
1,475	7.000	01/01/29	1,734
1,301,555	4.500	09/01/29	1,419,745
400	7.000	11/01/29	404
1,028	7.000	04/01/31	1,195
9,297	7.000	05/01/32	10,928
7,819	7.000	06/01/32	8,495
3,227	7.000	08/01/32	3,544
30,027	6.000	03/01/33	34,644
3,531	5.000	04/01/33	3,943
7,926	6.000	04/01/33	9,144
1,971,341	6.500	04/01/33	2,305,031
6,631	6.000	11/01/33	7,651
860,870	5.000	12/01/33	961,257
1,770	7.000	04/01/34	2,072
26,379	6.000	01/01/35	30,415
3,350,157	6.000	04/01/35	3,865,225
76,868	6.000	06/01/35	87,764
252,656	6.000	09/01/35	288,470
543	6.000	11/01/35	623
31,739	6.000	01/01/36	36,238
11,269	6.000	02/01/36	12,974
95,961	6.000	05/01/36	110,233
5,343	6.000	06/01/36	6,088
1,902,629	6.000	07/01/36	2,167,855
744,546	6.000	08/01/36	850,386
787,035	6.000	09/01/36	897,944
956,510	4.500	11/01/36	1,045,109
2,002,285	6.000	04/01/37	2,280,544

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$1,468,727	6.000%	07/01/37	$1,673,094
2,448,458	6.000	08/01/37	2,789,150
2,481,155	6.000	09/01/37	2,826,398
252,924	7.500	10/01/37	284,759
354,315	6.000	11/01/37	406,475
141,889	6.000	12/01/37	161,632
77,347	6.000	02/01/38	88,197
94,909	6.000	04/01/38	108,115
166,578	6.000	05/01/38	189,787
11,447	6.000	06/01/38	13,042
10,724,337	6.000	10/01/38	12,219,310
197,442	6.000	11/01/38	224,917
731,799	6.000	12/01/38	833,761
106,440	6.000	01/01/39	121,726
326,412	4.500	02/01/39	355,850
128,428	6.000	02/01/39	146,331
2,184,897	7.000	03/01/39	2,529,907
326,579	4.500	04/01/39	356,032
13,590	4.500	08/01/39	15,091
425,119	6.000	09/01/39	484,272
145,647	6.000	10/01/39	165,950
12,181	6.000	12/01/39	13,876
688,663	6.000	06/01/40	784,487
710,748	6.000	07/01/40	809,646
73,687	6.000	09/01/40	83,954
108,501	6.000	10/01/40	123,599
44,035	4.500	05/01/41	48,114
1,048,632	6.000	05/01/41	1,194,545
1,199,800	4.500	08/01/41	1,314,672
303,076	4.500	10/01/41	331,149
135,081	5.000	02/01/42	150,680
996,328	3.000	12/01/42	1,026,027
927,947	3.000	01/01/43	956,179
224,870	3.000	04/01/43	231,370
96,249	3.000	05/01/43	98,497

			185,880,914

GNMA – 0.6%
288,519	5.500	07/15/20	307,005
6,070	6.500	01/15/32	6,948
11,532	6.500	02/15/32	13,203
12,747	6.500	08/15/34	15,080
21,882	6.500	05/15/35	25,050
6,539	6.500	06/15/35	7,503
12,943	6.500	07/15/35	14,833
3,405	6.500	08/15/35	3,899
11,839	6.500	09/15/35	13,560
8,016	6.500	10/15/35	9,179
36,265	6.500	11/15/35	41,537
41,040	6.500	12/15/35	47,025
62,682	6.500	01/15/36	72,317
51,757	6.500	02/15/36	59,329
55,758	6.500	03/15/36	63,998
130,234	6.500	04/15/36	150,049
205,091	6.500	05/15/36	237,527
181,717	6.500	06/15/36	210,352

Mortgage-Backed Obligations – (continued)
GNMA – (continued)
$759,600	6.500%	07/15/36	$886,233
791,938	6.500	08/15/36	923,786
1,201,836	6.500	09/15/36	1,400,418
482,053	6.500	10/15/36	566,044
638,171	6.500	11/15/36	749,923
256,021	6.500	12/15/36	296,096
100,485	6.500	01/15/37	116,436
42,120	6.500	02/15/37	48,963
25,726	6.500	03/15/37	30,038
89,517	6.500	04/15/37	104,168
58,535	6.500	05/15/37	72,366
30,754	6.500	08/15/37	35,795
200,758	6.500	09/15/37	234,101
211,381	6.500	10/15/37	261,314
108,354	6.500	11/15/37	125,469
6,056	6.500	02/15/38	6,933
42,710	6.500	05/15/38	49,747
4,712	6.500	08/15/38	5,394
118,351	6.000	11/15/38	135,986
56,446	6.500	11/15/38	65,711
23,420	6.500	01/15/39	27,344
33,489	6.500	02/15/39	39,090

			7,479,749

TOTAL FEDERAL AGENCIES			$249,094,217

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $472,935,888)			$480,224,485

Agency Debentures – 23.6%
FFCB
$3,200,000	1.460%	11/19/19	$3,156,099
16,000,000	3.500	12/20/23	17,765,584
FHLB
23,500,000	0.375	06/10/16	23,501,671
12,200,000	2.125	06/10/16	12,445,234
28,500,000	0.750	02/13/17	28,568,235
11,460,000	1.500	02/28/17	11,538,750
3,200,000	1.530	11/21/19	3,185,651
7,000,000	1.875	03/13/20	7,130,952
2,300,000	3.250	06/09/23	2,484,386
1,800,000	5.375	08/15/24	2,272,869
FHLMC
9,700,000	0.500	08/28/15	9,713,182
2,780,000	0.850	12/26/17	2,767,248
4,800,000	1.000	01/17/18	4,807,983
FNMA
7,900,000	0.500	05/27/15	7,904,811
8,000,000	0.500	07/02/15	8,007,008
16,500,000	0.500	10/22/15	16,517,705
73,200,000	2.375	04/11/16	74,697,035
39,500,000	0.750	03/14/17	39,577,321
5,200,000	6.250	05/15/29	7,461,423
16,080,000	7.125	01/15/30	24,981,930

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal Amount	Interest Rate	Maturity Date	Value
Agency Debentures – 23.6%
Small Business Administration
$25,483	7.200%	06/01/17	$26,580
77,734	6.300	05/01/18	81,306
53,470	6.300	06/01/18	55,721

TOTAL AGENCY DEBENTURES
(Cost $304,274,487)			$308,648,684

Government Guarantee Obligation(d) – 1.5%
Hashemite Kingdom of Jordan Government AID Bond
$19,300,000	2.503%	10/30/20	$19,879,000
(Cost $19,300,000)

U.S. Treasury Obligations – 34.9%
United States Treasury Bonds
$1,000,000	2.750%	11/15/42	$1,039,880
2,100,000	3.625	08/15/43	2,565,738
8,600,000	3.750 (e)	11/15/43	10,742,861
7,300,000	3.375 (e)	05/15/44	8,555,819
7,100,000	3.000 (e)	11/15/44	7,778,901
1,200,000	2.500	02/15/45	1,189,308
United States Treasury Inflation Protected Securities
4,530,078	0.500	04/15/15	4,539,999
9,742,340	0.125	04/15/16	9,842,783
1,816,501	1.125	01/15/21	1,951,031
11,050,211	0.125	01/15/22	11,158,945
2,209,680	0.375	07/15/23	2,269,408
8,855,647	0.625	01/15/24	9,241,664
706,608	2.000	01/15/26	838,327
1,353,956	1.375	02/15/44	1,595,136
2,977,860	0.750	02/15/45	3,037,417
United States Treasury Notes
154,000,000	0.375	10/31/16	153,787,480
14,400,000	0.625	12/31/16	14,433,408
47,900,000	1.000	05/31/18	47,951,733
16,800,000	1.500	01/31/19	17,017,056
3,700,000	1.625	04/30/19	3,760,273
22,500,000	1.750	09/30/19	22,930,199
15,000,000	1.500	10/31/19	15,115,499
10,700,000	1.500	11/30/19	10,780,356
9,700,000	1.625	12/31/19	9,821,735
6,600,000	1.250	01/31/20	6,564,360
12,900,000	1.375	02/29/20	12,901,935
8,500,000	1.375	03/31/20	8,499,660
8,200,000	2.000	10/31/21	8,366,952
9,900,000	1.500	01/31/22	9,768,627
6,100,000	1.750	03/31/22	6,113,847
31,700,000	2.250	11/15/24	32,582,210

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $448,894,928)			$456,742,547

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – 0.2%
Interest Rate Swaptions
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 1.957%
$6,300,000	1.957%	08/24/15	$111,815
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 1.957%
6,300,000	1.957	08/24/15	35,401
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.128%
3,200,000	2.128	02/22/16	71,165
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.128%
3,200,000	2.128	02/22/16	36,402
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.177%
3,200,000	2.177	02/22/16	76,010
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.177%
3,200,000	2.177	02/22/16	33,648
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.145%
6,500,000	2.145	02/22/16	147,995
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.145%
6,500,000	2.145	02/22/16	71,924
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
11,900,000	2.078	02/26/16	247,413
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
11,900,000	2.078	02/26/16	149,184
Deutsche Bank AG Put – OTC – 7 year Interest Rate Swap Strike Price 2.374%
3,500,000	2.374	02/17/16	116,396
Deutsche Bank AG Call – OTC – 7 year Interest Rate Swap Strike Price 2.374%
3,500,000	2.374	02/17/16	48,166
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.510%
2,800,000	2.510	02/18/16	122,762
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.510%
2,800,000	2.510	02/18/16	55,321
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,600,000	2.513	02/19/16	114,451
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,600,000	2.513	02/19/16	51,369
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.465%
2,100,000	2.465	02/22/16	86,816
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.465%
2,100,000	2.465	02/22/16	45,078

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)

March 31, 2015

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.458%
$3,200,000	2.458%	02/23/16	$131,068
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.458%
3,200,000	2.458	02/23/16	69,835
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.383%
4,100,000	2.383	02/26/16	151,757
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.383%
4,100,000	2.383	02/26/16	102,098
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.650%
6,300,000	2.650	02/23/16	29,390
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.666%
6,300,000	2.666	02/23/16	28,529
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.750%
3,200,000	2.750	02/19/16	41,800
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.953%
3,200,000	2.953	02/19/16	28,604
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.973%
6,500,000	2.973	02/22/16	56,317
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.975%
3,200,000	2.975	02/19/16	27,385
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.000%
3,300,000	3.000	02/19/16	26,899

TOTAL OPTIONS PURCHASED – 0.2%
(Cost $2,562,842)			$2,314,998

Shares	Description	Value

Investment Company(f) – 2.0%
25,980,969	Goldman Sachs Financial Square Government Fund FST Shares
(Cost $25,980,969)		$25,980,969

TOTAL INVESTMENTS – 98.9%
(Cost $1,273,949,114)		$1,293,790,683

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		13,960,045

NET ASSETS – 100.0%		$1,307,750,728

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(b)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $13,573,566, which represents approximately 1.0% of net assets as of March 31, 2015.
(d)	Guaranteed by the United States Government until maturity. Total market value for these securities amounts to $19,879,000, which represents approximately 1.5% of net assets as of March 31, 2015.
(e)	A portion of these securities are segregated as collateral for initial margin requirements on futures transactions.
(f)	Represents an Affiliated Fund.

Investment Abbreviations:
ACES	—Alternative Credit Enhancement Securities
FDIC	—Federal Deposit Insurance Corp.
FFCB	—Federal Farm Credit Bank
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
LIBOR	—London Interbank Offered Rate
NCUA	—National Credit Union Administration
OTC	—Over the Counter
REMIC	—Real Estate Mortgage Investment Conduit

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2015, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
FNMA (Proceeds Received: $4,342,031)	4.500%	TBA-30yr	05/13/15	$(4,000,000)	$(4,352,500)

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(295)	June 2017	$(72,503,625)	$(554,604)
Ultra Long U.S. Treasury Bonds	(242)	June 2015	(41,109,750)	(282,260)
2 Year U.S. Treasury Notes	3,716	June 2015	814,384,625	2,543,700
5 Year U.S. Treasury Notes	(722)	June 2015	(86,792,297)	(653,260)
10 Year U.S. Treasury Notes	(718)	June 2015	(92,554,688)	(834,669)
20 Year U.S. Treasury Bonds	(94)	June 2015	(15,404,250)	(145,357)
TOTAL				$73,550

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
$31,000		11/02/16	3 month LIBOR	1.780%	$(431,967)	$(329,957)
133,200	(b)	01/11/18	3 month LIBOR	1.876	400	(2,109,702)
99,100	(b)	06/17/20	3 month LIBOR	2.250	(1,694,527)	(1,312,286)
38,300	(b)	06/17/22	3 month LIBOR	2.500	(1,023,326)	(592,708)
33,900	(b)	06/17/25	3 month LIBOR	2.750	(1,404,836)	(674,902)
17,300	(b)	03/10/26	3.170%	3 month LIBOR	(1,254,103)	2,693,854
15,000	(b)	06/17/30	3 month LIBOR	2.250	448,443	(402,377)
1,500	(b)	06/19/45	3 month LIBOR	3.250	(174,395)	(102,472)
TOTAL					$(5,534,311)	$(2,830,550)

(b)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – 57.1%
Automotive – 4.6%
Chrysler Group LLC/CG Co-Issuer, Inc.(a)
$600,000	8.000%		06/15/19	$629,250
Ford Motor Credit Co. LLC
2,050,000	8.000		12/15/16	2,275,070
900,000	8.125		01/15/20	1,124,560
General Motors Financial Co., Inc.
3,500,000	4.750		08/15/17	3,705,625
Schaeffler Finance BV(b)
1,550,000	7.750		02/15/17	1,728,250
Schaeffler Holding Finance BV(a)(b)(c)
4,045,000	6.875		08/15/18	4,232,081

				13,694,836

Banks – 20.6%
ABN AMRO Bank NV(b)(d)
1,050,000	1.056		10/28/16	1,057,004
Australia & New Zealand Banking Group Ltd.
300,000	1.000	(b)	10/06/16	300,852
1,350,000	1.250		01/10/17	1,354,565
Banco de Bogota SA(b)
200,000	5.000		01/15/17	207,500
Banco del Estado de Chile(b)
170,000	2.000		11/09/17	169,682
Bank of America Corp.
275,000	3.625		03/17/16	281,734
5,375,000	6.000		09/01/17	5,918,935
2,600,000	1.650		03/26/18	2,607,321
925,000	2.650		04/01/19	941,716
Bank of Montreal(b)
600,000	2.850		06/09/15	602,653
BPCE SA(d)
1,075,000	1.506		04/25/16	1,084,670
Canadian Imperial Bank of Commerce(b)
300,000	2.600		07/02/15	301,551
Capital One Bank USA NA(a)
800,000	2.250		02/13/19	802,141
Citigroup, Inc.
1,375,000	6.125		11/21/17	1,530,309
1,500,000	1.800		02/05/18	1,500,687
450,000	6.125		05/15/18	506,876
1,325,000	2.500		07/29/19	1,339,889
Commonwealth Bank of Australia
525,000	1.900		09/18/17	530,608
2,100,000	1.625		03/12/18	2,109,766
Compass Bank(a)
775,000	2.750		09/29/19	783,187
Credit Agricole SA(b)(d)
525,000	1.121		10/03/16	528,113
Credit Suisse Group Funding Guernsey Ltd.(b)
1,425,000	2.750		03/26/20	1,435,210
Credit Suisse New York
1,500,000	0.751	(d)	05/26/17	1,499,586
725,000	1.750		01/29/18	725,729
HBOS PLC(b)
1,325,000	6.750		05/21/18	1,482,539

Corporate Obligations – (continued)
Banks – (continued)
ING Bank NV(b)
$350,000	1.375%		03/07/16	$351,740
1,525,000	1.800		03/16/18	1,534,444
Intesa Sanpaolo SpA
2,550,000	3.875		01/16/18	2,662,638
JPMorgan Chase & Co.
3,200,000	6.400		10/02/17	3,572,264
650,000	1.700	(a)	03/01/18	651,558
1,825,000	2.250	(a)	01/23/20	1,824,513
Lloyds Bank PLC
600,000	1.750		03/16/18	601,670
1,000,000	2.300		11/27/18	1,014,294
Macquarie Bank Ltd.(b)
700,000	1.600		10/27/17	699,675
Morgan Stanley, Inc.
4,100,000	5.950		12/28/17	4,546,416
775,000	2.650		01/27/20	786,384
MUFG Americas Holdings Corp.(a)
625,000	1.625		02/09/18	624,862
Nomura Holdings, Inc.
600,000	2.000		09/13/16	605,519
Regions Financial Corp.
355,000	5.750		06/15/15	358,149
Resona Preferred Global Securities Ltd.(a)(b)(d)
1,625,000	7.191		12/31/49	1,643,281
Royal Bank of Scotland PLC
275,000	4.375		03/16/16	283,730
1,625,000	6.400		10/21/19	1,875,358
Santander Holdings USA, Inc.(a)
1,675,000	3.450		08/27/18	1,741,005
Sumitomo Mitsui Banking Corp.
450,000	0.684	(d)	01/10/17	450,234
1,075,000	1.750		01/16/18	1,078,699
The Bank of Nova Scotia(b)
200,000	1.650		10/29/15	201,420
The Bank of Tokyo-Mitsubishi UFJ Ltd.(b)
1,100,000	1.700		03/05/18	1,101,279
Wells Fargo & Co.
2,200,000	5.625		12/11/17	2,443,224
600,000	2.150		01/30/20	602,029

				60,857,208

Chemicals – 1.0%
Eastman Chemical Co.(a)
1,250,000	2.700		01/15/20	1,267,893
Ecolab, Inc.
1,000,000	1.550		01/12/18	1,000,452
Incitec Pivot Ltd.(b)
375,000	4.000		12/07/15	382,030
Polymer Group, Inc.(a)
360,000	7.750		02/01/19	373,500

				3,023,875

Construction Machinery – 1.8%
Case New Holland, Inc.
1,300,000	7.875		12/01/17	1,439,750

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Construction Machinery – (continued)
Caterpillar Financial Services Corp.
$2,625,000	2.000%	03/05/20	$2,631,636
John Deere Capital Corp.
1,200,000	2.300	09/16/19	1,221,668

			5,293,054

Consumer Products – 0.9%
Avon Products, Inc.
450,000	2.375	03/15/16	450,000
Beam, Inc.
250,000	5.375	01/15/16	258,308
Kimberly-Clark Corp.
625,000	1.850	03/01/20	625,117
Sally Holdings LLC(a)
1,250,000	6.875	11/15/19	1,323,438

			2,656,863

Diversified Manufacturing – 0.1%
Pentair Finance SA
125,000	1.350	12/01/15	125,302

Electric – 0.8%
Commonwealth Edison Co.(a)
300,000	2.150	01/15/19	303,252
Electricite de France(b)(d)
975,000	0.717	01/20/17	976,111
Sempra Energy(a)
1,100,000	2.400	03/15/20	1,113,891

			2,393,254

Energy – 1.6%
Anadarko Petroleum Corp.
1,425,000	6.375	09/15/17	1,587,937
BP Capital Markets PLC
1,125,000	1.846	05/05/17	1,138,651
Canadian Natural Resources Ltd.(d)
450,000	0.648	03/30/16	449,361
Devon Energy Corp.(d)
450,000	0.811	12/15/16	444,792
Noble Holding International Ltd.
100,000	2.500	03/15/17	98,390
Petroleos de Venezuela SA
160,000	6.000	05/16/24	51,040
160,000	6.000	11/15/26	49,600
50,000	5.375	04/12/27	15,435
Transocean, Inc.
835,000	2.500	10/15/17	764,025

			4,599,231

Energy – Exploration & Production – 0.9%
Chesapeake Energy Corp.
1,225,000	7.250	12/15/18	1,316,875
Whiting Petroleum Corp.(a)
1,255,000	5.000	03/15/19	1,233,038

			2,549,913

Corporate Obligations – (continued)
Food & Beverage – 1.5%
Beam Suntory, Inc.
$800,000	1.750%	06/15/18	$798,675
ConAgra Foods, Inc.
350,000	1.300	01/25/16	350,918
Kraft Foods, Inc.
400,000	4.125	02/09/16	410,781
Pernod-Ricard SA(b)
525,000	2.950	01/15/17	539,847
Sysco Corp.
1,075,000	1.450	10/02/17	1,081,422
The J.M. Smucker Co.(b)
800,000	1.750	03/15/18	805,688
550,000	2.500	03/15/20	558,073

			4,545,404

Gaming – 0.1%
MGM Resorts International
325,000	8.625	02/01/19	371,313

Health Care Products – 0.8%
Becton Dickinson & Co.
1,100,000	2.675	12/15/19	1,124,414
Medtronic, Inc.(b)
1,100,000	1.500	03/15/18	1,104,982

			2,229,396

Health Care Services – 1.3%
CHS/Community Health Systems, Inc.(a)
800,000	5.125	08/15/18	825,000
1,100,000	8.000	11/15/19	1,168,750
Express Scripts Holding Co.
175,000	3.125	05/15/16	179,422
McKesson Corp.
175,000	1.400	03/15/18	174,329
650,000	2.284	03/15/19	656,345
Providence Health & Services Obligated Group(d)
525,000	1.055	10/01/16	527,300
UnitedHealth Group, Inc.
400,000	1.400	10/15/17	403,227

			3,934,373

Life Insurance – 0.1%
MetLife, Inc.
150,000	1.756	12/15/17	151,596

Media – Cable – 1.7%
CCO Holdings LLC/CCO Holdings Capital Corp.(a)
500,000	7.250	10/30/17	521,250
Comcast Corp.
600,000	5.700	05/15/18	675,925
COX Communications, Inc.
100,000	5.500	10/01/15	102,332
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
1,350,000	1.750	01/15/18	1,348,777
725,000	5.875	10/01/19	834,336
Time Warner Cable, Inc.
1,470,000	5.850	05/01/17	1,598,849

			5,081,469

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable – 0.5%
21st Century Fox America, Inc.
$550,000	6.900%		03/01/19	$648,165
NBCUniversal Media LLC
675,000	2.875		04/01/16	689,898

				1,338,063

Metals & Mining – 1.4%
Anglo American Capital PLC(b)(d)
700,000	1.203		04/15/16	699,636
BHP Billiton Finance USA Ltd.(d)
550,000	0.523		09/30/16	550,051
CITIC Ltd.
340,000	6.800		01/17/23	402,554
Freeport-McMoRan, Inc.
700,000	2.375		03/15/18	696,863
Glencore Finance Canada Ltd.(b)
1,750,000	2.700		10/25/17	1,775,611

				4,124,715

Noncaptive – Financial – 1.2%
General Electric Capital Corp.
2,150,000	2.300		04/27/17	2,204,628
Navient LLC
1,150,000	8.450		06/15/18	1,283,687

				3,488,315

Pharmaceuticals – 3.9%
Actavis Funding SCS(a)
2,400,000	3.000		03/12/20	2,449,183
Eli Lilly & Co.
550,000	1.250		03/01/18	551,366
EMD Finance LLC(b)
1,625,000	1.700		03/19/18	1,633,702
Forest Laboratories, Inc.(b)
2,000,000	4.375		02/01/19	2,140,000
Mylan, Inc.(a)(b)
500,000	7.875		07/15/20	528,125
Perrigo Co. PLC
750,000	1.300		11/08/16	749,322
Roche Holdings, Inc.(b)(d)
2,350,000	0.363		09/29/17	2,349,763
Valeant Pharmaceuticals International, Inc.(a)(b)
1,100,000	6.750		08/15/18	1,159,125

				11,560,586

Pipelines – 2.9%
El Paso Natural Gas Co. LLC
325,000	5.950		04/15/17	349,509
El Paso Pipeline Partners Operating Co. LLC
550,000	4.100		11/15/15	559,690
Enterprise Products Operating LLC(a)(d)
1,150,000	8.375		08/01/66	1,213,250
675,000	7.034		01/15/68	725,625
Kinder Morgan, Inc.
2,250,000	7.000		06/15/17	2,485,784
ONEOK Partners LP(a)
250,000	3.250		02/01/16	253,332

Corporate Obligations – (continued)
Pipelines – (continued)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.(a)
$1,150,000	8.375%		06/01/20	$1,250,625
Spectra Energy Partners LP(a)
350,000	2.950		06/15/16	357,707
TransCanada PipeLines Ltd.
570,000	1.875		01/12/18	571,409
950,000	6.350	(a)(d)	05/15/67	912,000

				8,678,931

Real Estate Investment Trust – 3.6%
ARC Properties Operating Partnership LP(a)
2,475,000	3.000		02/06/19	2,390,753
HCP, Inc.
500,000	3.750		02/01/16	511,353
600,000	3.750	(a)	02/01/19	631,330
Health Care REIT, Inc.(a)
1,225,000	4.125		04/01/19	1,310,570
Kilroy Realty LP
450,000	5.000		11/03/15	460,042
Realty Income Corp.(a)
125,000	2.000		01/31/18	125,891
Select Income REIT(a)
1,275,000	3.600		02/01/20	1,303,178
Senior Housing Properties Trust(a)
750,000	3.250		05/01/19	762,451
Ventas Realty LP/Ventas Capital Corp.
675,000	3.125		11/30/15	684,586
900,000	2.000	(a)	02/15/18	908,228
WEA Finance LLC/Westfield UK & Europe Finance PLC(b)
1,475,000	1.750		09/15/17	1,482,612

				10,570,994

Restaurants – 0.1%
Brinker International, Inc.
150,000	2.600		05/15/18	150,973

Retailers – Food & Drug – 0.7%
The Kroger Co.(d)
550,000	0.787		10/17/16	551,048
Walgreens Boots Alliance, Inc.(a)
1,550,000	2.700		11/18/19	1,584,311

				2,135,359

Technology – 0.7%
CDK Global, Inc.(a)(b)
525,000	3.300		10/15/19	528,846
Hewlett-Packard Co.
600,000	3.000		09/15/16	615,913
900,000	1.193	(d)	01/14/19	891,094

				2,035,853

Technology – Hardware – 0.0%
Tech Data Corp.
75,000	3.750		09/21/17	77,266

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Corporate Obligations – (continued)
	Transportation(b) – 0.4%
	Penske Truck Leasing Co. LP/PTL Finance Corp.
	$1,101,000	3.375%	03/15/18	$1,142,692

	Wireless Telecommunications – 1.2%
	America Movil SAB de CV
MXN	2,760,000	6.000	06/09/19	180,682
	American Tower Corp.
	$525,000	4.500	01/15/18	563,162
	Intelsat Jackson Holdings SA(a)
	600,000	7.250	04/01/19	622,500
	Sprint Communications, Inc.
	1,400,000	6.000	12/01/16	1,463,000
	175,000	8.375	08/15/17	190,313
	Ymobile Corp.(a)(b)
	600,000	8.250	04/01/18	625,500

				3,645,157

	Wirelines Telecommunications – 2.7%
	AT&T, Inc.
	725,000	2.400	08/15/16	737,229
	Frontier Communications Corp.
	1,325,000	8.250	04/15/17	1,464,125
	PAETEC Holding Corp.(a)
	500,000	9.875	12/01/18	527,500
	Telecom Italia Capital SA
	816,000	5.250	10/01/15	831,031
	Telefonica Emisiones SAU
	825,000	3.192	04/27/18	858,335
	Verizon Communications, Inc.
	1,975,000	6.350	04/01/19	2,295,769
	1,300,000	2.550	06/17/19	1,327,881

				8,041,870

	TOTAL CORPORATE OBLIGATIONS
	(Cost $168,621,997)			$168,497,861

	Mortgage-Backed Obligations – 7.2%
	Collateralized Mortgage Obligations – 3.8%
	Interest Only(e) – 0.5%
	FHLMC STRIPS Series 329, Class C1
	$876,207	4.000%	12/15/41	$152,261
	FNMA REMIC Series 2012-146, Class IO
	6,493,564	3.500	01/25/43	1,377,620

				1,529,881

	Inverse Floaters(d) – 0.1%
	GNMA REMIC Series 2010-1, Class SD
	56,390	5.614	01/20/40	9,079
	GNMA REMIC Series 2010-98, Class QS
	386,108	6.424	01/20/40	57,627
	GNMA REMIC Series 2011-17, Class SA
	444,699	5.924	09/20/40	66,983
	GNMA REMIC Series 2011-61, Class CS
	344,720	6.504	12/20/35	35,668
	GNMA REMIC Series 2011-79, Class AS
	218,117	5.934	07/20/37	11,808

	Mortgage-Backed Obligations – (continued)
	Inverse Floaters(d) – (continued)
	GNMA REMIC Series 2013-113, Class SD
	$295,078	6.526%	08/16/43	$54,426
	GNMA REMIC Series 2013-152, Class TS
	700,778	5.924	06/20/43	113,591

				349,182

	Sequential Fixed Rate – 0.4%
	FHLMC Multifamily Structured Pass-Through Certificates Series K030, Class A1
	278,053	2.779	09/25/22	290,121
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A1
	10,532	1.337	06/25/16	10,546
	FHLMC Multifamily Structured Pass-Through Certificates Series K501, Class A2
	200,000	1.655	11/25/16	202,291
	FHLMC Multifamily Structured Pass-Through Certificates Series K707, Class A2
	100,000	2.220	12/25/18	102,752
	FHLMC Multifamily Structured Pass-Through Certificates Series K710, Class A2
	100,000	1.883	05/25/19	101,387
	FNMA REMIC Series 2012-111, Class B
	81,925	7.000	10/25/42	94,942
	FNMA REMIC Series 2012-153, Class B
	241,189	7.000	07/25/42	279,351

				1,081,390

	Sequential Floating Rate(d) – 2.8%
	Aire Valley Mortgages PLC Series 2004-1X, Class 3A2
EUR	1,968,187	0.445	09/20/66	2,081,790
	Aire Valley Mortgages PLC Series 2007-1X, Class 2A2
	1,143,177	0.285	09/20/66	1,200,936
	Darrowby PLC Series 2012- 1, Class A
GBP	48,060	2.257	02/20/44	72,531
	FNMA REMIC Series 2007-33, Class HF
	52,228	0.524	04/25/37	52,486
	Granite Master Issuer PLC Series 2005-1, Class A6
GBP	15,829	0.745	12/20/54	23,404
	Granite Master Issuer PLC Series 2005-4, Class A6
	79,146	0.745	12/20/54	117,039
	Granite Master Issuer PLC Series 2006-1X, Class A6
EUR	1,946,991	0.189	12/20/54	2,089,221
	Granite Master Issuer PLC Series 2006-1X, Class A7
GBP	63,317	0.745	12/20/54	93,610
	Granite Master Issuer PLC Series 2006-2, Class A6
	47,488	0.725	12/20/54	70,200
	Granite Master Issuer PLC Series 2007-1, Class 2A1
	$110,804	0.316	12/20/54	110,277
	Granite Master Issuer PLC Series 2007-1, Class 5A1
GBP	63,317	0.725	12/20/54	93,589
	Granite Master Issuer PLC Series 2007-2, Class 2B1
	$500,000	0.417	12/17/54	492,093
	Granite Master Issuer PLC Series 2007-2, Class 4A2
GBP	80,096	0.726	12/17/54	118,367

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate	Maturity Date		Value
	Mortgage-Backed Obligations – (continued)
	Sequential Floating Rate(d) – (continued)
	Granite Mortgages PLC Series 2003-2, Class 1B
	$64,002	1.237%	07/20/43		$64,205
	Granite Mortgages PLC Series 2003-2, Class 3A
GBP	148,263	1.043	07/20/43		219,842
	Granite Mortgages PLC Series 2004-2, Class 3A
	225,916	0.886	06/20/44		334,359
	Granite Mortgages PLC Series 2004-3, Class 2A1
	$65,745	0.550	09/20/44		65,595
	Granite Mortgages PLC Series 2004-3, Class 3A2
GBP	181,415	0.946	09/20/44		268,777
	Leek Finance Number Eighteen PLC Series 2018X, Class A2C
EUR	46,331	0.339	09/21/38		51,986
	Leek Finance PLC Series 2017X, Class A2C
	30,578	0.359	12/21/37		34,679
	Leek Finance PLC Series 2018X, Class A2B
	$185,324	0.507	09/21/38		192,814
	Quadrivio Finance Series 2011-1, Class A1
EUR	190,025	0.585	07/25/60		204,358
	Springleaf Mortgage Loan Trust Series 2012-3A, Class A(b)
	$83,489	1.570	12/25/59		83,211
	Thrones PLC Series 2013-1, Class A
GBP	75,410	2.058	07/20/44		112,732

					8,248,101

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS				$11,208,554

	Federal Agencies – 3.4%
	FHLMC – 0.1%
	$303,391	7.000%	02/01/39		$354,638

	FNMA – 3.3%
	161,319	6.000	07/01/32		183,766
	17,365	6.000	11/01/34		20,023
	996,818	6.000	10/01/35		1,142,310
	7,533	6.000	11/01/35		8,654
	337,945	6.000	10/01/36		389,508
	6,188	6.000	02/01/37		7,048
	261,541	6.000	06/01/37		297,934
	652,422	6.000	08/01/37		743,204
	223,169	6.000	09/01/37		254,222
	273,653	6.000	12/01/37		311,731
	350,464	6.000	07/01/38		399,294
	1,079,142	6.000	11/01/38		1,229,431
	286,127	6.000	12/01/38		325,994
	182,075	7.000	03/01/39		210,826
	450,607	6.000	07/01/39		513,390
	141,707	6.000	09/01/39		161,424
	48,549	6.000	10/01/39		55,317
	832,319	6.000	06/01/40		948,288
	36,167	6.000	10/01/40		41,200
	51,860	6.000	05/01/41		59,076
	14,166	6.000	09/01/41		16,150
	21,960	3.000	12/01/42		22,602
	35,505	3.000	01/01/43		36,565

	Mortgage-Backed Obligations – (continued)
	FNMA – (continued)
	$1,000,000	4.500%	TBA-30yr	(f)	$1,090,937
	1,000,000	6.000	TBA-30yr	(f)	1,140,312

					9,609,206

	TOTAL FEDERAL AGENCIES				$9,963,844

	TOTAL MORTGAGE-BACKED OBLIGATIONS
	(Cost $21,763,801)				$21,172,398

	Agency Debenture – 0.5%
	FFCB
	$1,300,000	3.500%	12/20/23		$1,443,454
	(Cost $1,298,337)

	Asset-Backed Securities – 15.4%
	Auto – 1.5%
	Ally Auto Receivables Trust Series 2015-SN1, Class A3
	$1,000,000	1.210%	03/20/17		$999,914
	Ally Master Owner Trust Series 2012-5, Class A
	350,000	1.540	09/15/19		351,521
	Ally Master Owner Trust Series 2015-2, Class A2
	2,050,000	1.830	01/15/21		2,049,114
	Ford Credit Floorplan Master Owner Trust Series 2013-1, Class A2(d)
	900,000	0.555	01/15/18		900,971

					4,301,520

	Collateralized Loan Obligations – 7.1%
	Aberdeen Loan Funding Ltd. Series 2008-1A, Class A(b)(d)
	406,207	0.905	11/01/18		403,857
	ACIS CLO Ltd. Series 2013-1A, Class ACOM(b)(d)
	600,000	1.484	04/18/24		580,980
	ACIS CLO Ltd. Series 2013-2A, Class A(b)(d)
	100,000	0.730	10/14/22		98,229
	ACIS CLO Ltd. Series 2013-2A, Class ACOM(b)(d)
	800,000	1.146	10/14/22		784,880
	B&M CLO Ltd. Series 2014-1A, Class A1(b)(d)
	600,000	1.629	04/16/26		594,154
	B&M CLO Ltd. Series 2014-1A, Class A2(b)(d)
	100,000	2.179	04/16/26		98,176
	Black Diamond CLO Ltd. Series 2006-1A, Class AD(b)(d)
	457,786	0.503	04/29/19		449,717
	Brentwood CLO Corp. Series 2006-1A, Class A1A(b)(d)
	604,429	0.525	02/01/22		599,054
	Brentwood CLO Corp. Series 2006-1A, Class A1B(b)(d)
	284,437	0.525	02/01/22		281,908
	Crown Point CLO Ltd. Series 2012-1A, Class A1LA(b)(d)
	97,821	1.011	11/21/22		96,306
	Crown Point CLO Ltd. Series 2013-2A, Class ACOM(b)(d)
	1,200,000	1.333	12/14/23		1,175,254
	Goldentree Loan Opportunities III Ltd. Series 2007-3A, Class A1BJ(b)(d)
	2,300,000	0.535	05/01/22		2,232,852

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount		Interest Rate	Maturity Date	Value
	Asset-Backed Securities – (continued)
	Collateralized Loan Obligations – (continued)
	Grayson CLO Ltd. Series 2006-1A, Class A1A(b)(d)
	$174,544	0.500%	11/01/21	$172,080
	ICG US CLO Ltd. Series 2014-1A, Class ACOM(b)(d)
	1,100,000	1.527	04/20/26	1,072,170
	Jasper CLO Ltd. Series 2005-1A, Class A(b)(d)
	24,633	0.525	08/01/17	24,592
	KKR Financial CLO Ltd. Series 2007-1A, Class A(b)(d)
	1,555,622	0.607	05/15/21	1,547,143
	KKR Financial CLO Ltd. Series 2013-1A, Class A1(b)(d)
	2,750,000	1.403	07/15/25	2,702,499
	Magnetite VIII Ltd. Series 2014-8A, Class A(b)(d)
	950,000	1.733	04/15/26	950,056
	Magnetite VIII Ltd. Series 2014-8A, Class B(b)(d)
	200,000	2.253	04/15/26	199,626
	OCP CLO Ltd. Series 2012-2A, Class ACOM(b)(d)
	300,000	1.502	11/22/23	295,620
	OCP CLO Ltd. Series 2014-5A, Class ACOM(b)(d)
	1,150,000	1.378	04/26/26	1,118,260
	OFSI Fund V Ltd. Series 2013-5A, Class ACOM(b)
	300,000	1.592	04/17/25	293,280
	OFSI Fund VI Ltd. Series 2014-6A, Class ACOM(b)(d)
	1,050,000	1.440	03/20/25	1,021,125
	Red River CLO Ltd. Series 1A, Class A(b)(d)
	221,139	0.525	07/27/18	220,032
	Shackleton CLO Ltd. Series 2014-5A, Class A(b)(d)
	1,300,000	1.756	05/07/26	1,298,172
	Shackleton CLO Ltd. Series 2014-5A, Class B1(b)(d)
	300,000	2.256	05/07/26	297,839
	Westchester CLO Ltd. Series 2007-1X, Class A1A(d)
	186,290	0.480	08/01/22	183,760
	Whitehorse VIII Ltd. Series 2014-1A, Class A(b)(d)
	1,250,000	1.755	05/01/26	1,245,030
	Whitehorse VIII Ltd. Series 2014-1A, Class B(b)(d)
	250,000	2.306	05/01/26	244,729
	Zais CLO 1 Ltd. Series 2014-1A, Class ACOM(b)(d)
	800,000	1.731	04/15/26	796,800

				21,078,180

	Credit Card – 2.4%
	Bank of America Credit Card Trust Series 2014-A1, Class A(d)
	2,050,000	0.555	06/15/21	2,049,689
	Capital One Multi-Asset Execution Trust Series 2015-A1, Class A
	2,800,000	1.390	01/15/21	2,799,236
	Chase Issuance Trust Series 2015-A2, Class A
	2,300,000	1.590	02/18/20	2,313,924

				7,162,849

	Home Equity(b)(d) – 0.1%
	Springleaf Mortgage Loan Trust Series 2013-2A, Class A
	406,179	1.780	12/25/65	402,772

	Student Loan(d) – 4.3%
	Access to Loans for Learning Student Loan Corp. Series 2013-I, Class A
	884,156	0.974	02/25/41	889,406
	Educational Services of America, Inc. Series 2012-1, Class A1(b)
	124,236	1.324	09/25/40	126,565

	Asset-Backed Securities – (continued)
	Student Loan(d) – (continued)
	Educational Services of America, Inc. Series 2014-1, Class A(b)
	$1,637,154	0.874%	02/25/39	$1,640,536
	EFS Volunteer No 3 LLC Series 2012-1, Class A2(b)
	500,000	1.171	02/25/25	505,456
	Kentucky Higher Education Student Loan Corp. Series 2015-1, Class A1
	3,800,000	0.922	12/01/31	3,807,524
	Montana Higher Education Student Assistance Corp. Series 2012-1, Class A2
	2,455,517	1.176	05/20/30	2,482,041
	Nelnet Student Loan Trust Series 2008-3, Class A4
	1,300,000	1.912	11/25/24	1,345,936
	Northstar Education Finance, Inc. Series 2012-1, Class A(b)
	244,530	0.874	12/26/31	244,740
	Pennsylvania Higher Education Assistance Agency Series 12-1A, Class A1(b)
	122,281	0.724	05/25/27	122,940
	SLC Student Loan Trust Series 2006-1, Class A4
	96,787	0.351	12/15/21	96,576
	SLM Student Loan Trust Series 2003-12, Class A5(b)
	610,995	0.551	09/15/22	610,598
	SLM Student Loan Trust Series 2006-8, Class A4
	96,910	0.336	10/25/21	96,714
	SLM Student Loan Trust Series 2006-9, Class A4
	93,707	0.326	10/25/22	93,562
	SLM Student Loan Trust Series 2012-2, Class A
	166,820	0.874	01/25/29	167,816
	US Education Loan Trust LLC Series 2006-1, Class A2(b)
	293,539	0.392	03/01/25	293,331

				12,523,741

	TOTAL ASSET-BACKED SECURITIES
	(Cost $45,255,432)			$45,469,062

	Foreign Debt Obligations – 5.0%
	Sovereign – 5.0%
	Dominican Republic
	$200,000	7.500%	05/06/21	$223,500
	520,000	5.500 (b)	01/27/25	534,300
	Italy Buoni Poliennali Del Tesoro
EUR	220,000	1.150	05/15/17	241,319
	Kommunalbanken AS(b)
	$100,000	1.000	09/26/17	100,124
	Republic of Croatia
	200,000	5.500	04/04/23	212,000
	Republic of Indonesia
	600,000	6.875 (b)	01/17/18	676,800
	320,000	6.875	01/17/18	360,960
	Republic of Turkey
	170,000	7.000	09/26/16	183,388
	Republic of Venezuela
	60,000	6.000	12/09/20	20,550
	40,000	9.000	05/07/23	14,300
	330,000	8.250	10/13/24	113,850
	100,000	7.650	04/21/25	33,750

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Venezuela (continued)
	$10,000	11.750%		10/21/26	$4,025
	10,000	9.250		09/15/27	3,950
	140,000	9.250		05/07/28	50,050
	30,000	9.375		01/13/34	11,100
	30,000	7.000		03/31/38	10,200
	Spain Government Bond
EUR	180,000	2.100		04/30/17	201,460
	220,000	0.500	(b)	10/31/17	238,412
	100,000	4.500		01/31/18	120,479
	United Mexican States
MXN	24,386,380	0.000	(g)	04/01/15	1,595,654
	12,862,240	0.000	(g)	04/16/15	841,967
	14,739,250	0.000	(g)	05/07/15	963,291
	28,419,230	0.000	(g)	05/21/15	1,854,759
	5,923,940	0.000	(g)	05/28/15	385,947
	4,938,940	0.000	(g)	06/04/15	321,945
	25,059,880	0.000	(g)	06/11/15	1,632,399
	26,456,710	0.000	(g)	06/18/15	1,722,331
	5,967,750	0.000	(g)	06/25/15	388,293
	11,405,530	0.000	(g)	07/02/15	741,761
	11,519,590	0.000	(g)	10/01/15	742,271
	3,942,083	5.000		06/16/16	270,624

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $15,225,042)				$14,815,759

	Municipal Debt Obligations – 1.9%
	Kentucky – 0.5%
	Hardin County School District Finance Corp. RB Refunding Second Series 2005
	$1,475,000	4.000%		02/01/19	$1,475,000

	Michigan – 0.4%
	Michigan State Finance Authority Revenue Detroit School District of Series 2014 E
	1,000,000	2.850		08/20/15	1,004,110

	New Jersey – 0.4%
	New Jersey Economic Development Authority RB Series B(g)
	550,000	0.000		02/15/16	544,472
	New Jersey State Turnpike Authority RB Unrefunded Balance Taxable Series 2003 B
	715,000	4.252		01/01/16	731,917

					1,276,389

	Puerto Rico – 0.6%
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
	10,000	6.000		07/01/38	6,926
	15,000	6.000		07/01/44	10,200
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
	15,000	5.500		07/01/28	10,915
	20,000	5.750		07/01/37	13,701
	30,000	5.250		07/01/42	19,876
	15,000	6.000		07/01/47	10,163

	Municipal Debt Obligations – (continued)
	Puerto Rico – (continued)
	Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 D
	$30,000	5.000%		07/01/33	$20,103
	Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
	10,000	5.750		07/01/41	6,725
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
	35,000	5.500		07/01/32	23,887
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
	10,000	5.875		07/01/36	6,863
	10,000	6.000		07/01/39	6,875
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
	10,000	6.000		07/01/34	7,026
	Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
	10,000	5.500		07/01/26	7,004
	20,000	5.125		07/01/37	13,050
	65,000	5.500		07/01/39	43,550
	40,000	5.000		07/01/41	25,800
	Puerto Rico Commonwealth GO Bonds Series 2007 A
	20,000	5.250		07/01/37	13,200
	Puerto Rico Commonwealth GO Bonds Series 2014 A
	1,090,000	8.000		07/01/35	893,800
	Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2006 A
	10,000	5.250		07/01/27	6,964
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(g)
	10,000	0.000		08/01/35	1,501
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(g)
	10,000	0.000		08/01/37	1,244
	10,000	0.000		08/01/38	1,133
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB Series 2011 C
	5,000	5.250		08/01/40	3,525
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
	5,000	5.250		08/01/27	3,426
	120,000	0.000	(g)	08/01/32	83,057
	60,000	5.750		08/01/37	37,200
	5,000	6.375		08/01/39	3,200
	350,000	6.000		08/01/42	218,750
	Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
	25,000	0.000	(g)	08/01/33	13,415
	40,000	5.500		08/01/37	24,200
	45,000	5.375		08/01/39	26,887
	105,000	5.500		08/01/42	63,525

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
$20,000	5.375%		08/01/38	$11,950
5,000	6.000		08/01/39	3,138
190,000	5.250		08/01/41	112,575
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
5,000	5.000		08/01/43	2,900
20,000	5.250		08/01/43	11,850
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
90,000	5.500		08/01/28	61,212
50,000	6.125		08/01/29	34,255

				1,865,571

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $5,822,642)				$5,621,070

U.S. Treasury Obligations – 10.4%
United States Treasury Bonds
$609,000	3.625	%(h)	08/15/43	$744,064
1,900,000	3.625	(h)	02/15/44	2,324,251
3,700,000	3.000		11/15/44	4,053,794
2,800,000	2.500		02/15/45	2,775,052
United States Treasury Inflation Protected Securities
2,685,098	0.125		01/15/22	2,711,519
1,182,089	0.625		01/15/24	1,233,616
353,304	2.000		01/15/26	419,163
United States Treasury Notes
1,800,000	1.375		03/31/20	1,799,928
2,800,000	2.125		12/31/21	2,878,176
5,700,000	1.500		01/31/22	5,624,361
2,700,000	1.750		03/31/22	2,706,129
3,300,000	2.250		11/15/24	3,391,839

TOTAL U.S. TREASURY OBLIGATIONS (Cost $29,726,933)				$30,661,892

Notional Amount	Exercise Rate		Expiration Date	Value
Options Purchased – 0.4%
Interest Rate Swaptions
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 1.957%
$3,700,000	1.957%		08/24/15	$65,669
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 1.957%
3,700,000	1.957		08/24/15	20,791
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.128%
2,100,000	2.128		02/22/16	46,702

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.128%
$2,100,000	2.128%		02/22/16	$23,889
Citibank NA Put – OTC – 5 year Interest Rate Swap Strike Price 2.177%
2,100,000	2.177		02/22/16	49,882
Citibank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.177%
2,100,000	2.177		02/22/16	22,081
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.145%
3,700,000	2.145		02/22/16	84,243
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.145%
3,700,000	2.145		02/22/16	40,942
Deutsche Bank AG Put – OTC – 5 year Interest Rate Swap Strike Price 2.078%
8,300,000	2.078		02/26/16	172,565
Deutsche Bank AG Call – OTC – 5 year Interest Rate Swap Strike Price 2.078%
8,300,000	2.078		02/26/16	104,053
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,000,000	2.513		02/19/16	88,039
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.513%
2,000,000	2.513		02/19/16	39,515
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,100,000	2.458		02/23/16	86,013
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.458%
2,100,000	2.458		02/23/16	45,829
Deutsche Bank AG Put – OTC – 10 year Interest Rate Swap Strike Price 2.383%
2,900,000	2.383		02/26/16	107,341
Deutsche Bank AG Call – OTC – 10 year Interest Rate Swap Strike Price 2.383%
2,900,000	2.383		02/26/16	72,216
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.650%
3,700,000	2.650		02/23/16	17,261
JPMorgan Chase Bank NA Call – OTC – 5 year Interest Rate Swap Strike Price 2.666%
3,700,000	2.666		02/23/16	16,755
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.750%
2,000,000	2.750		02/19/16	26,125
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.975%
2,000,000	2.975		02/19/16	17,116
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 3.000%
2,000,000	3.000		02/19/16	16,302

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

Notional Amount	Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
JPMorgan Chase Bank NA Call – OTC – 10 year Interest Rate Swap Strike Price 2.973%
$3,800,000	2.973%	02/22/16	$32,924

TOTAL OPTIONS PURCHASED – 0.4%
(Cost $1,337,008)			$1,196,253

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $289,051,192)			$288,877,749

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investments – 1.8%
Certificates of Deposit – 1.8%
Apache Corp.
$1,500,000	0.639%	04/09/15	$1,499,790
Barclays Bank PLC
2,217,000	1.020	03/11/16	2,217,000
Carnival Corp.
1,500,000	0.497	04/02/15	1,499,980

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,216,770)			$5,216,770

TOTAL INVESTMENTS – 99.7%
(Cost $294,267,962)			$294,094,519

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			947,981

NET ASSETS – 100.0%			$295,042,500

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $62,483,822, which represents approximately 21.2% of net assets as of March 31, 2015.
(c)	Pay-in-kind securities.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on March 31, 2015.
(e)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $2,231,249 which represents approximately 0.8% of net assets as of March 31, 2015.

(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(h)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CLP	—Chilean Peso
CNH	—Chinese Yuan Renminbi Offshore
COP	—Colombian Peso
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
CLO	—Collateralized Loan Obligation
EURO	—Euro Offered Rate
FFCB	—Federal Farm Credit Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GO	—General Obligation
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
STIBOR	—Stockholm Interbank Offered Rate
STRIPS	—Separate Trading of Registered Interest and Principal of Securities

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	EUR/GBP	06/17/15	$280,035	$3,058
	EUR/USD	06/17/15	570,491	11,426
	GBP/EUR	06/17/15	428,407	3,846
	KRW/USD	04/02/15	290,811	4,811
	KRW/USD	04/20/15	283,900	5,760
	PLN/EUR	06/17/15	143,161	1,310
	USD/BRL	04/02/15	239,140	24,860
	USD/EUR	06/17/15	576,020	10,864
	USD/KRW	04/27/15	289,591	1,409
	USD/MXN	04/24/15	7,740,255	20,032
BNP Paribas SA	EUR/USD	06/17/15	294,933	3,063
	JPY/USD	06/17/15	293,731	2,731
	USD/BRL	04/02/15	82,835	3,165
	USD/EUR	06/17/15	288,475	2,771
	USD/KRW	04/27/15	394,076	792
Citibank NA (London)	EUR/GBP	06/17/15	140,135	873
	MXN/USD	06/17/15	292,550	6,550
	TRY/USD	06/17/15	217,932	410
	USD/AUD	06/17/15	283,617	825
	USD/CAD	06/17/15	560,650	5,350
	USD/EUR	04/28/15	169,713	2,197
	USD/EUR	06/17/15	521,838	5,462
	USD/MYR	04/30/15	145,980	1,020
	USD/TRY	06/17/15	285,774	226
Credit Suisse International (London)	CLP/USD	04/24/15	148,033	2,533
	INR/USD	04/27/15	146,247	247
	USD/COP	04/10/15	141,852	1,148
	USD/RUB	04/30/15	293,480	520
Deutsche Bank AG (London)	CAD/USD	06/17/15	140,389	1,389
	COP/USD	04/13/15	142,865	1,865
	HUF/EUR	06/17/15	380,935	6,993
	INR/USD	04/13/15	288,988	2,988
	INR/USD	04/20/15	176,527	2,299
	INR/USD	04/27/15	612,302	302
	MXN/USD	06/17/15	147,745	745
	NZD/USD	06/17/15	568,366	7,155
	PLN/EUR	06/17/15	284,169	3,305
	SGD/USD	06/17/15	283,984	1,984
	TRY/USD	06/17/15	283,331	3,331
	USD/BRL	04/02/15	114,760	2,240
	USD/COP	04/30/15	34,733	267
	USD/EUR	06/17/15	351,982	7,219
	USD/MXN	05/21/15	1,842,872	36,643
	USD/MXN	06/04/15	319,913	3,412
	USD/SGD	06/17/15	571,786	2,214
	USD/TRY	06/17/15	142,239	761
HSBC Bank PLC	BRL/USD	04/02/15	139,482	482
	EUR/GBP	06/17/15	559,803	7,459
	EUR/NOK	06/17/15	292,454	326

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
HSBC Bank PLC (continued)	EUR/SEK	06/17/15	$280,897	$4,883
	EUR/USD	06/17/15	292,134	4,133
	USD/BRL	04/02/15	102,257	10,612
JPMorgan Chase Bank NA	CAD/USD	06/17/15	293,179	1,179
	EUR/SEK	06/17/15	281,099	3,070
	MXN/USD	04/24/15	929,202	21,180
	MXN/USD	06/17/15	450,271	4,180
	USD/AUD	06/17/15	279,825	5,264
	USD/CAD	06/17/15	568,380	4,620
	USD/GBP	04/13/15	2,487,496	83,743
	USD/KRW	04/02/15	685,214	5,787
	USD/MYR	04/23/15	279,881	119
	USD/TWD	05/08/15	232,224	470
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	500,773	7,668
	EUR/USD	06/17/15	860,042	12,483
	INR/USD	04/20/15	176,527	2,272
	MXN/USD	06/17/15	452,397	6,054
	RUB/USD	04/13/15	149,725	11,776
	TRY/USD	06/17/15	274,870	3,017
	USD/BRL	04/02/15	280,768	6,232
Royal Bank of Canada	CAD/USD	06/17/15	435,784	2,784
	INR/USD	04/15/15	68,978	770
	MXN/USD	04/24/15	2,491,789	27,064
	USD/BRL	04/02/15	263,101	14,899
	USD/CAD	06/17/15	141,148	1,852
	USD/EUR	04/28/15	6,705,443	77,766
	USD/MXN	05/28/15	383,885	7,962
	USD/MXN	06/25/15	385,963	8,186
	USD/SEK	05/13/15	143,265	2,928
State Street Bank and Trust	CAD/USD	06/17/15	141,171	1,642
	MXN/USD	06/17/15	491,386	10,014
Westpac Banking Corp.	AUD/USD	06/17/15	293,475	439
	INR/USD	04/13/15	109,093	372
	JPY/USD	06/17/15	281,228	3,228
	USD/AUD	06/17/15	275,275	2,739
	USD/IDR	05/29/15	209,974	3,464
	USD/JPY	04/20/15	372,477	1,320
	USD/NZD	06/17/15	285,667	4,670
	USD/SGD	06/17/15	367,801	490
TOTAL				$591,969

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	BRL/USD	04/02/15	$121,444	$(10,556)
	EUR/USD	06/17/15	524,206	(2,989)
	GBP/USD	06/17/15	289,120	(3,982)
	MXN/USD	04/24/15	86,446	(832)
	USD/AUD	06/17/15	280,584	(879)
	USD/EUR	06/17/15	860,029	(11,035)

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC (continued)	USD/MYR	04/10/15	$278,413	$(413)
	USD/TWD	04/23/15	293,031	(2,031)
BNP Paribas SA	EUR/USD	06/17/15	1,146,364	(5,508)
	GBP/EUR	06/17/15	290,627	(7,819)
	JPY/USD	06/17/15	290,447	(1,553)
	KRW/USD	04/02/15	394,403	(796)
	USD/AUD	06/17/15	286,992	(796)
	USD/CAD	06/17/15	282,570	(2,570)
	USD/EUR	06/17/15	292,780	(1,274)
	USD/ZAR	06/17/15	21,200	(92)
Citibank NA (London)	AUD/USD	06/17/15	146,358	(598)
	CAD/USD	06/17/15	145,883	(1,117)
	GBP/USD	04/13/15	800,463	(28,432)
	TRY/USD	06/17/15	143,102	(2,898)
	USD/CAD	06/17/15	145,656	(656)
	USD/EUR	06/17/15	846,049	(9,643)
	USD/KRW	04/23/15	293,706	(2,706)
	USD/TWD	05/04/15	294,249	(249)
Credit Suisse International (London)	IDR/USD	05/29/15	75,999	(1,001)
	USD/COP	04/13/15	143,018	(18)
	USD/COP	04/24/15	93,144	(953)
	USD/EUR	06/17/15	289,551	(2,929)
	USD/JPY	06/17/15	435,504	(4,504)
Deutsche Bank AG (London)	BRL/USD	04/02/15	145,894	(106)
	EUR/PLN	06/17/15	295,373	(439)
	EUR/USD	06/17/15	288,475	(4,670)
	MXN/USD	04/24/15	389,944	(7,901)
	MXN/USD	06/17/15	290,414	(2,586)
	USD/BRL	04/02/15	142,695	(3,695)
	USD/EUR	06/17/15	567,262	(9,583)
	USD/JPY	06/17/15	571,920	(1,920)
	USD/KRW	04/20/15	152,726	(2,743)
	USD/MXN	06/18/15	2,411,005	(25,054)
	USD/MYR	04/24/15	292,197	(1,197)
	USD/MYR	05/05/15	294,090	(90)
	USD/THB	04/16/15	203,257	(3,057)
	USD/TRY	06/17/15	728,100	(4,100)
	USD/ZAR	06/17/15	578,574	(9,574)
	ZAR/USD	06/17/15	143,255	(2,745)
HSBC Bank PLC	JPY/USD	06/17/15	291,122	(878)
	SEK/EUR	06/17/15	280,940	(2,007)
	USD/BRL	04/02/15	53,863	(1,395)
	USD/CNH	06/17/15	1,309,806	(12,806)
	USD/JPY	06/17/15	293,032	(2,032)
	USD/MXN	06/11/15	922,526	(18,210)
	USD/PEN	04/13/15	143,955	(955)
	USD/TWD	05/08/15	347,552	(654)
	ZAR/USD	06/17/15	93,937	(2,432)
JPMorgan Chase Bank NA	AUD/USD	06/17/15	290,442	(3,242)
	BRL/USD	04/02/15	85,605	(395)
	EUR/NOK	06/17/15	296,061	(1,128)
	EUR/USD	06/17/15	575,873	(10,850)

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
JPMorgan Chase Bank NA (continued)	GBP/USD	04/13/15	$175,025	$(577)
	JPY/USD	06/17/15	291,376	(624)
	MXN/USD	04/24/15	1,528,363	(614)
	SEK/EUR	06/17/15	286,627	(4,293)
	TRY/USD	06/17/15	144,418	(1,582)
	USD/CAD	06/17/15	282,924	(924)
	USD/COP	04/13/15	24,743	(527)
	USD/JPY	06/17/15	1,275,855	(11,451)
	USD/MXN	07/02/15	737,162	(2,920)
Morgan Stanley & Co. International PLC	BRL/USD	04/02/15	298,786	(24,714)
	INR/USD	04/27/15	310,128	(21)
	MXN/USD	06/17/15	638,446	(6,138)
	RUB/USD	04/20/15	145,967	(33)
	USD/BRL	04/02/15	147,626	(626)
	USD/CNH	06/17/15	344,790	(5,009)
	USD/RUB	04/13/15	149,725	(6,725)
	USD/RUB	04/20/15	148,484	(9,484)
	USD/ZAR	06/17/15	144,324	(1,324)
	ZAR/USD	06/17/15	254,664	(6,272)
Royal Bank of Canada	BRL/USD	04/02/15	135,062	(7,938)
	CAD/USD	06/17/15	572,834	(5,166)
	EUR/USD	04/28/15	201,150	(3,732)
	USD/CAD	06/17/15	426,211	(1,211)
	USD/JPY	06/17/15	563,666	(6,666)
	USD/MXN	10/01/15	732,911	(2,507)
State Street Bank and Trust	JPY/USD	06/17/15	551,010	(6,990)
	NZD/USD	06/17/15	291,603	(801)
	USD/MXN	06/17/15	292,365	(1,365)
	USD/NZD	06/17/15	562,171	(9,654)
	ZAR/USD	06/17/15	247,777	(6,388)
Westpac Banking Corp.	AUD/USD	06/17/15	281,342	(10,049)
	JPY/USD	04/20/15	185,160	(1,321)
	MYR/USD	04/10/15	230,851	(1,840)
	NZD/USD	04/15/15	126,476	(920)
	USD/AUD	06/17/15	141,050	(1,137)
	USD/KRW	04/17/15	326,027	(4,412)
	USD/SGD	06/17/15	214,676	(812)
TOTAL				$(402,040)

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At March 31, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
French 10 Year Government Bonds	(9)	June 2015	$(1,510,135)	$(8,422)
Italian 10 Year Government Bonds	4	June 2015	604,635	(1,984)
Ultra Long U.S. Treasury Bonds	(51)	June 2015	(8,663,625)	(83,370)
10 Year German Euro-Bund	6	June 2015	1,024,240	10,152
2 Year U.S. Treasury Notes	249	June 2015	54,569,906	167,268
5 Year U.S. Treasury Notes	436	June 2015	52,411,969	406,962
10 Year U.S. Treasury Notes	(71)	June 2015	(9,152,344)	(127,864)
20 Year U.S. Treasury Bonds	(5)	June 2015	(819,375)	(672)
TOTAL				$362,070

SWAP CONTRACTS — At March 31, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
Counterparty	Notional Amount (000s)	Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
Barclays Bank PLC	KRW 126,360	05/10/23	3 month KWCDC	2.735%	$(6,796)
	141,900	05/20/23	3 month KWCDC	2.830	(8,569)
	141,900	05/20/23	3 month KWCDC	2.840	(8,669)
Deutsche Bank AG	141,880	05/15/23	3 month KWCDC	2.815	(8,438)
TOTAL					$(32,472)

*	There are no upfront payments on the swap contract(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
NOK	29,870	05/11/17	1.000%	3 month NIBOR	$(9,052)	$(4,182)
	$2,070	06/17/17	1.250	3 month LIBOR	3,713	9,031
	5,000	06/17/17	3 month LIBOR	1.250%	(8,355)	(22,428)
GBP	1,390	06/17/17	6 month BP	1.750	(95,925)	63,249
EUR	1,350	06/17/20	0.750	6 month EURO	34,797	495
	$7,200	06/17/20	3 month LIBOR	2.250	(120,826)	(97,631)
SEK	9,480	06/17/20	3 month STIBOR	0.500	(2,931)	299
	$9,000	06/17/22	3 month LIBOR	2.500	(240,695)	(139,051)
JPY	1,517,100	12/19/23	1.250	6 month JYOR	161,423	174,454
	$4,210	12/19/23	4.500	3 month LIBOR	372,474	12,908
CAD	1,230	12/18/24	2.500	6 month CDOR	(8,240)	10,747
AUD	3,850	12/18/24	6 month AUDOR	4.500	(235,564)	63,802
EUR	5,900	12/18/24	6 month EURO	1.500	(322,862)	118,363
NOK	9,910	12/18/24	6 month NIBOR	3.500	(77,086)	7,706
EUR	830	02/20/25	1.100	6 month EURO	8,330	2,082

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS SHORT DURATION INCOME FUND

Schedule of Investments (continued)

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

			Rates Exchanged		Market Value
Notional Amount (000s)(a)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
JPY	108,120	02/20/25	6 month JYOR	0.900%	$(2,634)	$1,491
EUR	3,280	02/27/25	1.150%	6 month EURO	31,986	17,542
JPY	317,300	06/17/25	0.750	6 month JYOR	24,563	13,436
GBP	630	06/17/25	1.500	6 month BP	(46,260)	27,499
	$4,440	06/17/25	3 month LIBOR	2.750	(184,298)	(88,093)
NZD	100	06/17/25	3.750	3 month NZDOR	(900)	842
AUD	1,030	06/17/25	6 month AUDOR	3.000	1,668	(21,737)
CAD	420	06/17/25	6 month CDOR	2.750	(27,255)	(199)
EUR	650	06/17/25	6 month EURO	1.500	(53,449)	(10,720)
	$4,900	03/10/26	3.170	3 month LIBOR	(355,209)	762,999
JPY	139,980	02/20/30	1.700	6 month JYOR	6,094	1,829
EUR	1,090	02/20/30	6 month EURO	1.500	(15,203)	(8,817)
	3,000	02/27/30	6 month EURO	1.350	(72,198)	(48,076)
	$8,800	06/17/30	3 month LIBOR	2.250	267,896	(240,871)
EUR	840	02/27/35	1.400	6 month EURO	31,966	23,552
JPY	269,300	02/03/45	1.750	6 month JYOR	(63,052)	34,144
	$700	02/03/45	3 month LIBOR	2.500	20,666	(6,052)
EUR	1,000	02/03/45	6 month EURO	1.500	(19,829)	(86,800)
JPY	162,780	06/17/45	1.500	6 month JYOR	21,026	23,330
	$850	06/17/45	3.250	3 month LIBOR	116,146	40,745
GBP	1,295	06/17/45	6 month BP	2.000	28,520	(34,189)
	TOTAL				$(830,555)	$601,699

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to March 31, 2015.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at March 31, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
CDX North America Investment Grade Index 21	$3,625	1.000%	12/20/18	0.483%	$66,113	$3,439
CDX North America High Yield Index 21	5,807	5.000	12/20/18	2.472	400,926	118,200
CDX North America High Yield Index 23	2,156	5.000	12/20/19	3.051	142,077	38,429
TOTAL					$609,116	$160,068

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Schedule of Investments

March 31, 2015

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2015, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 1, 2015, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Inflation Protected Securities	$400,000	$400,002	$408,933
Limited Maturity Obligations	1,200,000	1,200,005	1,226,798

REPURCHASE AGREEMENTS — At March 31, 2015, the Principal Amounts of certain Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Inflation Protected Securities	Limited Maturity Obligations
BNP Paribas Securities Co.	0.130%	$187,340	$562,018
Citigroup Global Markets, Inc.	0.150	120,864	362,593
Merrill Lynch & Co., Inc.	0.150	91,796	275,389
TOTAL		$400,000	$1,200,000

At March 31, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Home Loan Banks	0.250% to 2.350%	01/22/16 to 08/08/22
Federal Home Loan Mortgage Corp.	0.000 to 8.500	05/15/15 to 03/01/45
Federal National Mortgage Association	2.500 to 5.000	11/01/20 to 03/01/45
Government National Mortgage Association	3.000 to 6.000	07/15/27 to 03/20/45
U.S. Treasury Note	2.375	08/15/24

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities

March 31, 2015

Enhanced Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost $489,731,867, $497,191,372, $466,851,306, $124,813,941, $8,704,370, $1,247,968,145 and $294,267,962)	$490,555,487
Investments of affiliated issuers, at value (cost $226, $31, $49,903,803, $0, $0, $25,980,969 and $0)	226
Repurchase agreement, at value which equals cost	—
Cash	1,960,409
Foreign currencies, at value (cost $29,506 for Short Duration Income Fund)	—
Unrealized gain on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	—
Receivables:
Interest	1,535,751
Fund shares sold	649,732
Reimbursement from investment adviser	7,169
Investments sold	—
Collateral on certain derivative contracts(a)	—
Investments sold on an extended-settlement basis	—
Other assets	2,524
Total assets	494,711,298

Liabilities:
Unrealized loss on swap contracts	—
Unrealized loss on forward foreign currency exchange contracts	—
Variation margin on certain derivative contracts	111,440
Payables:
Fund shares redeemed	309,412
Management fees	104,654
Distribution and Service fees and Transfer Agent fees	27,551
Income distribution	8,929
Investments purchased	—
Collateral on certain derivative contracts	—
Forward sale contracts, at value (proceeds received $0, $0, $4,019,063, $0, $0, $4,342,031 and $0, respectively)	—
Investments purchased on an extended-settlement basis	—
Accrued expenses and other liabilities	154,444
Total liabilities	716,430

Net Assets:
Paid-in capital	512,495,050
Undistributed (distributions in excess of) net investment income (loss)	448,282
Accumulated net realized loss	(19,316,659)
Net unrealized gain (loss)	368,195
NET ASSETS	$493,994,868
Net Assets:
Class A	$35,555,520
Class C	—
Institutional	457,826,324
Administration	176,435
Service	—
Class IR	436,589
Class R	—
Total Net Assets	$493,994,868
Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	3,773,291
Class C	—
Institutional	48,634,436
Administration	18,683
Service	—
Class IR	46,407
Class R	—
Net asset value, offering and redemption price per share:(b)
Class A	$9.42
Class C	—
Institutional	9.41
Administration	9.44
Service	—
Class IR	9.41
Class R	—

(a)	Segregated for initial margin on swap transactions of $625,935, $1,891,729, $138,172, $5,114,423 and $1,595,075 for the Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds is $9.56, $15.61, $8.85, $10.79, $10.27 and $10.25, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$512,503,693	$469,424,950	$128,722,087	$8,703,233	$1,267,809,714	$294,094,519
31	49,903,803	—	—	25,980,969	—
—	—	400,000	1,690,000	—	—
2,583,656	3,225,364	37,346	235,521	8,721,357	1,463,727
—	—	—	—	—	27,371
—	—	—	—	—	591,969
17,499	59,685	33,483	—	39,207	87,123

1,531,709	546,186	184,173	37,768	4,424,777	2,073,898
571,496	3,234,439	680,682	—	2,113,633	5,656,966
66,108	37,922	48,533	—	—	31,712
5,353	165,285	—	—	35,073	820,617
625,935	1,891,729	138,172	—	5,114,423	1,595,075
32,506,975	4,019,063	—	—	8,679,414	—
2,546	2,879	766	—	5,558	1,277
550,415,001	532,511,305	130,245,242	10,666,522	1,322,924,125	306,444,254

—	—	—	—	—	32,472
—	—	—	—	—	402,040
37,744	95,460	10,184	—	364,810	110,764

1,011,445	3,206,121	328,134	—	3,195,260	4,943,530
205,662	131,002	32,694	1,534	486,049	96,665
91,748	21,009	27,086	85	133,412	11,422
116,410	10,709	—	—	78,224	1,010
31	269	—	506,666	162	2,315,358
—	1,460,000	—	—	1,980,000	1,100,000
—	4,090,000	—	—	4,352,500	—
88,678,672	—	—	—	4,349,375	2,221,836
221,761	139,803	159,296	124,388	233,605	166,657
90,363,473	9,154,373	557,394	632,673	15,173,397	11,401,754

456,697,056	551,850,296	146,199,686	10,035,294	1,310,548,998	296,012,864
1,064,064	(356,161)	(1,802,856)	188	7,669,341	288,334
(12,708,292)	(29,750,862)	(18,579,571)	(496)	(27,541,711)	(2,367,858)
14,998,700	1,613,659	3,870,589	(1,137)	17,074,100	1,109,160
$460,051,528	$523,356,932	$129,687,848	$10,033,849	$1,307,750,728	$295,042,500

$182,381,146	$18,564,634	$38,976,118	$—	$220,814,378	$3,986,475
12,917,515	—	8,160,582	—	36,721,868	864,156
186,518,565	503,651,968	72,939,575	10,008,826	1,003,694,117	289,892,258
—	—	—	25,023	—	—
51,175,540	144,541	—	—	33,015,129	—
3,875,164	995,789	2,526,076	—	13,505,236	289,154
23,183,598	—	7,085,497	—	—	10,457
$460,051,528	$523,356,932	$129,687,848	$10,033,849	$1,307,750,728	$295,042,500

12,142,151	2,128,539	3,751,816	—	21,810,623	394,847
859,994	—	791,192	—	3,650,815	85,568
12,437,032	57,767,379	6,960,819	1,001,045	99,435,779	28,668,447
—	—	—	2,503	—	—
3,416,091	16,496	—	—	3,275,430	—
258,159	114,432	242,209	—	1,332,662	28,607
1,545,342	—	682,877	—	—	1,034

$15.02	$8.72	$10.39	$—	$10.12	$10.10
15.02	—	10.31	—	10.06	10.10
15.00	8.72	10.48	10.00	10.09	10.11
—	—	—	10.00	—	—
14.98	8.76	—	—	10.08	—
15.01	8.70	10.43	—	10.13	10.11
15.00	—	10.38	—	—	10.11

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2015

Enhanced Income Fund
Investment income:
Dividends — affiliated issuers	$1,267
Interest	4,091,988
Total investment income	4,093,255

Expenses:
Management fees	1,364,121
Transfer Agent fees(a)	256,205
Custody, accounting and administrative services	148,029
Registration fees	108,862
Distribution and Service fees(a)	104,522
Professional fees	91,312
Printing and mailing costs	43,122
Trustee fees	22,515
Shareholder meeting expense	2,246
Administration share fees	—
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Amortization of offering costs	—
Other	15,781
Total expenses	2,156,715
Less — expense reductions	(107,366)
Net expenses	2,049,349
NET INVESTMENT INCOME (LOSS)	2,043,906

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(266,006)
Futures contracts	(1,428,500)
Written options	—
Swap contracts	—
Forward foreign currency exchange contracts	—
Foreign currency transactions	—
Net change in unrealized gain (loss) on:
Investments	(188,706)
Futures	(811,274)
Swap contracts	—
Forward foreign currency exchange contracts	—
Net realized and unrealized gain (loss)	(2,694,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(650,580)

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B(b)	Class C	Class R	Class A	Class B(b)	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income Fund	104,348	174	—	—	54,040	77	—	201,324	71	—	693	—
Government Income Fund	464,273	23,961	139,627	109,523	241,422	3,115	18,152	75,706	—	21,576	5,380	28,476
High Quality Floating Rate Fund	92,517	—	—	—	48,109	—	—	173,622	—	72	1,610	—
Inflation Protected Securities Fund	98,285	—	94,146	29,758	51,108	—	12,239	33,760	—	—	2,876	7,737
Limited Maturity Obligations Fund	—	—	—	—	—	—	—	999	4	—	—	—
Short Duration Government Fund	618,810	—	424,368	—	321,781	—	55,168	416,227	—	14,565	23,297	—
Short Duration Income Fund	8,363	—	8,515	51	4,349	—	1,107	89,637	—	—	264	15

(b)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund	High Quality Floating Rate Fund	Inflation Protected Securities Fund	Limited Maturity Obligations Fund	Short Duration Government Fund	Short Duration Income Fund

$206	$455	$—	$—	$1,553	$—
9,762,637	3,516,137	656,890	54,188	20,517,469	3,989,895
9,762,843	3,516,592	656,890	54,188	20,519,022	3,989,895

2,545,113	1,889,915	466,263	25,043	6,731,878	914,015
393,827	223,413	107,720	1,003	831,038	95,372
221,730	196,582	69,713	36,150	296,293	218,032
117,926	184,502	94,153	37,354	113,078	76,665
737,384	92,517	222,189	—	1,043,178	16,929
104,168	109,288	85,938	104,579	105,682	111,495
101,713	41,059	72,173	29,262	97,268	21,329
22,194	27,283	20,494	21,315	30,314	21,258
7,528	1,846	3,004	—	11,242	995
—	—	—	62	—	—
134,851	448	—	—	91,033	—
134,851	448	—	—	91,033	—
—	—	—	168,610	—	—
25,947	14,369	5,101	38,995	17,377	18,067
4,547,232	2,781,670	1,146,748	462,373	9,459,414	1,494,157
(624,958)	(955,612)	(376,984)	(442,883)	(1,470,985)	(437,115)
3,922,274	1,826,058	769,764	19,490	7,988,429	1,057,042
5,840,569	1,690,534	(112,874)	34,698	12,530,593	2,932,853

4,667,908	(250,843)	488,608	(496)	913,975	(213,526)
(1,089,271)	(387,724)	(681,779)	—	(2,002,002)	(101,060)
12,010	—	—	—	—	—
(1,910,058)	(2,692,252)	(512,574)	—	(13,420,559)	(3,725,057)
—	—	—	—	—	3,685,978
—	—	—	—	—	(688,794)

11,439,807	1,548,582	3,929,960	(239)	13,462,111	(1,170,369)
(466,628)	218,360	180,730	—	695,641	495,014
(299,840)	(1,220,414)	(75,011)	—	(4,043,157)	555,086
—	—	—	—	—	184,051
12,353,928	(2,784,291)	3,329,934	(735)	(4,393,991)	(978,677)
$18,194,497	$(1,093,757)	$3,217,060	$33,963	$8,136,602	$1,954,176

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income	$2,043,906	$2,540,167
Net realized gain (loss)	(1,694,506)	462,446
Net change in unrealized gain (loss)	(999,980)	(1,247,604)
Net increase (decrease) in net assets resulting from operations	(650,580)	1,755,009

Distributions to shareholders:
From net investment income
Class A Shares	(25,499)	(168,540)
Class B Shares(a)	—	(43)
Class C Shares	—	—
Institutional Shares	(2,000,258)	(2,378,333)
Service Shares	—	—
Administration Shares	(264)	(829)
Class IR Shares	(1,643)	(4,962)
Class R Shares	—	—
From net realized gains
Class A Shares	—	—
Class B Shares(a)	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
Class IR Shares	—	—
Class R Shares	—	—
Total distributions to shareholders	(2,027,664)	(2,552,707)

From share transactions:
Proceeds from sales of shares	254,212,617	523,694,666
Reinvestment of distributions	1,923,619	2,366,563
Cost of shares redeemed	(319,292,198)	(313,998,234)
Net increase (decrease) in net assets resulting from share transactions	(63,155,962)	212,062,995
TOTAL INCREASE (DECREASE)	(65,834,206)	211,265,297

Net assets:
Beginning of year	559,829,074	348,563,777
End of year	$493,994,868	$559,829,074
Undistributed (distributions in excess of) net investment income	$448,282	$400,050

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund		High Quality Floating Rate Fund
For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$5,840,569	$6,309,856	$1,690,534	$1,237,319
1,680,589	(2,589,509)	(3,330,819)	294,635
10,673,339	(10,672,086)	546,528	(760,790)
18,194,497	(6,951,739)	(1,093,757)	771,164

(2,564,428)	(2,432,980)	(40,118)	(118,007)
(16,675)	(21,644)	—	—
(88,744)	(67,299)	—	—
(3,260,768)	(4,536,913)	(1,598,305)	(1,182,124)
(658,503)	(552,910)	(66)	(148)
—	—	—	—
(67,343)	(46,258)	(3,820)	(6,586)
(246,630)	(182,778)	—	—

—	(583,050)	—	—
—	(15,972)	—	—
—	(46,301)	—	—
—	(906,210)	—	—
—	(157,122)	—	—
—	(10,605)	—	—
—	(61,071)	—	—
(6,903,091)	(9,621,113)	(1,642,309)	(1,306,865)

125,395,143	205,256,305	478,400,986	424,591,357
5,378,332	7,606,248	1,353,696	1,083,551
(171,196,123)	(476,713,301)	(377,995,273)	(207,553,611)
(40,422,648)	(263,850,748)	101,759,409	218,121,297
(29,131,242)	(280,423,600)	99,023,343	217,585,596

489,182,770	769,606,370	424,333,589	206,747,993
$460,051,528	$489,182,770	$523,356,932	$424,333,589
$1,064,064	$1,024,361	$(356,161)	$(597,202)

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Inflation Protected Securities Fund
	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014
From operations:
Net investment income (loss)	$(112,874)	$2,646,098
Net realized gain (loss)	(705,745)	(10,455,138)
Net change in unrealized gain (loss)	4,035,679	(15,978,473)
Net increase (decrease) in net assets resulting from operations	3,217,060	(23,787,513)

Distributions to shareholders:
From net investment income
Class A Shares	(435,645)	(137,956)
Class B Shares(c)	—	—
Class C Shares	(85,274)	(21,442)
Institutional Shares	(1,177,192)	(752,866)
Service Shares	—	—
Administration Shares	—	—
Class IR Shares	(25,440)	(8,598)
Class R Shares	(55,213)	(4,463)
From net realized gains
Class A Shares	—	(536,321)
Class C Shares	—	(184,901)
Institutional Shares	—	(2,494,656)
Class IR Shares	—	(32,509)
Class R Shares	—	(52,391)
Return of Capital
Class A Shares	—	(101,572)
Class C Shares	—	(15,787)
Institutional Shares	—	(554,306)
Class IR Shares	—	(6,330)
Class R Shares	—	(3,286)
Total distributions to shareholders	(1,778,764)	(4,907,384)

From share transactions:
Proceeds from sales of shares	66,147,736	108,459,245
Reinvestment of distributions	1,432,221	4,410,842
Cost of shares redeemed	(85,654,399)	(312,574,656)
Net increase (decrease) in net assets resulting from share transactions	(18,074,442)	(199,704,569)
TOTAL INCREASE (DECREASE)	(16,636,146)	(228,399,466)

Net assets:
Beginning of year	146,323,994	374,723,460
End of year	$129,687,848	$146,323,994
Undistributed (distribution in excess of) net investment income (loss)	$(1,802,856)	$(83,567)

(a)	Commenced operations on February 28, 2014.
(b)	Short Duration Government Class B Shares liquidated on March 17, 2014.
(c)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Limited Maturity Obligations Fund		Short Duration Government Fund			Short Duration Income Fund
For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014(a)	For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014		For the Fiscal Year Ended March 31, 2015	For the Fiscal Year Ended March 31, 2014

$34,698	$779	$12,530,593	$12,848,397		$2,932,853	$1,719,012
(496)	—	(14,508,586)	8,036,415		(1,042,459)	(365,725)
(239)	(898)	10,114,595	(16,881,073)		63,782	661,239
33,963	(119)	8,136,602	4,003,739		1,954,176	2,014,526

—	—	(2,048,229)	(2,590,556)		(42,638)	(18,439)
—	—	—	(247	)(b)	—	—
—	—	(182,133)	(219,113)		(7,496)	(4,050)
(35,445)	—	(12,085,363)	(11,401,938)		(3,602,165)	(1,786,392)
—	—	(242,379)	(281,585)		—	—
(26)	—	—	—		—	—
—	—	(191,018)	(197,559)		(3,140)	(1,831)
—	—	—	—		(110)	(100)

—	—	—	—		—	(810)
—	—	—	—		—	(256)
—	—	—	—		—	(61,468)
—	—	—	—		—	(57)
—	—	—	—		—	(5)

—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
—	—	—	—		—	—
(35,471)	—	(14,749,122)	(14,690,998)		(3,655,549)	(1,873,408)

—	10,001,093	520,933,615	696,980,979		248,878,222	176,294,003
35,471	—	13,492,623	13,265,520		3,635,264	1,871,870
(1,063)	(25)	(646,210,246)	(1,026,096,373)		(125,005,966)	(88,973,271)
34,408	10,001,068	(111,784,008)	(315,849,874)		127,507,520	89,192,602
32,900	10,000,949	(118,396,528)	(326,537,133)		125,806,147	89,333,720

10,000,949	—	1,426,147,256	1,752,684,389		169,236,353	79,902,633
$10,033,849	$10,000,949	$1,307,750,728	$1,426,147,256		$295,042,500	$169,236,353
$188	$795	$7,669,341	$6,739,727		$288,334	$33,156

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$9.47	$0.01	$(0.05)	$(0.04)	$(0.01)
2015 - Institutional	9.46	0.04	(0.05)	(0.01)	(0.04)
2015 - Administration	9.49	0.01	(0.05)	(0.04)	(0.01)
2015 - IR	9.45	0.03	(0.04)	(0.01)	(0.03)
2014 - A	9.49	0.03	(0.02)	0.01	(0.03)
2014 - Institutional	9.48	0.06	(0.02)	0.04	(0.06)
2014 - Administration	9.51	0.04	(0.02)	0.02	(0.04)
2014 - IR	9.48	0.06	(0.04)	0.02	(0.05)
2013 - A	9.49	0.07	— (d)	0.07	(0.07)
2013 - Institutional	9.47	0.10	0.01	0.11	(0.10)
2013 - Administration	9.51	0.08	(0.01)	0.07	(0.07)
2013 - IR	9.47	0.09	0.01	0.10	(0.09)
2012 - A	9.60	0.09	(0.11)	(0.02)	(0.09)
2012 - Institutional	9.59	0.12	(0.11)	0.01	(0.13)
2012 - Administration	9.62	0.10	(0.11)	(0.01)	(0.10)
2012 - IR	9.58	0.11	(0.10)	0.01	(0.12)
2011 - A	9.67	0.10	(0.07)	0.03	(0.10)
2011 - Institutional	9.66	0.13	(0.07)	0.06	(0.13)
2011 - Administration	9.69	0.11	(0.07)	0.04	(0.11)
2011 - IR (Commenced July 30, 2010)	9.62	0.09	(0.04)	0.05	(0.09)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.42	(0.47)%	$35,556	0.69%		0.71%		0.06%		39%
9.41	(0.13)	457,826	0.35		0.37		0.40		39
9.44	(0.38)	176	0.60		0.62		0.15		39
9.41	(0.12)	437	0.44		0.46		0.31		39
9.47	0.10	46,289	0.69		0.73		0.33		40
9.46	0.44	512,656	0.36		0.38		0.60		40
9.49	0.19	198	0.61		0.64		0.42		40
9.45	0.25	583	0.45		0.48		0.64		40
9.49	0.69	50,859	0.68		0.70		0.70		98
9.48	1.14	295,940	0.34		0.36		1.04		98
9.51	0.79	220	0.59		0.61		0.83		98
9.48	1.05	1,345	0.43		0.45		0.96		98
9.49	(0.19)	110,136	0.64		0.69		0.94		86
9.47	0.05	395,751	0.30		0.35		1.28		86
9.51	(0.09)	1,682	0.55		0.60		1.03		86
9.47	0.06	2,040	0.39		0.44		1.17		86
9.60	0.29	225,355	0.63		0.68		1.01		71
9.59	0.63	578,458	0.29		0.34		1.35		71
9.62	0.38	2,779	0.54		0.59		1.11		71
9.58	0.53	1	0.38	(e)	0.43	(e)	1.39	(e)	71

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$14.67	$0.17	$0.39	$0.56	$(0.21)	$—	$(0.21)
2015 - C	14.67	0.06	0.38	0.44	(0.09)	—	(0.09)
2015 - Institutional	14.64	0.22	0.40	0.62	(0.26)	—	(0.26)
2015 - Service	14.63	0.15	0.38	0.53	(0.18)	—	(0.18)
2015 - IR	14.66	0.21	0.38	0.59	(0.24)	—	(0.24)
2015 - R	14.65	0.13	0.39	0.52	(0.17)	—	(0.17)
2014 - A	15.00	0.12	(0.25)	(0.13)	(0.16)	(0.04)	(0.20)
2014 - C	15.00	0.02	(0.25)	(0.23)	(0.06)	(0.04)	(0.10)
2014 - Institutional	14.97	0.17	(0.25)	(0.08)	(0.21)	(0.04)	(0.25)
2014 - Service	14.96	0.10	(0.25)	(0.15)	(0.14)	(0.04)	(0.18)
2014 - IR	14.99	0.18	(0.27)	(0.09)	(0.20)	(0.04)	(0.24)
2014 - R	14.98	0.09	(0.25)	(0.16)	(0.13)	(0.04)	(0.17)
2013 - A	15.37	0.11	0.24	0.35	(0.17)	(0.55)	(0.72)
2013 - C	15.37	(0.01)	0.24	0.23	(0.05)	(0.55)	(0.60)
2013 - Institutional	15.34	0.15	0.25	0.40	(0.22)	(0.55)	(0.77)
2013 - Service	15.33	0.08	0.24	0.32	(0.14)	(0.55)	(0.69)
2013 - IR	15.36	0.14	0.25	0.39	(0.21)	(0.55)	(0.76)
2013 - R	15.35	0.06	0.25	0.31	(0.13)	(0.55)	(0.68)
2012 - A	14.95	0.18	0.76	0.94	(0.18)	(0.34)	(0.52)
2012 - C	14.95	0.06	0.77	0.83	(0.07)	(0.34)	(0.41)
2012 - Institutional	14.92	0.23	0.77	1.00	(0.24)	(0.34)	(0.58)
2012 - Service	14.91	0.15	0.77	0.92	(0.16)	(0.34)	(0.50)
2012 - IR	14.94	0.21	0.77	0.98	(0.22)	(0.34)	(0.56)
2012 - R	14.93	0.13	0.78	0.91	(0.15)	(0.34)	(0.49)
2011 - A	15.18	0.24	0.30	0.54	(0.23)	(0.54)	(0.77)
2011 - C	15.18	0.12	0.31	0.43	(0.12)	(0.54)	(0.66)
2011 - Institutional	15.16	0.29	0.30	0.59	(0.29)	(0.54)	(0.83)
2011 - Service	15.15	0.21	0.30	0.51	(0.21)	(0.54)	(0.75)
2011 - IR	15.18	0.27	0.30	0.57	(0.27)	(0.54)	(0.81)
2011 - R	15.17	0.19	0.31	0.50	(0.20)	(0.54)	(0.74)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$15.02	3.80%	$182,381	0.91%	1.05%	1.16%	471%
15.02	3.03	12,918	1.66	1.80	0.41	471
15.00	4.23	186,519	0.58	0.71	1.50	471
14.98	3.64	51,176	1.07	1.21	1.00	471
15.01	4.06	3,875	0.66	0.80	1.41	471
15.00	3.55	23,184	1.16	1.30	0.90	471
14.67	(0.83)	194,179	0.92	1.02	0.83	655
14.67	(1.53)	15,202	1.62	1.78	0.12	655
14.64	(0.50)	197,289	0.58	0.69	1.19	655
14.63	(1.00)	53,172	1.08	1.18	0.66	655
14.66	(0.58)	4,157	0.67	0.78	1.25	655
14.65	(1.08)	20,743	1.17	1.28	0.62	655
15.00	2.26	285,955	0.91	1.00	0.69	943
15.00	1.50	25,655	1.66	1.75	(0.06)	943
14.97	2.61	346,782	0.57	0.66	0.97	943
14.96	2.07	79,620	1.07	1.16	0.51	943
14.99	2.51	1,509	0.67	0.75	0.93	943
14.98	2.00	21,907	1.16	1.25	0.41	943
15.37	6.32	396,439	0.92	1.00	1.14	763
15.37	5.53	32,148	1.67	1.75	0.38	763
15.34	6.69	241,382	0.58	0.66	1.48	763
15.33	6.17	89,677	1.08	1.16	0.97	763
15.36	6.59	1,669	0.67	0.75	1.35	763
15.35	6.07	20,368	1.17	1.25	0.87	763
14.95	3.63	442,915	0.92	0.99	1.53	545
14.95	2.86	33,279	1.67	1.74	0.78	545
14.92	3.92	266,217	0.58	0.65	1.86	545
14.91	3.40	98,072	1.08	1.15	1.36	545
14.94	3.89	663	0.67	0.74	1.74	545
14.93	3.31	13,913	1.17	1.24	1.24	545

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$8.76	$0.01		$(0.04)	$(0.03)	$(0.01)
2015 - Institutional	8.77	0.03		(0.05)	(0.02)	(0.03)
2015 - Service	8.81	—	(d)	(0.05)	(0.05)	—	(d)
2015 - IR	8.75	0.03		(0.05)	(0.02)	(0.03)
2014 - A	8.78	0.02		(0.02)	—	(0.02)
2014 - Institutional	8.78	0.04		— (d)	0.04	(0.05)
2014 - Service	8.83	—	(d)	(0.01)	(0.01)	(0.01)
2014 - IR	8.77	0.04		(0.02)	0.02	(0.04)
2013 - A	8.77	0.04		— (d)	0.04	(0.03)
2013 - Institutional	8.77	0.07		— (d)	0.07	(0.06)
2013 - Service	8.81	0.03		0.01	0.04	(0.02)
2013 - IR	8.76	0.05		0.01	0.06	(0.05)
2012 - A	8.81	0.05		(0.07)	(0.02)	(0.02)
2012 - Institutional	8.82	0.08		(0.08)	—	(0.05)
2012 - Service	8.86	0.04		(0.08)	(0.04)	(0.01)
2012 - IR	8.81	0.07		(0.08)	(0.01)	(0.04)
2011 - A	8.86	0.06		(0.06)	—	(0.05	)(e)
2011 - Institutional	8.86	0.09		(0.05)	0.04	(0.08	)(e)
2011 - Service	8.90	0.04		(0.04)	—	(0.04	)(e)
2011 - IR	8.85	0.08		(0.05)	0.03	(0.07	)(e)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Includes a return of capital amounting to less than $0.005 per share.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH QUALITY FLOATING RATE FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets	Portfolio turnover rate(c)

$8.72	(0.36)%	$18,565	0.66%	0.90%	0.12%	64%
8.72	(0.19)	503,652	0.36	0.56	0.38	64
8.76	(0.53)	145	0.73	1.07	0.05	64
8.70	(0.28)	996	0.45	0.65	0.32	64
8.76	(0.01)	43,550	0.72	0.95	0.20	130
8.77	0.45	378,958	0.38	0.59	0.50	130
8.81	(0.01)	255	0.85	1.10	0.05	130
8.75	0.24	1,570	0.47	0.69	0.43	130
8.78	0.44	47,438	0.74	0.96	0.44	286
8.78	0.78	158,132	0.40	0.62	0.79	286
8.83	0.41	160	0.89	1.12	0.38	286
8.77	0.69	1,018	0.49	0.71	0.63	286
8.77	(0.21)	85,905	0.75	0.90	0.53	178
8.77	0.01	212,611	0.41	0.56	0.87	178
8.81	(0.44)	448	0.86	1.06	0.41	178
8.76	(0.08)	930	0.50	0.65	0.79	178
8.81	0.00	118,804	0.82	0.87	0.65	175
8.82	0.45	293,924	0.48	0.53	1.00	175
8.86	(0.05)	924	0.98	1.03	0.49	175
8.81	0.36	1,151	0.57	0.62	0.93	175

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.29	$(0.05)	$0.27	$0.22	$(0.12)	$—	$—	$(0.12)
2015 - C	10.27	(0.10)	0.23	0.13	(0.09)	—	—	(0.09)
2015 - Institutional	10.36	0.03	0.22	0.25	(0.13)	—	—	(0.13)
2015 - IR	10.32	(0.04)	0.28	0.24	(0.13)	—	—	(0.13)
2015 - R	10.30	(0.12)	0.31	0.19	(0.11)	—	—	(0.11)
2014 - A	11.24	0.09	(0.83)	(0.74)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - C	11.28	— (d)	(0.82)	(0.82)	—	(0.16)	(0.03)	(0.19)
2014 - Institutional	11.28	0.13	(0.83)	(0.70)	(0.03)	(0.16)	(0.03)	(0.22)
2014 - IR	11.25	0.11	(0.83)	(0.72)	(0.02)	(0.16)	(0.03)	(0.21)
2014 - R	11.27	0.01	(0.78)	(0.77)	(0.01)	(0.16)	(0.03)	(0.20)
2013 - A	11.16	0.04	0.56	0.60	(0.16)	(0.36)	—	(0.52)
2013 - C	11.20	(0.03)	0.55	0.52	(0.08)	(0.36)	—	(0.44)
2013 - Institutional	11.20	0.06	0.58	0.64	(0.20)	(0.36)	—	(0.56)
2013 - IR	11.17	0.03	0.60	0.63	(0.19)	(0.36)	—	(0.55)
2013 - R	11.19	— (d)	0.57	0.57	(0.13)	(0.36)	—	(0.49)
2012 - A	10.95	0.19	1.11	1.30	(0.30)	(0.79)	—	(1.09)
2012 - C	10.99	0.13	1.09	1.22	(0.22)	(0.79)	—	(1.01)
2012 - Institutional	10.99	0.23	1.11	1.34	(0.34)	(0.79)	—	(1.13)
2012 - IR	10.97	0.02	1.30	1.32	(0.33)	(0.79)	—	(1.12)
2012 - R	10.98	0.18	1.09	1.27	(0.27)	(0.79)	—	(1.06)
2011 - A	10.89	0.19	0.61	0.80	(0.17)	(0.57)	—	(0.74)
2011 - C	10.93	0.11	0.61	0.72	(0.09)	(0.57)	—	(0.66)
2011 - Institutional	10.93	0.22	0.62	0.84	(0.21)	(0.57)	—	(0.78)
2011 - IR	10.91	0.22	0.61	0.83	(0.20)	(0.57)	—	(0.77)
2011 - R	10.91	0.17	0.61	0.78	(0.14)	(0.57)	—	(0.71)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.39	2.09%	$38,976	0.69%	0.96%	(0.47)%	161%
10.31	1.25	8,161	1.44	1.71	(1.00)	161
10.48	2.40	72,940	0.35	0.62	0.29	161
10.43	2.27	2,526	0.45	0.71	(0.42)	161
10.38	1.81	7,085	0.95	1.22	(1.19)	161
10.29	(6.60)	37,940	0.63	0.84	0.88	262
10.27	(7.29)	10,173	1.38	1.59	(0.01)	262
10.36	(6.22)	91,483	0.29	0.50	1.19	262
10.32	(6.35)	2,021	0.38	0.59	1.03	262
10.30	(6.82)	4,707	0.88	1.10	0.10	262
11.24	5.37	73,665	0.62	0.81	0.39	230
11.28	4.57	19,203	1.38	1.56	(0.29)	230
11.28	5.71	276,216	0.28	0.46	0.53	230
11.25	5.63	3,617	0.37	0.55	0.24	230
11.27	5.10	2,023	0.87	1.05	0.02	230
11.16	11.99	123,135	0.63	0.83	1.63	194
11.20	11.24	24,312	1.28	1.58	1.17	194
11.20	12.34	159,075	0.29	0.49	2.05	194
11.17	12.16	393	0.38	0.58	0.21	194
11.19	11.70	1,411	0.88	1.08	1.61	194
10.95	7.53	79,215	0.67	0.83	1.71	211
10.99	6.72	22,111	1.42	1.58	0.96	211
10.99	7.88	108,491	0.33	0.49	1.99	211
10.97	7.80	116	0.42	0.58	1.93	211
10.98	7.36	1,145	0.92	1.08	1.50	211

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain		Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEAR ENDED MARCH 31,
2015 - Institutional	$10.00	$0.03		$0.01		$0.04	$(0.04)
2015 - Administration	10.00	0.01		—	(d)	0.01	(0.01)

FOR THE PERIOD ENDED MARCH 31,
2014 - Institutional (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	—
2014 - Administration (Commenced February 28, 2014)	10.00	—	(d)	—	(d)	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LIMITED MATURITY OBLIGATIONS FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.00	0.36%	$10,009	0.19%		4.62%		0.35%		40%
10.00	0.10	25	0.42		4.87		0.12		40

10.00	—	9,976	0.19	(e)	4.30	(e)	0.10	(e)	—
10.00	—	25	0.44	(e)	4.55	(e)	(0.15	)(e)	—

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		From investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.17	$0.07	$(0.04)	$0.03	$(0.08)	$—	$(0.08)
2015 - C	10.11	0.03	(0.04)	(0.01)	(0.04)	—	(0.04)
2015 - Institutional	10.14	0.10	(0.03)	0.07	(0.12)	—	(0.12)
2015 - Service	10.13	0.05	(0.03)	0.02	(0.07)	—	(0.07)
2015 - IR	10.18	0.09	(0.03)	0.06	(0.11)	—	(0.11)
2014 - A	10.24	0.07	(0.06)	0.01	(0.08)	—	(0.08)
2014 - C	10.17	0.03	(0.05)	(0.02)	(0.04)	—	(0.04)
2014 - Institutional	10.21	0.10	(0.06)	0.04	(0.11)	—	(0.11)
2014 - Service	10.20	0.05	(0.06)	(0.01)	(0.06)	—	(0.06)
2014 - IR	10.25	0.09	(0.05)	0.04	(0.11)	—	(0.11)
2013 - A	10.30	0.04	(0.01)	0.03	(0.06)	(0.03)	(0.09)
2013 - C	10.23	0.01	(0.02)	(0.01)	(0.02)	(0.03)	(0.05)
2013 - Institutional	10.27	0.08	(0.01)	0.07	(0.10)	(0.03)	(0.13)
2013 - Service	10.25	0.03	— (d)	0.03	(0.05)	(0.03)	(0.08)
2013 - IR	10.30	0.07	— (d)	0.07	(0.09)	(0.03)	(0.12)
2012 - A	10.23	0.05	0.06	0.11	(0.04)	— (d)	(0.04)
2012 - C	10.17	0.02	0.05	0.07	(0.01)	— (d)	(0.01)
2012 - Institutional	10.20	0.09	0.06	0.15	(0.08)	— (d)	(0.08)
2012 - Service	10.19	0.04	0.05	0.09	(0.03)	— (d)	(0.03)
2012 - IR	10.24	0.08	0.05	0.13	(0.07)	— (d)	(0.07)
2011 - A	10.37	0.06	0.06	0.12	(0.06)	(0.20)	(0.26)
2011 - C	10.30	0.01	0.07	0.08	(0.01)	(0.20)	(0.21)
2011 - Institutional	10.33	0.10	0.06	0.16	(0.09)	(0.20)	(0.29)
2011 - Service	10.32	0.05	0.06	0.11	(0.04)	(0.20)	(0.24)
2011 - IR	10.37	0.09	0.06	0.15	(0.08)	(0.20)	(0.28)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(c)

$10.12	0.33%	$220,814	0.82%	0.91%	0.67%	185%
10.06	(0.07)	36,722	1.22	1.67	0.27	185
10.09	0.67	1,003,694	0.48	0.57	1.00	185
10.08	0.17	33,015	0.98	1.08	0.51	185
10.13	0.58	13,505	0.57	0.66	0.91	185
10.17	0.10	277,312	0.82	0.91	0.65	211
10.11	(0.20)	48,324	1.22	1.66	0.26	211
10.14	0.44	1,043,676	0.48	0.57	1.00	211
10.13	(0.06)	38,818	0.98	1.07	0.49	211
10.18	0.35	18,018	0.57	0.66	0.91	211
10.24	0.32	471,348	0.81	0.89	0.42	640
10.17	(0.06)	69,496	1.19	1.64	0.05	640
10.21	0.66	1,133,613	0.47	0.55	0.77	640
10.20	0.26	53,464	0.97	1.05	0.27	640
10.25	0.67	24,501	0.56	0.64	0.68	640
10.30	1.10	808,034	0.79	0.87	0.53	359
10.23	0.65	95,446	1.15	1.62	0.18	359
10.27	1.45	1,265,479	0.45	0.53	0.87	359
10.25	0.85	69,463	0.95	1.03	0.39	359
10.30	1.25	36,019	0.54	0.62	0.77	359
10.23	1.11	1,013,335	0.82	0.87	0.61	312
10.17	0.74	126,533	1.31	1.62	0.12	312
10.20	1.56	1,512,908	0.48	0.53	0.95	312
10.19	1.05	128,073	0.98	1.03	0.45	312
10.24	1.46	9,395	0.57	0.62	0.85	312

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SHORT DURATION INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		From investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains		Total distributions
FOR THE FISCAL YEARS ENDED MARCH 31,
2015 - A	$10.17	$0.10		$(0.04)	$0.06	$(0.13)	$—		$(0.13)
2015 - C	10.17	0.06		(0.04)	0.02	(0.09)	—		(0.09)
2015 - Institutional	10.18	0.13		(0.03)	0.10	(0.17)	—		(0.17)
2015 - IR	10.18	0.13		(0.04)	0.09	(0.16)	—		(0.16)
2015 - R	10.18	0.08		(0.04)	0.04	(0.11)	—		(0.11)
2014 - A	10.17	0.12		0.01	0.13	(0.13)	—	(d)	(0.13)
2014 - C	10.17	0.08		0.01	0.09	(0.09)	—	(d)	(0.09)
2014 - Institutional	10.18	0.15		0.01	0.16	(0.16)	—	(d)	(0.16)
2014 - IR	10.18	0.15		— (d)	0.15	(0.15)	—	(d)	(0.15)
2014 - R	10.18	0.09		0.01	0.10	(0.10)	—	(d)	(0.10)
2013 - A	9.96	0.11		0.26	0.37	(0.13)	(0.03)		(0.16)
2013 - C	9.97	0.08		0.24	0.32	(0.09)	(0.03)		(0.12)
2013 - Institutional	9.97	0.14		0.26	0.40	(0.16)	(0.03)		(0.19)
2013 - IR	9.97	0.13		0.26	0.39	(0.15)	(0.03)		(0.18)
2013 - R	9.97	0.08		0.26	0.34	(0.10)	(0.03)		(0.13)

FOR THE PERIOD ENDED MARCH 31,
2012 - A (Commenced February 29, 2012)	10.00	0.01		(0.04)	(0.03)	(0.01)	—		(0.01)
2012 - C (Commenced February 29, 2012)	10.00	—	(d)	(0.03)	(0.03)	— (d)	—		— (d)
2012 - Institutional (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - IR (Commenced February 29, 2012)	10.00	0.01		(0.03)	(0.02)	(0.01)	—		(0.01)
2012 - R (Commenced February 29, 2012)	10.00	—	(d)	(0.02)	(0.02)	(0.01)	—		(0.01)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$10.10	0.60%	$3,986	0.79%		0.99%		0.95%		139%
10.10	0.21	864	1.18		1.74		0.57		139
10.11	0.94	289,892	0.45		0.64		1.29		139
10.11	0.85	289	0.55		0.74		1.25		139
10.11	0.37	10	1.01		1.22		0.76		139
10.17	1.28	2,327	0.80		1.19		1.16		157
10.17	0.87	564	1.20		1.93		0.77		157
10.18	1.62	166,129	0.46		0.84		1.50		157
10.18	1.53	206	0.55		0.93		1.43		157
10.18	1.02	10	1.03		1.44		0.91		157
10.17	3.69	870	0.79		1.89		1.05		707
10.17	3.19	174	1.17		1.83		0.75		707
10.18	4.04	78,696	0.45		1.67		1.42		707
10.18	3.94	152	0.54		1.51		1.32		707
10.18	3.40	10	1.06		2.74		0.77		707

9.96	(0.34)	1,747	0.79	(e)	6.26	(e)	0.79	(e)	29
9.97	(0.28)	10	1.19	(e)	7.01	(e)	0.38	(e)	29
9.97	(0.21)	11,122	0.45	(e)	5.92	(e)	1.11	(e)	29
9.97	(0.22)	10	0.54	(e)	6.01	(e)	0.97	(e)	29
9.97	(0.25)	10	1.04	(e)	6.51	(e)	0.50	(e)	29

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Enhanced Income	A, Institutional, Administration and IR	Diversified
Government Income	A, C, Institutional, Service, IR and R	Diversified
High Quality Floating Rate	A, Institutional, Service and IR	Diversified
Inflation Protected Securities	A, C, Institutional, IR and R	Diversified
Limited Maturity Obligations	Institutional and Administration	Diversified
Short Duration Government	A, C, Institutional, Service and IR	Diversified
Short Duration Income	A, C, Institutional, IR and R	Diversified

Class A Shares of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government and Short Duration Income Funds are sold with a front-end sales charge of up to 1.50%, 3.75%, 1.50%, 3.75%, 1.50% and 1.50%, respectively. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% (0.65% for Short Duration Government and Short Duration Income Funds), which is imposed on redemptions made within 12 months of purchase. Institutional, Administration, Service, Class IR and Class R Shares are not subject to a sales charge.

Effective March 17, 2014, Class B Shares of Short Duration Government Fund converted to Class A Shares. At the close of business on November 14, 2014, Class B Shares of the Enhanced Income and Government Income Funds were converted to Class A Shares of the Funds.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (each, an “Agreement”) with the Trust.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Limited Maturity Obligations Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Limited Maturity Obligations Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared daily and paid monthly, and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby a Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, a Fund will not be entitled to accrue interest and receive principal payments on the securities sold.

iv.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to a Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of March 31, 2015:

ENHANCED INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$281,937,851	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	71,703,032	4,399,071	—
Asset-Backed Securities	—	73,766,562	—
Foreign Debt Obligations	—	14,414,155	—
Government Guarantee Obligation	—	18,611,346	—
Investment Company	226	—	—
Short-term Investments	—	25,723,470	—
Total	$71,703,258	$418,852,455	$—

Derivative Type
Assets(a)
Futures Contracts	$16,683	$—	$—
Liabilities(a)
Futures Contracts	$(472,108)	$—	$—

GOVERNMENT INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$190,322,733	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	256,657,128	40,598,187	—
Asset-Backed Securities	—	14,416,357	—
Municipal Debt Obligation	—	2,515,440	—
Government Guarantee Obligations	—	7,993,848	—
Investment Company	31	—	—
Total	$256,657,159	$255,846,565	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GOVERNMENT INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$250,778	$—	$—
Liabilities(a)
Futures Contracts	$(204,234)	$—	$—
Interest Rate Swap Contracts	—	(360,165)	—
Total	$(204,234)	$(360,165)	$—

HIGH QUALITY FLOATING RATE

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$7,434,776	$—
Mortgage-Backed Obligations	—	148,763,751	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	20,205,515	59,237,533	—
Asset-Backed Securities	—	164,815,220	—
Foreign Debt Obligations	—	36,097,228	—
Government Guarantee Obligations	—	30,936,348	—
Investment Company	49,903,803	—	—
Total	$70,109,318	$447,284,856	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,090,000)	$—

Derivative Type
Assets(a)
Options Purchased	$—	$1,934,579	$—
Futures Contracts	477,520	—	—
Total	$477,520	$1,934,579	$—
Liabilities(a)
Futures Contracts	$(309,267)	$—	$—
Interest Rate Swap Contracts	—	(1,057,306)	—
Total	$(309,267)	$(1,057,306)	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INFLATION PROTECTED SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$128,722,087	$—	$—
Short-term Investments	—	400,000	—
Total	$128,722,087	$400,000	$—

Derivative Type
Assets(a)
Futures Contracts	$239,457	$—	$—
Liabilities(a)
Futures Contracts	$(188,993)	$—	$—
Interest Rate Swap Contracts	—	(88,021)	—
Total	$(188,993)	$(88,021)	$—

LIMITED MATURITY OBLIGATIONS FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$2,056,466	$—
Municipal Debt Obligations	—	6,246,767	—
Short-term Investments	—	2,090,000	—
Total	$—	$10,393,233	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION GOVERNMENT

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$480,224,485	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	456,742,547	308,648,684	—
Government Guarantee Obligation	—	19,879,000	—
Investment Company	25,980,969	—	—
Total	$482,723,516	$808,752,169	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(4,352,500)	$—

Derivative Type
Assets(a)
Options Purchased	$—	$2,314,998	$—
Futures Contracts	2,543,700	—	—
Interest Rate Swap Contracts	—	2,693,854	—
Total	$2,543,700	$5,008,852	$—
Liabilities(a)
Futures Contracts	$(2,470,150)	$—	$—
Interest Rate Swap Contracts	—	(5,524,404)	—
Total	$(2,470,150)	$(5,524,404)	$—

SHORT DURATION INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$168,497,861	$—
Mortgage-Backed Obligations	—	21,172,398	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	30,661,892	1,443,454	—
Asset-Backed Securities	—	45,469,062	—
Foreign Debt Obligations	241,319	14,574,440	—
Municipal Debt Obligations	—	5,621,070	—
Short-term Investments	—	5,216,770	—
Total	$30,903,211	$261,995,055	$—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SHORT DURATION INCOME (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Options Purchased	$—	$1,196,253	$—
Forward Foreign Currency Exchange Contracts	—	591,969	—
Futures Contracts	584,382	—	—
Interest Rate Swap Contracts	—	1,410,545	—
Credit Default Swap Contracts	—	160,068	—
Total	$584,382	$3,358,835	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(402,040)	$—
Futures Contracts	(222,312)	—	—
Interest Rate Swap Contracts	—	(841,318)	—
Total	$(222,312)	$(1,243,358)	$—

(a)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of March 31, 2015. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Enhanced Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$16,683	(a)	Variation margin on certain derivative contracts	$(472,108)	(a)

Government Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contract	$250,778	(a)	Variation margin on certain derivative contracts	$(564,399)	(a)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

High Quality Floating Rate
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$2,412,099	(a)	Variation margin on certain derivative contracts	$(1,366,573)	(a)

Inflation Protected Securities
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$239,457	(a)	Variation margin on certain derivative contracts	$(277,014)	(a)

Short Duration Government
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts; Investments, at value	$7,552,552	(a)	Variation margin on certain derivative contracts	$(7,994,554)	(a)

Short Duration Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$3,191,180	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	$(1,063,630)	(a)(b)
Credit	Variation margin on certain derivative contracts	160,068	(a)	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	591,969		Payable for unrealized loss on forward foreign currency exchange contracts	(402,040)
Total		$3,943,217			$(1,465,670)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $32,472 for Short Duration Income Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2015. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(1,428,500)	$(811,274)	620

Government Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(2,820,419)	$(746,782)	830

High Quality Floating Rate
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(3,300,003)	$(1,145,690)	1,257

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

4. INVESTMENTS IN DERIVATIVES (continued)

Inflation Protected Securities
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(1,224,271)	$96,772	678

Short Duration Government
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(16,787,465)	$(3,689,474)	6,126

Short Duration Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts and swap contracts/Net change in unrealized gain (loss) on investments, futures contracts and swap contracts	$(4,072,841)	$830,551	1,143
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,656	147,045	2
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	3,685,978	184,051	330
Total		$(385,207)	$1,161,647	1,475

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2015.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended March 31, 2015, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.25%
Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.53	(2)
High Quality Floating Rate	0.40	0.36	0.34	0.33	0.32	0.40	0.31	(2)
Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.26	(2)
Limited Maturity Obligations	0.25	0.25	0.25	0.25	0.25	0.25	0.18	(2)
Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.49	0.44	(2)
Short Duration Income	0.40	0.36	0.34	0.33	0.32	0.40	0.40

(1)	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(2)	GSAM has agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above as an annual percentage rate of the average daily net assets of the Funds through at least July 29, 2015. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.

The Enhanced Income, Government Income, High Quality Floating Rate, and Short Duration Government Funds invest in the FST Shares of the Goldman Sachs Financial Square Government Fund. GSAM has contractually agreed to waive irrevocably a portion of any underlying fund’s management fee in an amount equal to the management fee paid to GSAM due to the Funds’ investment in an affiliated fund for which it also serves as investment advisor. For the fiscal year ended March 31, 2015, GSAM waived $24,936, $3,473, $10,074, and $28,326 of such fund’s management fee for the Enhanced Income, Government Income, High Quality Floating Rate and Short Duration Government Funds, respectively.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs has agreed to waive a portion of the distribution and service fees applicable to the Short Duration Government Fund’s and Short Duration Income Fund’s Class C Shares in an amount equal to a minimum of 0.35% as an annual percentage rate of the average daily net assets. These arrangements will remain in place through July 29, 2015, for Short Duration Government and Short Duration Income Funds. Prior to such date Goldman Sachs may not terminate the arrangement without the approval of the trustees.

For the fiscal year ended March 31, 2015, Goldman Sachs waived a portion of the distribution and service fees equal to 0.04% of the average daily net assets attributable to Class A Shares of the High Quality Floating Rate Fund, and equal to 0.35% and 0.36% of the average daily net assets attributable to Class C Shares of the Short Duration Government and Short Duration Income Funds, respectively.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended March 31, 2015, Goldman Sachs advised that it retained the following amounts:

Fund	Front End Sales Charge Class A	Contingent Deferred Sales Charge Class C
Enhanced Income	$467	N/A
Government Income	1,882	—
High Quality Floating Rate	639	N/A
Inflation Protected Securities	1,006	—
Short Duration Government	4,198	—
Short Duration Income	126	—

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the share classes. For the fiscal year ended March 31, 2015, Goldman Sachs waived a portion of the Service Plan fees equal to 0.13% of the average daily net assets attributable to Service Shares of the High Quality Floating Rate Fund, and a portion of the administration fees equal to 0.03% of the Limited Maturity Obligations Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.13% of the average daily net assets of Class A, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional, Administration and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agent fee in order to achieve an effective transfer agency fee rate of 0.01% of the average daily net assets of the Institutional and Administration Shares of the Limited Maturity Obligations Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Limited Maturity Obligations, Short Duration Government and Short Duration Income Funds are 0.064%, 0.004%, 0.014%, 0.044%, 0.004%, 0.004% and 0.014% respectively. These Other Expense limitations will remain in place through at least July 29, 2015 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Funds bear their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, Transfer Agency Agreement, and/or Management Agreement and these waivers may exceed what is stipulated in any fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the fiscal year ended March 31, 2015, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

	Management Fees	Class A Distribution and Service Fees	Class B Distribution and Service Fees	Class C Distribution and Service Fees		Service Class Fees		Administration Class Fees	Other Expense Reimbursements	Total Expense Reimbursements
Enhanced Income	$24,936	$2,041	$425	$	N/A	$	N/A	$—	$79,964	$107,366
Government Income	50,604	—	—		—		—	N/A	574,354	624,958
High Quality Floating Rate	435,305	14,938	N/A		N/A		241	N/A	505,128	955,612
Inflation Protected Securities	91,870	—	N/A		—		N/A	N/A	285,114	376,984
Limited Maturity Obligations	7,012	N/A	N/A		N/A		N/A	7	435,864	442,883
Short Duration Government	720,757	—	N/A		148,529		—	N/A	601,699	1,470,985
Short Duration Income	—	101	N/A		3,084		N/A	N/A	433,930	437,115

G.  Line of Credit Facility — As of March 31, 2015, the Funds participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2015, the Funds did not have any borrowings under the facility. The facility was increased to $1,205,000,000 effective May 5, 2015.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended March 31, 2015, Goldman Sachs earned approximately $10,903, $34,145, $27,523, $15,234, $134,203 and $31,511 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Income, Government Income, High Quality Floating Rate, Inflation Protected Securities, Short Duration Government, and Short Duration Income Funds, respectively.

As of March 31, 2015, the Goldman Sachs Group, Inc. was a beneficial owner of approximately 5% or more of outstanding Institutional, Administration and Class R Shares of the following Funds:

Fund	Institutional	Administration	Class R
Limited Maturity Obligations	100%	100%	N/A
Short Duration Income	—	—	100%

This Underlying Fund is considered to be affiliated with the Funds. The table below shows the transactions in and earnings from investments in this affiliated Fund as of and for the fiscal year ended March 31, 2015:

Fund	Underlying Fund	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Market Value 03/31/2015	Dividend Income
Enhanced Income	Goldman Sachs Financial Square Government Fund	$—	$152,370,658	$(152,370,432)	$226	$1,267
Government Income	Goldman Sachs Financial Square Government Fund	—	59,955,646	(59,955,615)	31	206
High Quality Floating Rate	Goldman Sachs Financial Square Government Fund	—	195,655,524	(145,751,721)	49,903,803	455
Short Duration Government	Goldman Sachs Financial Square Government Fund	—	494,483,987	(468,503,018)	25,980,969	1,553

6. PORTFOLIO SECURITIES TRANSACTIONS

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Enhanced Income	$23,052,448	$155,447,355	$67,436,483	$136,583,071
Government Income	2,454,572,349	1,091,415	2,493,669,784	17,512,686
High Quality Floating Rate	213,269,504	108,009,315	183,025,814	69,738,781
Inflation Protected Securities	223,292,946	—	240,421,564	328,920
Limited Maturity Obligations	—	4,137,374	—	1,647,000
Short Duration Government	2,467,871,031	5,900,005	2,431,464,735	39,591,817
Short Duration Income	235,393,808	162,192,032	228,633,873	51,459,325

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2015 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Distributions paid from ordinary income	$2,027,664	$6,903,091	$1,642,309	$1,778,764	$35,471	$14,749,122	$3,655,549

The tax character of distributions paid during the fiscal year ended March 31, 2014 was as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Distributions paid from:
Ordinary income	$2,552,707	$7,842,914	$1,306,865	$4,011,432	$—	$14,690,998	$1,852,986
Net long-term capital gains	—	1,778,199	—	214,671	—	—	20,422
Total taxable distributions	$2,552,707	$9,621,113	$1,306,865	$4,226,103	$—	$14,690,998	$1,873,408
Tax return of capital	$—	$—	$—	$681,281	$—	$—	$—

As of March 31, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Undistributed ordinary income — net	$588,675	$389,405	$190,360	$—	$188	$914,918	$398,939
Capital loss carryforwards:(1)(2)(3)
Expiring 2016	$(2,472,185)	$—	$—	$—	$—	$—	$—
Expiring 2018	(1,658,767)	—	(21,924,176)	—	—	—	—
Expiring 2019	(9,056,394)	—	(2,415,726)	—	—	—	—
Perpetual Short-Term	(2,686,204)	(2,798,158)	(918,536)	(1,242,407)	(97)	(6,037,405)	—
Perpetual Long-Term	(1,968,991)	(5,868,817)	(2,079,318)	(11,316,996)	—	(7,946,309)	(306,768)
Total capital loss carryforwards	$(17,842,541)	$(8,666,975)	$(27,337,756)	$(12,559,403)	$(97)	$(13,983,714)	$(306,768)
Timing differences (Income Distributions Payable, Qualified Late Year and Straddle Loss Deferrals)	$(1,938,472)	$(4,088,390)	$(2,252,062)	$(5,019,809)	$(399)	$(13,483,015)	$(1,749,426)
Unrealized gains (losses) — net	692,156	15,720,432	906,094	1,067,374	(1,137)	23,753,541	686,891
Total accumulated earnings (losses) — net	$(18,500,182)	$3,354,472	$(28,493,364)	$(16,511,838)	$(1,445)	$(2,798,270)	$(970,364)

(1)	Expiration occurs on March 31 of the year indicated.
(2)	The Government Income and Short Duration Income Funds utilized $3,103,192 and $9,955, respectively, of capital losses in the current fiscal year.
(3)	The Enhanced Income and High Quality Floating Rate Funds had $987,433 and $4,261,952, respectively, of expired capital losses in the current fiscal year.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

7. TAX INFORMATION (continued)

As of March 31, 2015, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Income	Government Income	High Quality Floating Rate	Inflation Protected Securities	Limited Maturity Obligations	Short Duration Government	Short Duration Income
Tax Cost	$489,863,557	$496,423,127	$517,294,421	$127,966,692	$10,394,370	$1,267,410,259	$294,303,070
Gross unrealized gain	1,122,231	17,538,806	3,355,214	3,908,146	3,289	28,423,816	2,748,825
Gross unrealized loss	(430,075)	(1,458,209)	(1,320,882)	(2,752,751)	(4,426)	(2,043,392)	(2,957,376)
Net unrealized gains (losses) on securities	$692,156	$16,080,597	$2,034,332	$1,155,395	$(1,137)	$26,380,424	$(208,551)
Net unrealized gain (loss) on other investments	—	(360,165)	(1,128,238)	(88,021)	—	(2,626,883)	895,442
Net unrealized gains (losses)	$692,156	$15,720,432	$906,094	$1,067,374	$(1,137)	$23,753,541	$686,891

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts and foreign currency contracts, and differences related to the tax treatment of inflation protected securities, swap transactions, premium amortization and the accretion of market discount.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from expired capital loss carryforwards, dividend redesignations, non-deductible expenses, and the differences in tax treatment relating to inflation protected securities, the recognition of income and gains (losses) of certain bonds, swap transactions, paydown gains and losses, foreign currency transactions, premium amortization and the accretion of market discount.

Fund	Paid-in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Enhanced Income	$(987,433)	$955,443	$31,990
Government Income	—	(1,102,225)	1,102,225
High Quality Floating Rate	(4,261,952)	4,069,136	192,816
Inflation Protected Securities	—	(172,349)	172,349
Limited Maturity Obligations	(166)	—	166
Short Duration Government	—	(3,148,143)	3,148,143
Short Duration Income	—	(977,874)	977,874

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,534,374	$14,495,791	4,894,243	$46,326,428
Reinvestment of distributions	2,319	21,906	16,404	155,323
Shares converted from Class B(a)	6,490	61,354	2,998	28,386
Shares redeemed	(2,658,840)	(25,121,550)	(5,382,420)	(50,939,041)
	(1,115,657)	(10,542,499)	(468,775)	(4,428,904)
Class B Shares
Shares sold	2	17	—	—
Reinvestment of distributions	—	1	4	39
Shares converted to Class A(a)	(6,504)	(61,354)	(3,004)	(28,386)
Shares redeemed	(4,309)	(40,646)	(7,343)	(69,365)
	(10,811)	(101,982)	(10,343)	(97,712)
Institutional Shares
Shares sold	25,367,711	239,631,731	50,468,155	477,241,881
Reinvestment of distributions	201,298	1,899,808	233,157	2,205,425
Shares redeemed	(31,132,620)	(293,878,166)	(27,712,680)	(262,077,823)
	(5,563,611)	(52,346,627)	22,988,632	217,369,483
Administration Shares
Shares sold	3,402	32,187	5,415	51,383
Reinvestment of distributions	28	262	86	814
Shares redeemed	(5,599)	(53,087)	(7,742)	(73,438)
	(2,169)	(20,638)	(2,241)	(21,241)
Class IR Shares
Shares sold	5,601	52,891	7,934	74,974
Reinvestment of distributions	174	1,642	525	4,962
Shares redeemed	(21,065)	(198,749)	(88,655)	(838,567)
	(15,290)	(144,216)	(80,196)	(758,631)
NET INCREASE (DECREASE)	(6,707,538)	$(63,155,962)	22,427,077	$212,062,995

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Government Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,618,314	$38,920,028	2,526,336	$37,189,890
Reinvestment of distributions	147,821	2,198,727	177,461	2,602,378
Shares converted from Class B(a)	93,362	1,384,415	43,709	640,896
Shares redeemed	(3,956,248)	(58,780,802)	(8,576,221)	(126,188,214)
	(1,096,751)	(16,277,632)	(5,828,715)	(85,755,050)
Class B Shares
Shares sold	2,873	42,483	5,065	74,813
Reinvestment of distributions	933	13,810	2,195	32,097
Shares converted to Class A(a)	(93,362)	(1,384,415)	(43,709)	(640,896)
Shares redeemed	(213,262)	(3,161,486)	(206,170)	(3,025,108)
	(302,818)	(4,489,608)	(242,619)	(3,559,094)
Class C Shares
Shares sold	143,893	2,139,623	156,230	2,297,713
Reinvestment of distributions	4,294	63,811	5,702	83,370
Shares redeemed	(324,651)	(4,823,276)	(836,225)	(12,321,276)
	(176,464)	(2,619,842)	(674,293)	(9,940,193)
Institutional Shares
Shares sold	3,656,799	54,226,544	10,068,087	147,527,737
Reinvestment of distributions	150,782	2,238,963	274,034	4,012,063
Shares redeemed	(4,842,479)	(71,749,793)	(20,033,256)	(293,431,603)
	(1,034,898)	(15,284,286)	(9,691,135)	(141,891,803)
Service Shares
Shares sold	1,541,509	22,758,344	652,854	9,556,456
Reinvestment of distributions	37,483	556,030	39,502	577,592
Shares redeemed	(1,797,705)	(26,605,127)	(2,380,433)	(34,836,291)
	(218,713)	(3,290,753)	(1,688,077)	(24,702,243)
Class IR Shares
Shares sold	70,412	1,047,164	256,984	3,760,295
Reinvestment of distributions	4,530	67,365	3,882	56,820
Shares redeemed	(100,399)	(1,496,522)	(77,909)	(1,143,790)
	(25,457)	(381,993)	182,957	2,673,325
Class R Shares
Shares sold	421,584	6,260,957	330,004	4,849,401
Reinvestment of distributions	16,130	239,626	16,536	241,928
Shares redeemed	(308,321)	(4,579,117)	(393,153)	(5,767,019)
	129,393	1,921,466	(46,613)	(675,690)
NET DECREASE	(2,725,708)	$(40,422,648)	(17,988,495)	$(263,850,748)

(a)	Class B Shares were converted into Class A Shares at the close of business on November 14, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	High Quality Floating Rate Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,186,003	$10,383,510	3,985,815	$34,999,602
Reinvestment of distributions	4,525	39,635	12,318	108,057
Shares redeemed	(4,030,662)	(35,183,095)	(4,431,261)	(38,865,372)
	(2,840,134)	(24,759,950)	(433,128)	(3,757,713)
Institutional Shares
Shares sold	53,480,364	467,701,209	44,276,816	388,307,061
Reinvestment of distributions	149,757	1,310,182	110,479	968,765
Shares redeemed	(39,096,686)	(341,814,640)	(19,165,085)	(168,047,886)
	14,533,435	127,196,751	25,222,210	221,227,940
Service Shares
Shares sold	49	433	17,603	155,358
Reinvestment of distributions	8	66	16	145
Shares redeemed	(12,558)	(110,471)	(6,695)	(59,041)
	(12,501)	(109,972)	10,924	96,462
Class IR Shares
Shares sold	36,187	315,834	128,950	1,129,336
Reinvestment of distributions	437	3,813	752	6,584
Shares redeemed	(101,655)	(887,067)	(66,389)	(581,312)
	(65,031)	(567,420)	63,313	554,608
NET INCREASE	11,615,769	$101,759,409	24,863,319	$218,121,297

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Inflation Protected Securities Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,974,454	$20,609,887	2,725,017	$28,360,212
Reinvestment of distributions	28,891	306,094	62,076	640,962
Shares redeemed	(1,937,527)	(20,214,871)	(5,652,722)	(60,224,329)
	65,818	701,110	(2,865,629)	(31,223,155)
Class C Shares
Shares sold	87,110	907,079	107,102	1,140,195
Reinvestment of distributions	6,318	66,743	15,752	161,132
Shares redeemed	(292,752)	(3,036,390)	(834,360)	(8,833,941)
	(199,324)	(2,062,568)	(711,506)	(7,532,614)
Institutional Shares
Shares sold	3,682,455	38,661,251	6,981,756	73,839,969
Reinvestment of distributions	91,900	980,092	337,580	3,502,836
Shares redeemed	(5,645,705)	(59,193,263)	(22,965,291)	(239,868,643)
	(1,871,350)	(19,551,920)	(15,645,955)	(162,525,838)
Class IR Shares
Shares sold	108,737	1,134,382	97,134	1,018,490
Reinvestment of distributions	2,393	25,426	4,458	46,003
Shares redeemed	(64,766)	(676,512)	(227,274)	(2,407,642)
	46,364	483,296	(125,682)	(1,343,149)
Class R Shares
Shares sold	464,345	4,835,137	390,550	4,100,379
Reinvestment of distributions	5,083	53,866	5,862	59,909
Shares redeemed	(243,658)	(2,533,363)	(118,781)	(1,240,101)
	225,770	2,355,640	277,631	2,920,187
NET DECREASE	(1,732,722)	$(18,074,442)	(19,071,141)	$(199,704,569)

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Limited Maturity Obligations Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	—	$—	997,609	$9,976,082
Reinvestment of distributions	3,544	35,445	—	—
Shares redeemed	(106)	(1,063)	(2)	(15)
	3,438	34,382	997,607	9,976,067
Administration Shares
Shares sold	—	—	2,501	25,011
Reinvestment of distributions	3	26	—	—
Shares redeemed	—	—	(1)	(10)
	3	26	2,500	25,001
NET INCREASE	3,441	$34,408	1,000,107	$10,001,068

(a)	Commenced operations on February 28, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)

March 31, 2015

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Government Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,369,831	$64,640,113	9,832,423	$100,227,635
Reinvestment of distributions	183,504	1,862,779	225,275	2,296,239
Shares converted from Class B(a)	—	—	718	7,314
Shares redeemed	(12,003,418)	(121,845,576)	(28,818,164)	(294,007,732)
	(5,450,083)	(55,342,684)	(18,759,748)	(191,476,544)
Class B Shares(a)
Reinvestment of distributions	—	—	24	243
Shares converted to Class A	—	—	(721)	(7,314)
Shares redeemed	—	—	(25,422)	(258,313)
	—	—	(26,119)	(265,384)
Class C Shares
Shares sold	422,584	4,258,358	566,290	5,734,163
Reinvestment of distributions	12,689	127,992	15,243	154,345
Shares redeemed	(1,566,338)	(15,791,405)	(2,630,085)	(26,636,769)
	(1,131,065)	(11,405,055)	(2,048,552)	(20,748,261)
Institutional Shares
Shares sold	42,943,721	434,331,265	56,626,168	575,385,195
Reinvestment of distributions	1,096,812	11,098,058	1,020,467	10,367,205
Shares redeemed	(47,516,969)	(480,401,294)	(65,773,753)	(668,465,272)
	(3,476,436)	(34,971,971)	(8,127,118)	(82,712,872)
Service Shares
Shares sold	349,028	3,528,163	314,187	3,188,151
Reinvestment of distributions	21,071	212,938	24,640	250,005
Shares redeemed	(927,920)	(9,369,122)	(1,749,532)	(17,750,133)
	(557,821)	(5,628,021)	(1,410,705)	(14,311,977)
Class IR Shares
Shares sold	1,395,355	14,175,716	1,220,294	12,445,835
Reinvestment of distributions	18,786	190,856	19,359	197,483
Shares redeemed	(1,851,091)	(18,802,849)	(1,860,378)	(18,978,154)
	(436,950)	(4,436,277)	(620,725)	(6,334,836)
NET DECREASE	(11,052,355)	$(111,784,008)	(30,992,967)	$(315,849,874)

(a)	Short Duration Government Class B Shares liquidated on March 17, 2014.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Short Duration Income Fund

	For the Fiscal Year Ended March 31, 2015		For the Fiscal Year Ended March 31, 2014

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	449,324	$4,556,746	222,549	$2,251,401
Reinvestment of distributions	4,189	42,417	1,900	19,277
Shares redeemed	(287,549)	(2,911,128)	(81,093)	(821,224)
	165,964	1,688,035	143,356	1,449,454
Class C Shares
Shares sold	78,769	797,293	52,903	536,957
Reinvestment of distributions	739	7,486	424	4,300
Shares redeemed	(49,393)	(499,481)	(15,018)	(152,674)
	30,115	305,298	38,309	388,583
Institutional Shares
Shares sold	24,010,179	243,426,545	17,058,301	173,339,220
Reinvestment of distributions	353,185	3,582,111	181,670	1,846,300
Shares redeemed	(12,013,669)	(121,578,381)	(8,650,438)	(87,883,820)
	12,349,695	125,430,275	8,589,533	87,301,700
Class IR Shares
Shares sold	9,685	97,638	16,438	166,425
Reinvestment of distributions	309	3,140	185	1,888
Shares redeemed	(1,668)	(16,976)	(11,306)	(115,553)
	8,326	83,802	5,317	52,760
Class R Shares
Reinvestment of distributions	10	110	11	105
NET INCREASE	12,554,110	$127,507,520	8,776,526	$89,192,602

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs High Quality Floating Rate Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Limited Maturity Obligations Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Short Duration Income Fund (collectively the “Funds”), portfolios of the Goldman Sachs Trust, at March 31, 2015, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian, brokers, and transfer agent and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

May 26, 2015

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Administration, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2014 through March 31, 2015.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				High Quality Floating Rate Fund				Inflation Protected Securities Fund
Share Class	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$1,000.00	$997.20		$3.39	$1,000.00	$1,022.00		$4.59	$1,000.00	$995.50		$3.03	$1,000.00	$1,006.80		$3.60
Hypothetical 5% return	1,000.00	1,021.54	+	3.43	1,000.00	1,020.39	+	4.58	1,000.00	1,021.89	+	3.07	1,000.00	1,021.34	+	3.63
Class C
Actual	N/A	N/A		N/A	1,000.00	1,018.20		8.35	N/A	N/A		N/A	1,000.00	1,001.90		7.34
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,016.65	+	8.35	N/A	N/A		N/A	1,000.00	1,017.60	+	7.39
Institutional
Actual	1,000.00	997.80		1.69	1,000.00	1,023.80		2.88	1,000.00	996.70		1.79	1,000.00	1,008.70		1.90
Hypothetical 5% return	1,000.00	1,023.24	+	1.72	1,000.00	1,022.09	+	2.87	1,000.00	1,023.14	+	1.82	1,000.00	1,023.04	+	1.92
Administration
Actual	1,000.00	996.60		2.94	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.99	+	2.97	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual	N/A	N/A		N/A	1,000.00	1,021.30		5.39	1,000.00	995.50		2.99	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.60	+	5.39	1,000.00	1,021.94	+	3.02	N/A	N/A		N/A
Class IR
Actual	1,000.00	998.40		2.14	1,000.00	1,023.30		3.33	1,000.00	996.20		2.24	1,000.00	1,007.70		2.35
Hypothetical 5% return	1,000.00	1,022.79	+	2.17	1,000.00	1,021.64	+	3.33	1,000.00	1,022.69	+	2.27	1,000.00	1,022.59	+	2.37
Class R
Actual	N/A	N/A		N/A	1,000.00	1,020.80		5.84	N/A	N/A		N/A	1,000.00	1,005.80		4.85
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.15	+	5.84	N/A	N/A		N/A	1,000.00	1,020.10	+	4.89

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:
+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2015 (Unaudited) (continued)

	Limited Maturity Obligations Fund						Short Duration Government Fund				Short Duration Income Fund
Share Class	Beginning Account Value 10/1/14		Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*		Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*	Beginning Account Value 10/1/14	Ending Account Value 3/31/15		Expenses Paid for the 6 months ended 3/31/15*
Class A
Actual	$	N/A	$	N/A	$	N/A	$1,000.00	$1,000.80		$4.09	$1,000.00	$1,002.20		$3.94
Hypothetical 5% return		N/A		N/A		N/A	1,000.00	1,020.84	+	4.13	1,000.00	1,020.99	+	3.98
Class C
Actual		N/A		N/A		N/A	1,000.00	998.80		6.08	1,000.00	1,000.30		5.83
Hypothetical 5% return		N/A		N/A		N/A	1,000.00	1,018.85	+	6.14	1,000.00	1,019.10	+	5.89
Institutional
Actual		1,000.00		1,001.90		0.95	1,000.00	1,002.50		2.40	1,000.00	1,003.80		2.25
Hypothetical 5% return		1,000.00		1,023.98		0.96	1,000.00	1,022.54	+	2.42	1,000.00	1,022.69	+	2.27
Administration
Actual		1,000.00		1,000.60		2.29	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return		1,000.00		1,022.64		2.32	N/A	N/A		N/A	N/A	N/A		N/A
Service
Actual		N/A		N/A		N/A	1,000.00	1,000.00		4.89	N/A	N/A		N/A
Hypothetical 5% return		N/A		N/A		N/A	1,000.00	1,020.05	+	4.94	N/A	N/A		N/A
Class IR
Actual		N/A		N/A		N/A	1,000.00	1,002.10		2.80	1,000.00	1,003.40		2.75
Hypothetical 5% return		N/A		N/A		N/A	1,000.00	1,022.14	+	2.82	1,000.00	1,022.19	+	2.77
Class R
Actual		N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,001.10		5.04
Hypothetical 5% return		N/A		N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.90	+	5.09

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2015. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	0.68%	N/A	0.34%	0.59%	N/A	0.43%	N/A
Government Income	0.91	1.66%	0.57	N/A	1.07%	0.66	1.16%
High Quality Floating Rate	0.61	N/A	0.36	N/A	0.60	0.45	N/A
Inflation Protected Securities	0.72	1.47	0.38	N/A	N/A	0.47	0.97
Limited Maturity Obligations	N/A	N/A	0.19	0.46	N/A	N/A	N/A
Short Duration Government	0.82	1.22	0.48	N/A	0.98	0.56	N/A
Short Duration Income	0.79	1.17	0.45	N/A	N/A	0.55	1.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	128	None
Kathryn A. Cassidy Age: 61	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Fund Complex.	108	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	128	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 66	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. (2008-2014) and Trustee (1982-2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	128	None
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2014-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, logistics and supply-chain management services company)
Gregory G. Weaver Age: 63	Trustee	Since 2015	Mr. Weaver is retired. Formerly, he was Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Fund Complex.	108	None

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	127	None
Alan A. Shuch Age: 65	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of March 31, 2015.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) December 31st of the year in which the Trustee turns 74 years of age, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of March 31, 2015, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”), Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”) and Goldman Sachs ETF Trust (“GSETF”), and with respect to Mr. McNamara, GSTII, GSMLP, GSMER and GSETF. GSTII consisted of six portfolios (two of which offered shares to the public). GSBDC, GSMLP and GSMER each consisted of one portfolio. GSETF consisted of 11 portfolios (none of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005); and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of March 31, 2015.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Short Duration and Government Income Funds Tax Information (Unaudited)

Pursuant to Section 871(k) of the Internal Revenue Code, the Inflation Protected Securities Fund designates $1,778,764 as interest-related dividends paid during the year ended March 31, 2015.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.02 trillion in assets under supervision as of March 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund[3]
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund[4]
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[5]
■	International Tax-Managed Equity Fund[5]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund
■	Global Managed Beta Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective on December 18, 2014, the Goldman Sachs Municipal Income Fund was renamed the Goldman Sachs Dynamic Municipal Income Fund.
[4]	Effective April 30, 2015, the Goldman Sachs U.S. Equity Fund was renamed the Goldman Sachs Dynamic U.S. Equity Fund.
[5]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES

Ashok N. Bakhru, Chairman

Kathryn A. Cassidy

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

Gregory G. Weaver

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Forms N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of March 31, 2015 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2015 Goldman Sachs. All rights reserved. 162196.MF.MED.TMPL/5/2015/SDFIAR-15/24.5K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,570,472	$2,208,710	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0	Other attest services.

Tax Fees:

• PwC	$659,410	$723,485	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended March 31, 2015 and March 31, 2014 were approximately $659,410 and $723,485 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	June 4, 2015

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	June 4, 2015